As Filed with the Securities and Exchange Commission on February 18, 2005

1933 Act Registration No. 333-37433
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-14AE

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

[ ] Pre-Effective      [ ] Post-Effective
Amendment No.       Amendment No.

EVERGREEN FIXED INCOME TRUST
(Evergreen Diversified Bond Fund)

Area Code and Telephone Number: (617) 210-3200

200 Berkeley Street
Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Timothy W. Diggins, Esq.
Ropes & Gray LLP
One International Place
Boston, MA 02110

Audrey Talley, Esq.
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

        In reliance on Section 24(f) of the Investment Company Act of 1940, no filing fee is due for this registration of Class I shares of the Evergreen Diversified Bond Fund, a series of the Evergreen Fixed Income Trust.

        It is proposed that this filing will become effective on March 24, 2005 pursuant to Rule 488.

EVERGREEN FIXED INCOME TRUST

PART A

PROSPECTUS/PROXY STATEMENT

VESTAUR SECURITIES FUND

123 South Broad Street

Philadelphia, Pennsylvania 19109

March 25, 2005

Dear Shareholder,

As a shareholder of Vestaur Securities Fund, you are invited to vote on a proposal to merge Vestaur Securities Fund, a closed-end investment company managed by Evergreen Investment Management Company, Inc., into Evergreen Diversified Bond Fund, an open-end investment company also managed by Evergreen Investment Management Company LLC.

As described in more detail in the enclosed proxy materials, your Trustees are recommending the merger because, among other things, it is expected to eliminate the discount of the Fund’s share price to its net asset value, increase shareholders’ liquidity, and provide shareholders the ability, through a tax-free transaction, to invest in another investment company managed by the same investment professionals who currently manage Vestaur Securities Fund. Investment in the Evergreen Diversified Bond Fund will also afford shareholders all of the benefits available to investors in the Evergreen open-end fund family. The Board of Trustees of Vestaur Securities Fund has approved the merger and recommends that you vote FOR this proposal.

If approved by shareholders, this is how the merger will work:

•	Vestaur Securities Fund will transfer its assets and identified liabilities to Evergreen Diversified Bond Fund.
•

Evergreen Diversified Bond Fund will issue new shares that will be distributed to you in an amount equal to the net asset value of your Vestaur Securities Fund shares. You will receive Class I shares of Evergreen Diversified Bond Fund. Although the number of shares you hold may change, the total net asset value of your investment will not change as a result of the merger.

•	The merger is intended to be a non-taxable event for shareholders for federal income tax purposes.

Details about Evergreen Diversified Bond Fund’s investment goal, portfolio management team, and performance, along with additional information about the proposed merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

Votes on the proposal will be cast at a shareholder meeting of Vestaur Securities Fund’s shareholders to be held on May 11, 2005. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage paid envelope provided, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

If you have any questions about the proposal or the proxy card, please call Computershare Fund Services, our proxy solicitor, at __________ (toll free). You may record your vote by telephone, facsimile or Internet by following the voting instructions as outlined on your proxy card. If Vestaur Securities Fund does not receive your vote after several weeks, you may receive a telephone call from Computershare Fund Services requesting your vote.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Glen T. Insley Chairman of the Board of Trustees Vestaur Securities Fund

VESTAUR SECURITIES FUND

123 South Broad Street

Philadelphia, Pennsylvania 19109

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 11, 2005

The Annual Meeting (the “Meeting”) of Shareholders of Vestaur Securities Fund, will be held at The Union League of Philadelphia, Meredith Room, 140 South Broad Street, Philadelphia, Pennsylvania 19102 on May 11, 2005 at 10:00 a.m., Eastern time, and any adjournments thereof, for the following purposes:

1.

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of________, 2005, providing for the acquisition of all the assets of Vestaur Securities Fund by Evergreen Diversified Bond Fund (“Diversified Bond Fund”), a series of Evergreen Fixed Income Trust, in exchange for Class I shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of the identified liabilities of Vestaur Securities Fund. The Plan also provides for distribution of those Class I shares of Diversified Bond Fund to shareholders of Vestaur Securities Fund in liquidation and subsequent termination of Vestaur Securities Fund . A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Vestaur Securities Fund.

2.	To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

The Board of Trustees has fixed the close of business on February 28, 2005 as the record date for the determination of shareholders of Vestaur Securities Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees

Michael H. Koonce Secretary
March 25, 2005

PROSPECTUS/PROXY STATEMENT

RELATING TO THE PROPOSED MERGER

of

VESTAUR SECURITIES FUND

into

EVERGREEN DIVERSIFIED BOND FUND

a series of Evergreen Fixed Income Trust

March 25, 2005

This prospectus/proxy statement sets forth concisely the information you should know before voting on the proposed merger (the “Merger”) of Vestaur Securities Fund into Evergreen Diversified Bond Fund (“Diversified Bond Fund”). If approved, the Merger will result in your receiving Class I shares of Diversified Bond Fund in exchange for your shares of Vestaur Securities Fund. The new shares you receive will have the same total net asset value as the net asset value of your Vestaur Securities Fund shares as of the close of business on the day immediately prior to the Merger. The investment goals of both Funds are similar. Vestaur Securities Fund seeks as a primary objective a high level of current income through investment in a diversified portfolio of fixed income securities which management considers to be of high quality. Capital appreciation is a secondary investment objective. Diversified Bond Fund seeks maximum income without undue risk of principal.

Please read the Prospectus/Proxy Statememt carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Class I shares of Diversified Bond Fund, dated September 1, 2004 as supplemented October 1, 2004 and December 14, 2004, which accompanies this prospectus/proxy statement.

Statement of additional information for Diversified Bond Fund, dated September 1, 2004, as supplemented October 1, 2004 and December 9, 2004.

Annual report for Diversified Bond Fund, dated April 30, 2004.

Annual report for Vestaur Securities Fund, dated November 30, 2004.

Semi-annual report for Diversified Bond Fund, dated October 31, 2004.

Statement of additional information, dated March 25, 2005, which relates to this prospectus/proxy statement and the Merger.

The Funds will make all of these documents and other information available to you free of charge if you:
	•	Call ___.___.____, or Write the Funds at the address below.
You can also obtain any of these documents for a fee from the SEC if you:
	•	Call the SEC at 202.942.8090.
Or for free if you:
	•	Go to the EDGAR Database on the SEC’s Website (http://www.sec.gov).
To ask questions about this prospectus/proxy statement:
	•	Call___.___.____, or
	•	Write to the Funds at the address below.
The Funds’ SEC file numbers are as follows:
	•	Vestaur Securities Fund, 811-2320 and 2-47081.
	•	Evergreen Diversified Bond Fund, 811-08415 and 333-37433.

The information relating to Diversified Bond Fund in the accompanying prospectus, as well as the statement of additional information relating to this prospectus/proxy statement, are incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement. Shares of the Vestaur Securities Fund are listed for trading on the American Stock Exchange; reports, proxy materials, and other information concerning that fund can be inspected at the American Stock Exchange.

The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed, or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

The address of the Diversified Bond Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 1.800.343.2898). The address of Vestaur Securities Fund is 123 South Broad Street Philadelphia, Pennsylvania 19109 (Telephone: 1.800.343.2898).

PROSPECTUS/PROXY STATEMENT DATED MARCH 25, 2005

TABLE OF CONTENTS

SUMMARY
What are the key features of the Merger?
After the Merger, what class of shares of Evergreen Diversified Bond Fund will I own?
How do the Funds’ investment goals, principal investment strategies and risks compare?
How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?
Who will be the Investment Adviser and Portfolio Manager of my Fund after the Merger?
Are there any Legal Proceedings that have Commenced against the Funds and their Advisor?
What will the advisory fee be after the Merger?
What will be the primary federal income tax consequences of the Merger?

RISKS
What are the primary risks of investing in each Fund?

MERGER INFORMATION
Reasons for the Merger
Agreement and Plan of Reorganization
Federal Income Tax Consequences
Pro-forma Capitalization
Distribution of Shares
Calculating the Share Price
Purchase and Redemption Procedures
Short-Term Trading Policy
Exchange Privileges
Dividend Policy

INFORMATION ON SHAREHOLDERS’ RIGHTS
Form of Organization
Capitalization
Shareholder Liability
Shareholder Meetings and Voting Rights
Liquidation
Liability and Indemnification of Trustees

VOTING INFORMATION CONCERNING THE MEETING
Shareholder Information
ADDITIONAL INFORMATION
OTHER BUSINESS
INSTRUCTIONS FOR EXECUTING PROXY CARDS
OTHER WAYS TO VOTE YOUR PROXY
EXHIBIT A (AGREEMENT AND PLAN OF REORGANIZATION)	A-1
EXHIBIT B (INFORMATION ABOUT DIVERSIFIED BOND FUND’S BOARD MEMBERS)	B-1
EXHIBIT C (MD&A – DIVERSIFIED BOND FUND)	C-1
EXHIBIT D (INFORMATION REGARDING THE INVSETMENT OBJECTIVE AND POLICIES, MANAGEMENT, AND CAPITAL STOCK OF VESTAUR SECURITIES FUND)	D-1
EXHIBIT E (FINANCIAL HIGHLIGHTS – VESTAUR SECURITIES FUND)	E-1
EXHIBT F (FINANCIAL HIGHLIGHTS – EVERGREEN DIVERSIFIED BOND FUND)	F-1

SUMMARY

This section summarizes the principal features of the Merger. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization attached to this prospectus/proxy statement as Exhibit A (the “Plan”) and to the additional information contained elsewhere in this prospectus/proxy statement.

What are the key features of the Merger?

It is proposed that Vestaur Securities Fund be merged into Diversified Bond Fund. If the Merger is effected, Vestaur Securities Fund shareholders will become Class I shareholders of Diversified Bond Fund. The Plan generally provides for the following:

•	The transfer of all of the assets of Vestaur Securities Fund to Diversified Bond Fund in exchange for Class I shares of Diversified Bond Fund.
•

The assumption by Diversified Bond Fund of the identified liabilities of Vestaur Securities Fund. (The identified liabilities consist only of those liabilities reflected on Vestaur Securities Fund’s statement of assets and liabilities determined immediately preceding the Merger.)

•

The liquidation of Vestaur Securities Fund by distributing the Class I shares of Diversified Bond Fund to Vestaur Securities Fund’s shareholders. The new shares you receive will have the same total net asset value as the net asset value of your Vestaur Securities Fund shares as of the close of business on the day immediately prior to the Merger.

•	The structuring of the Merger as a tax-free reorganization for federal income tax purposes.
•

Evergreen Investment Management Company, LLC will bear the cost of the Merger over and above $25,000, the amount determined by the Vestaur Securities Fund Board of Trustees to be the typical cost of holding its annual meeting of shareholders.

The Board of Trustees of Vestaur Securities Fund, including the Trustees who are not “interested persons” (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has concluded that the Merger would be in the best interests of Vestaur Securities Fund and its shareholders, and that existing shareholders’ interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of Vestaur Securities Fund’s shareholders. The Board of Trustees of Evergreen Fixed Income Trust has also approved the Plan on behalf of Diversified Bond Fund.

The Merger is scheduled to take place on or about May 20, 2005.

After the Merger, what class of shares of Diversified Bond Fund will I own?

You will receive Class I shares of Diversified Bond Fund as a result of the Merger. The new shares you receive will have the same total net asset value as the net asset value of your Vestaur Securities Fund shares as of the close of business on the day immediately prior to the Merger.

How do the Funds’ investment goals, principal investment strategies and risks compare?

The following table provides a summary comparison between the investment goals and principal investment strategies of the Funds. Please see the prospectus for the Diversified Bond Fund, enclosed with this prospectus/proxy statement, for a more complete description of that Fund’s investment goals and strategies. More detailed information regarding the investment goal and strategies of Vestaur Securities Fund is set out in Exhibit D to this prospectus/proxy statement.

	Vestaur Securities Fund		Diversified Bond Fund
INVESTMENT GOALS

Seeks a high level of current income through investment in a diversified portfolio of fixed-income securities which management considers to be of high quality. Capital appreciation is a secondary investment objective.

Seeks maximum income without undue risk of principal.
PRINCIPAL INVESTMENT STRATEGIES	•	At least 75% of the Fund’s total assets will be invested in the following types of income-producing securities:	•	Normally invests at least 80% of its assets in bonds and other debt obligations.

-  Marketable and privately placed straight debt securities which are rated at the time of purchase within the four highest grades assigned by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation.

			•	Invests in debt instruments that are normally characterized by high returns and moderate price fluctuations.
		- Marketable securities of, or guaranteed by, the United States Government, its agencies or instrumentalities. - U.S. dollar denominated securities of a foreign issuer.	•	At least 65% of the Fund’s debt instruments, which include both secured and unsecured debt obligations, will be investment grade at the time of purchase.

-  Obligations of, or guaranteed by, U.S. banks or U.S. bank holding companies (i.e., companies whose primary assets are U.S. banks) which obligations, although not rated as a matter of policy by either Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, are considered by management to have investment quality comparable to securities described above.

			•	While the selection of securities can vary widely in average duration, the portfolio managers typically purchase securities with an average duration of less than thirty years.
		- Commercial paper. - Preferred securities with attributes of debt securities.	•	As a group, such debt instruments usually possess a fairly high degree of dependability of interest payments.
	•	Up to 25% of the Fund’s total assets may consist of:	•

While the Fund’s primary objective is income, the portfolio managers give careful consideration to: (i) maintaining security of principal, (ii) liquidity and (iii) diversification of securities in the portfolio.

- Debt securities not included above (excluding preferred securities with attributes of debt securities).
- Securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.
- Preferred stocks.

In making purchases within the above guidelines, the Fund will not invest more than 25% of the value of its total assets in securities which have been acquired through private placement transactions (restricted securities).

The foregoing percentage limitations will apply at the time of purchase of securities. Securities received upon conversion or upon exercise of warrants and securities remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition.

			•	When selecting securities, the portfolio managers consider research on the bond market, economic analysis and interest rate forecasts.
	•	The Fund intends to use short-term trading as a means of managing its portfolio to achieve its investment objective.	•	Analysis of securities focuses on factors such as interest or dividend coverage, asset values, earning prospects and the quality of management of the company.
•

Seeks to enhance total return by investing a portion of its assets in below investment grade bond risk with credit ratings in the lower or below-investment grade categories of a nationally recognized statistical organization or in securities that are unrated but determined to be of comparable quality by the Fund’s portfolio managers.

			•	Investments in below investment grade bonds will not exceed 35% of its assets.
			•	May invest in mortgage-backed securities, asset-backed securities and collateralized mortgage obligations.
•

May engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

			•	Transactions in dollar rolls which exceed 5% of the Fund’s assets will be “covered.” This means that the dollar roll position will be offset by a cash or cash equivalent position.
			•	May invest up to 50% of its assets in foreign securities.

Diversified Bond Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund’s principal investment strategies and investment goals, and if employed could result in lower returns and loss of market opportunity.

In general, the investment policies of the two Funds are similar. The principal difference in the current management of the two Funds is that Vestaur Securities Fund has tended to invest more of its assets in securities rated below investment grade, or “junk” bonds. These securities generally pay income at rates higher than more highly rated bonds, but entail greater risks. See “Below Investment Grade Bond Risk” below. As noted below, it is expected that the portfolio management team currently managing Vestaur Securities Fund will begin managing the Diversified Bond Fund following the Merger. As a result, it is anticipated that the investment strategy and approach of Diversified Bond Fund following the Merger will be substantially similar to that of Vestaur Securities Fund.

Because Vestaur Securities Fund is a closed-end investment company, its shares can and frequently have traded at a discount from their net asset value, but in some cases they can trade and have traded at a premium. Shares of Diversified Bond Fund are purchased and sold at their net asset value and do not trade at a premium or discount to their net asset value. As an open-end fund, Diversified Bond Fund is subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds, like Vestaur Securities Fund, generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. The Vestaur Securities Fund portfolio management team does not typically engage in financially leveraging transactions.

The risks associated with an investment in Vestaur Securities Fund and Diversified Bond Fund are similar. The following table highlights the risks associated with the investment goals and principal investment strategies as set forth in the Diversified Bond Fund’s prospectus.

Risk	Explanation
Interest Rate Risk	Interest rate risk is the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up.
Credit Risk	The value of a debt security is directly affected by the issuer’s ability to repay principal and pay interest on time.
Below Investment Grade Bond Risk	Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds.
Mortgage-Backed and Asset-Backed Securities Risk	The Fund may be exposed to a lower rate of return if the mortgages are repaid earlier than anticipated and may be more sensitive to interest rate changes.
Foreign Investment Risk	Political turmoil, economic instability and currency exchange fluctuations could adversely affect the value of foreign securities held by the Fund.

For a more detailed description of Diversified Bond Fund’s risks, see the section entitled “Risks.”

How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell, and exchange shares the same way?

Vestaur Securities Fund is a closed-end investment company and does not make a continuous offering of its shares. As a result, you may only purchase shares of Vestaur Securities Fund from other shareholders (typically in transactions effected on the American Stock Exchange) or through the reinvestment of distributions by the Fund. Diversified Bond Fund is an open-end mutual fund that offers its shares continuously. As a result, you may purchase additional shares of Diversified Bond Fund on any day the New York Stock Exchange is open. Shareholders of Vestaur Securities Fund who become shareholders of Diversified Bond Fund through the Merger will be eligible to purchase additional Class I shares of Diversified Bond Fund. No sales charges apply to purchases of Class I shares. Diversified Bond Fund provides for telephone, mail or wire redemption of Class I shares at net asset value, as next determined after receipt of a redemption request on each day the New York Stock Exchange (“NYSE”) is open for trading. For more information about buying and selling shares of Diversified Bond Fund, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.”

The following tables allow you to compare the sales charges and expenses of the two Funds. The table entitled “Diversified Bond Fund Pro Forma” also shows you what the expenses are estimated to be assuming the Merger takes place. Current Vestaur Securities Fund shareholders will not pay any sales charge on Class I shares they receive pursuant to the Plan.

Shareholder Fees (fees paid directly from your investment)

Vestaur Securities Fund		Evergreen Diversified Bond Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class I
Sales load	N/A	Maximum sales charge imposed on purchases (as a % of offering price)	None
Dividend reinvestment purchase plan fees	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None

Annual Expenses (expressed as a percentage of net assets attributable to common shares)

Vestaur Securities Fund (based on expenses for the fiscal year ended November 30, 2004)

Management fees	12b-1 Fees	Shareholder Service Fees	Other Expenses	Total Annual Expenses*
0.68%	N/A	N/A	0.29%	0.97%

*The Fund’s investment adviser may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment adviser may cease these voluntary waivers and/or reimbursements at any time. The “Total Annual Expenses” listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, “Total Annual Expenses” would be 0.94%.

Annual Fund Operating Expenses (expenses that are deducted from fund assets) expressed as a percentage of the Fund’s average daily net assets.

Diversified Bond Fund – Class I shares (based on expenses for the fiscal year ended April 30, 2004)

Management fees	12b-1 Fees	Shareholder Service Fees	Other Expenses	Total Annual Fund Operating Expenses
0.43%	0.00%	0.00%	0.36%	0.79%

* These fees have been restated to reflect current fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) expressed as a percentage of the Fund’s average daily net assets.

Diversified Bond Fund – Class I shares – Pro Forma (based on expenses for the 12 months ended November 30, 2004, assuming the Merger had occurred on the first day of that year)

Management fees	12b-1 Fees	Shareholder Service Fees	Other Expenses	Total Annual Fund Operating Expenses**
0.43%	0.00%	0.00%	0.36%	0.79%

* These fees have been restated to reflect current fees.

**EIMC has agreed to contractually waive its fees and/or reimburse expenses for two years from the date of the merger to the extent the Class I expense ratio exceeds, in the aggregate, 0.67% of the Diversified Bond Fund’s Class I average daily net assets following the merger. These waivers and/or reimbursements are subject to later recoupment by the investment adviser in certain circumstances up to a period of three years following the fiscal year in which such expenses were incurred.

The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five-, and ten-year periods. The examples are intended to help you compare the cost of investing in Vestaur Securities Fund versus Diversified Bond Fund, both before and (in the case of the pro forma example) after the Merger, and are for illustration only. The examples assume that your investment earns a 5% return each year, that you reinvest all of your dividends and distributions, and that each Fund accrues expenses at the rate shown under Total Annual Fund Operating Expenses above in each year (except with respect to the pro forma table, for the first two years operating expenses are the same as those shown in the footnote to the table).

Your actual costs may be higher or lower.

Example of Fund Expenses

	Vestaur Securities Fund	Diversified Bond Fund (Class I)
	Assuming Redemption at End of Period

After 1 year	$99	$81
After 3 years	$309	$252
After 5 years	$536	$439
After 10 years	$1,190	$978

Diversified Bond Fund (Class I) Pro Forma
Assuming Redemption at End of Period
After 1 year	$68
After 3 years	$228
After 5 years	$415
After 10 years	$955

Who will be the Investment Adviser and Portfolio Manager of the Diversified Bond Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

The overall management of each Fund is the responsibility of, and is supervised by, the Board of Trustees of that Fund. The memberships of the Boards of the two Funds are different. After the Merger, the current Board of Trustees of the Diversified Bond Fund will be the Board of the Diversified Bond Fund following the Merger. See Exhibit B – “Information About Diversified Bond Fund’s Board Members.”

Investment Adviser

Evergreen Investment Management Company, LLC (“EIMC”) is the investment adviser to Vestaur Securities Fund and Diversified Bond Fund. Following are some key facts about EIMC:

•         Is a subsidiary of Wachovia Corporation, the seventh largest bank holding company in the United States based on total assets as of December 31, 2004.

•         Has been managing mutual funds and private accounts since 1932.

•         Manages over $104.6 billion in assets of the Evergreen funds as of December 31, 2004.

•         Is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Portfolio Management

Douglas Williams and Richard Cryan lead the portfolio management team for Vestaur Securities Fund. It is anticipated that they will lead the portfolio management team for Diversified Bond Fund after the Merger.

Advisory Fees

For its management and supervision of the daily business affairs of Diversified Bond Fund, EIMC is entitled to receive an annual fee of 2.0% of gross dividend and interest income, plus the following:

Average Daily Net Assets	Fee (expressed as a percentage of average daily net assets)
First $500 million	0.31%
Over $500 million	0.16%

For the fiscal year ended April 30, 2004, the aggregate advisory fee paid to EIMC by Diversified Bond Fund was:

• 0.46% of the Fund’s average daily net assets.

In return for its advisory and other services and the expenses it assumes under its investment advisory agreement with Vestaur Securities Fund, EIMC is entitled to receive a monthly fee from Vestaur Securities Fund at an annual rate of 0.5% of the average monthly net asset value of the Fund plus 2.5% of the net amount of interest and dividend income (after deducting interest on any borrowed funds).

For the fiscal year ended November 30, 2004, the aggregate advisory fee paid to EIMC by Vestaur Securities Fund was:

• 0.65% of the Fund’s average daily net assets.

Are there any Legal Proceedings that have Commenced against the Funds and their Advisor?

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisers, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000 through April, 2003, in excess of the limitations set forth in that Fund’s prospectus, (ii) short-term trading from September, 2001 through January, 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a Fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the Fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the Fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the Fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the Fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen Funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

What will be the primary federal income tax consequences of the Merger?

Prior to or at the time of the Merger, Vestaur Securities Fund and Diversified Bond Fund will have received an opinion from Ropes & Gray LLP that the Merger has been structured so that no gain or loss will be recognized by Vestaur Securities Fund or its shareholders for federal income tax purposes as a result of receiving Diversified Bond Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Diversified Bond Fund that are received by a Vestaur Securities Fund shareholder will be the same as the holding period and aggregate tax basis of shares of Vestaur Securities Fund previously held by such shareholder, provided that shares of Vestaur Securities Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Vestaur Securities Fund in the hands of Diversified Bond Fund as a result of the Merger will be the same as they were in the hands of Vestaur Securities Fund immediately prior to the Merger. Diversified Bond Fund will recognize no gain or loss upon the receipt of the assets of Vestaur Securities Fund in exchange for shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of Vestaur Securities Fund’s identified liabilities.

RISKS

What are the primary risks of investing in Diversified Bond Fund?

An investment in Diversified Bond Fund is subject to certain risks; the principal risks are summarized below. There is no assurance that investment performance of the Fund will be positive or that the Fund will meet its investment goals. The risks associated with an investment in Vestaur Securities Fund are generally similar to those of an investment in Diversified Bond Fund, although, as noted above, Vestaur Securities Fund has tended to invest a greater portion of its assets in lower rated securities than Diversified Bond Fund. However, because it is expected that the portfolio management team currently managing Vestaur Securities Fund will begin managing Diversified Bond Fund’s portfolio after the Merger, the risks of an investment in Diversified Bond Fund after the Merger are likely to be similar to those of an investment currently in Vestaur Securities Fund.

Interest Rate Risk

Interest rate risk is the tendency for the value of debt securities to fall when interest rates go up. Since both Funds primarily invest in debt securities, if prevailing interest rates rise, then the value of the Funds’ securities may decline. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from prevailing interest rate changes. When interest rates go down, interest earned by the Funds on its investments may also decline, which could cause the Funds to reduce the dividends it pays.

Credit Risk

The value of a debt security is directly affected by the issuer’s ability to repay principal and pay interest on time. Since the Funds invests a significant portion of its assets in debt securities, the value of and total return earned on a shareholder’s investment in the Funds may decline if an issuer fails to pay an obligation on a timely basis.

Below Investment Grade Bond Risk

Below investment grade securities, which are rated below Baa by Moody’s or BBB by S&P, and are commonly known as “high yield” or “junk” bonds, generally are considered to be subject to greater credit risk than higher quality securities because the issuers of below investment grade securities generally are viewed as having greater potential for default than issuers of higher quality bonds. An issuer’s ability to make principal and interest payments on its below investment grade debt may be dramatically affected by developments impacting its financial performance, including developments within the markets or industries in which it operates and changes in general economic conditions. Issuers of lower-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Further, the risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Mortgage-Backed and Asset-Backed Securities Risk

Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose the Funds to a lower rate of return when it reinvests the principal.

Foreign Investment Risk

Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, when the Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of the Fund’s shares will be affected by changes in exchange rates. A change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. In addition, the Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect the Fund’s ability to purchase or sell large blocks of securities and thus obtain the best price. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices.

MERGER INFORMATION

Reasons for the Merger

At a Board of Trustees meeting held on December 8, 2004, all of the Trustees of Vestaur Securities Fund, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interests of shareholders of Vestaur Securities Fund and that the interests of existing shareholders of Vestaur Securities Fund would not be diluted as a result of the transactions contemplated by the Merger.

Before approving the Plan, the Trustees reviewed information and materials about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, and specific portfolio characteristics of the securities currently held by the Funds. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Vestaur Securities Fund with Diversified Bond Fund. As of March 15, 2005, Vestaur Securities Fund’s total net assets were approximately $_____ million and Diversified Bond Fund’s total net assets were approximately $_____ million. By merging into Diversified Bond Fund, shareholders of Vestaur Securities Fund should have the benefit the economies of scale associated with a larger fund with a similar investment goal and policies. For shareholders of Vestaur Securities Fund, the Merger is expected to eliminate the market discount at which the shares of Vestaur Securities Fund have often traded and offer shareholders more liquidity in their investment. This will be accomplished because, as an open-end investment company, Diversified Bond Fund redeems its Class I shares at net asset value each day the NYSE is open for business.

The following table sets the high and low sales prices for the shares of Vestaur Securities Fund, net asset value per share and discount or premium to net asset value represented by the quotation, based on Thursday pricing, for the last two years.

Quarterly High Price						Quarterly Low Price
Fiscal Quarter Ended	Net Asset Value		AMEX (or market) Price		Premium (Discount) to NAV	Net Asset Value		AMEX (or market) Price		Premium (Discount) to NAV
February 28, 2005	$		$		%	$		$		%
November 30, 2004		$14.24		$13.31	(5.95%)		$13.90		$12.66	(9.69%)
August 31, 2004		$13.99		$12.86	(7.87%)		$13.62		$12.13	(11.19%)
May 31, 2004		$14.52		$13.41	(7.20%)		$13.49		$12.06	(11.43%)
February 29, 2004		$14.32		$13.51	(5.78%)		$14.01		$12.91	(8.82%)
November 30, 2003		$14.10		$13.10	(6.18%)		$13.71		$12.50	(8.88%)
August 31, 2003		$14.48		$13.76	(4.06%)		$13.45		$12.26	(9.50%)
May 31, 2003		$14.22		$14.17	+1.31%		$13.43		$13.12	(5.49%)
February 28, 2003		$13.62		$13.71	+0.67%		$13.28		$12.45	(7.17%)

As of March 15, 2005, the price of Vestaur Securities Fund’s common stock as quoted on the American Stock Exchange (the “AMEX”) was $________, representing a ___% discount from the common stock’s net asset value calculated on that day. Vestaur Securities Fund announced after the close of business on December 8, 2004, its Board’s approval of the Merger.

In considering various alternatives to eliminate the market discount at which Vestaur Securities Fund’s shares have traded, the Board of Trustees of Vestaur Securities Fund chose the option of combining Vestaur Securities Fund with an open-end fund because, among other reasons, it would afford shareholders a continuing investment in a comparable investment company, and more flexibility in deciding whether they wished to recognize gain or loss for tax purposes on the disposition of their shares. One of the other alternatives the Board considered was to convert Vestaur Securities Fund to an open-end investment company. The Board believes, however, that conversion to an open-end investment company could expose the Fund to the risk of a substantial reduction in asset size, resulting in a possible loss of economies of scale, an increase in expenses as a percentage of net asset value, and an adverse impact on portfolio management and investment performance.

The Trustees also considered the relative performance of the Funds and noted that the performance for the past one-year, three-year and five-year periods ended September 30, 2004 was higher for Vestaur Securities Fund at net asset value (“NAV”) than for Diversified Bond Fund. For the one-year period ended that same date, the average annual total return for shares of Vestaur Securities Fund at NAV was 7.01% and 7.52%, at market, while the average annual total return for Class I shares of Diversified Bond Fund was 4.08%. For the three-year period ended on that date, the average annual total return shares of Vestaur Securities Fund at NAV was 8.49% and 5.12% at market while the average annual total return for Class I shares of Diversified Bond Fund was 6.26%. For the five-year period ended on that same date, the average annual total return for shares of Vestaur Securities Fund at NAV was 7.91% and 7.97%, at market, while the average annual total return for Class I shares of Diversified Bond Fund was 6.66%. The Trustees noted in this regard that EIMC expects to replace the portfolio management team of Diversified Bond Fund with the portfolio management team of Vestaur Securities Fund in connection with the Merger.

The Trustees also considered the relative expenses of the Funds. Currently, the total expense ratio of Vestaur Securities Fund is significantly higher than that of Diversified Bond Fund. In addition, EIMC will waive fees and/or reimburse expenses in order to maintain an expense ratio of 0.67% for Class I shares for a period of two years following the Merger. However, the Trustees noted that if the alternative to the Merger would be for Vestaur Securities Fund to maintain its separate existence, EIMC believes that the prospect of dividing the resources of the Evergreen fund family between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale.

In addition, the Trustees, including the Independent Trustees, considered among other things:

•	the terms and conditions of the Merger;
•	the fact that EIMC will bear the expenses incurred by Vestaur Securities Fund (to the extent such expenses exceed $25,000) and Diversified Bond Fund in connection with the Merger;
•	the fact that Diversified Bond Fund will assume the identified liabilities of Vestaur Securities Fund;
•	the fact that the Merger is expected to be tax-free for federal income tax purposes;

•	the relative tax situations of Vestaur Securities Fund and Diversified Bond Fund including realized and unrealized gains and losses; and
•	alternatives available to shareholders of Vestaur Securities Fund, including the ability to redeem their shares.

During their consideration of the Merger, the Trustees met with counsel to Vestaur Securities Fund and counsel to the Independent Trustees, regarding the legal issues involved.

For the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Vestaur Securities Fund and its shareholders.

The Trustees of Evergreen Fixed Income Trust have also approved the Merger on behalf of Diversified Bond Fund.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

The Plan provides that, on or about May 20, 2005 or such other date as may be agreed upon by the parties (the “Closing Date”), Diversified Bond Fund will acquire all of the assets of Vestaur Securities Fund in exchange for Class I shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of the identified liabilities of Vestaur Securities Fund. Prior to the Closing Date, Vestaur Securities Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Diversified Bond Fund will not assume any liabilities or obligations of Vestaur Securities Fund other than those reflected in an unaudited statement of assets and liabilities of Vestaur Securities Fund prepared as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Time”).

The number of full and fractional shares of Class I shares of Diversified Bond Fund to be received by the shareholders of Vestaur Securities Fund will be determined by multiplying the number of full and fractional shares of Vestaur Securities Fund shares by a factor which shall be computed by dividing the net asset value per share of Vestaur Securities Fund shares by the net asset value per share of Class I shares of Diversified Bond Fund. Such computations will take place as of the Valuation Time. The net asset value per share of Class I shares will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Diversified Bond Fund.

At or prior to the Closing Date, Vestaur Securities Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund’s net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

As soon after the Closing Date as conveniently practicable, Vestaur Securities Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Diversified Bond Fund received by Vestaur Securities Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Vestaur Securities Fund’s shareholders on Diversified Bond Fund’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Diversified Bond Fund due to the Fund’s shareholders. All issued and outstanding shares of Vestaur Securities Fund, including those represented by certificates, will be canceled. The Class I shares of Diversified Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Vestaur Securities Fund will be terminated.

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Vestaur Securities Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in “Federal Income Tax Consequences” below. Notwithstanding approval of Vestaur Securities Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Vestaur Securities Fund and Diversified Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

Whether or not the Merger is consummated, EIMC will pay the expenses incurred by Vestaur Securities Fund in excess of $25,000 (the approximate routine proxy expenses incurred in connection with annual meetings) and Diversified Bond Fund in connection with the Merger (including the cost of any proxy-soliciting agent).

If Vestaur Securities Fund’s shareholders do not approve the Merger, its Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, Vestaur Securities Fund and Diversified Bond Fund will each receive an opinion from Ropes & Gray LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

(1)

The transfer of all of the assets of Vestaur Securities Fund solely in exchange for Class I shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of the identified liabilities of Vestaur Securities Fund followed by the distribution of Diversified Bond Fund’s shares to the shareholders of Vestaur Securities Fund in liquidation of Vestaur Securities Fund will constitute a “reorganization” within the meaning of section 368(a)(1)(C) of the Code, and Diversified Bond Fund and Vestaur Securities Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

No gain or loss will be recognized by Diversified Bond Fund upon the receipt of the assets of Vestaur Securities Fund solely in exchange for the Class I shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of the identified liabilities of Vestaur Securities Fund;

(3)

No gain or loss will be recognized by Vestaur Securities Fund on the transfer of its assets to Diversified Bond Fund in exchange for Diversified Bond Fund’s shares and the assumption by Diversified Bond Fund of the identified liabilities of Vestaur Securities Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end or on the termination or transfer thereof) or upon the distribution (whether actual or constructive) of Diversified Bond Fund’s shares to Vestaur Securities Fund’s shareholders in exchange for their shares of Vestaur Securities Fund;

(4)

No gain or loss will be recognized by Vestaur Securities Fund’s shareholders upon the exchange of their shares of Vestaur Securities Fund for shares of Diversified Bond Fund in liquidation of Vestaur Securities Fund;

(5)

The aggregate tax basis of the shares of Diversified Bond Fund received by each shareholder of Vestaur Securities Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Vestaur Securities Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Diversified Bond Fund received by each shareholder of Vestaur Securities Fund will include the period during which the shares of Vestaur Securities Fund exchanged therefor were held by such shareholder (provided that the shares of Vestaur Securities Fund were held as a capital asset on the date of the Merger); and

(6)

The tax basis of the assets of Vestaur Securities Fund acquired by Diversified Bond Fund will be the same as the tax basis of such assets to Vestaur Securities Fund immediately prior to the Merger, and the holding period of such assets in the hands of Diversified Bond Fund will include the period during which the assets were held by Vestaur Securities Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Vestaur Securities Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Vestaur Securities Fund shares and the fair market value of Diversified Bond Fund shares he or she received. Shareholders of Vestaur Securities Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Vestaur Securities Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

As of January 31, 2005, Vestaur Securities Fund and Diversified Bond Fund had capital loss carryforwards of approximately $8.1 million and $48.2 million, respectively. The utilization of Vestaur Securities Fund’s capital loss carryforward by Diversified Bond Fund following the Merger will be subject to various limitations prescribed by the Code, which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:

1)

For Diversified Bond Fund’s taxable year that includes the date of the Merger, utilization of Vestaur Securities Fund’s capital loss carryforward would be limited to approximately $3.9 million. For subsequent years, the limitation would be $4.2 million per year. Unused portions of this limitation can be used in subsequent years. The capital loss will fully expire by April 30, 2009, at which time it will no longer be available to offset future gains.

2)

For Diversified Bond Fund’s taxable year that includes the date of the Merger, utilization of the capital loss carryforward would be limited to the Diversified Bond Fund’s net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the Merger and the denominator which is 365.

The foregoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

Pro Forma Capitalization

The following table sets forth the capitalizations of Vestaur Securities Fund and Diversified Bond Fund as of November 30, 2004 and the capitalization of Diversified Bond Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value and assuming the merger had been consummated on that date. The pro forma data reflects an exchange ratio of approximately 0.94 for each Class I share of Diversified Bond Fund issued for each share of Vestaur Securities Fund.

Capitalization of Vestaur Securities Fund, Diversified Bond Fund and Diversified Bond Fund

(Pro Forma) as of November 30, 2004

	Vestaur Securities Fund	Diversified Bond Fund	Adjustments	Diversified Bond Fund (Pro Forma)
Net Assets
Vestaur Securities Fund	$97,234,556	N/A	($97,243,556)	$0
Class A	N/A	$258,553,058		$258,553,058
Class B	N/A	$24,247,748		$24,247,748
Class C	N/A	$33,908,267		$33,908,267
Class I	N/A	$2,696,735	97,243,556	$99,931,291
Total Net Assets (all classes)	$97,234,556	$319,405,808		$416,640,364
Net Asset Value Per Share
Vestaur Securities Fund	$14.03	N/A		N/A
Class A	N/A	$14.89		$14.89
Class B	N/A	$14.89		$14.89
Class C	N/A	$14.89		$14.89
Class I	N/A	$14.89		$14.89
Shares Outstanding
Vestaur Securities Fund	6,932,054	N/A	(6,932,054)	0
Class A	N/A	17,368,774		17,368,774
Class B	N/A	1,628,881		1,628,881
Class C	N/A	2,277,875		2,277,875
Class I	N/A	181,157	6,531,860	6,713,017
Total Shares Outstanding	6,932,054	21,456,687		27,988,547

The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares

Evergreen Investment Services, Inc. (“EIS”) acts as principal underwriter of the shares of Diversified Bond Fund. EIS distributes the Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Diversified Bond Fund offers four classes of shares: Class A, Class B, Class C and Class I. Only Class I shares are involved in the Merger. Each class of Diversified Bond Fund shares has a separate distribution arrangement and bears its own distribution expenses. Vestaur Securities Fund offers one class of shares, which is involved in the Merger.

The following is a summary description of charges and fees for the Class I shares of Diversified Bond Fund which will be received by Vestaur Securities Fund shareholders in the Merger. A more detailed description of the distribution arrangements of Diversified Bond Fund is contained in that Fund’s prospectus and statement of additional information.

Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or contingent deferred sales charge (“CDSC”). They are subject to no distribution or shareholder servicing-related fees. Generally, Class I shares are only available to certain classes of investors as is more fully described in the prospectus for Diversified Bond Fund.

Additional information regarding Class I shares of Diversified Bond Fund is included in the Fund’s prospectus and statement of additional information.

Distribution-Related and Shareholder Servicing-Related Expenses. No Rule 12b-1 plan has been adopted for the Class I shares of Diversified Bond Fund.

Calculating the Share Price

The value of a share of Diversified Bond Fund, also known as the NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. The Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the NYSE is open or as of the time the NYSE closes, if earlier. The NAV of each class of shares is calculated separately.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided and, in the case of a Fund purchase, your order is accepted. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund’s transfer agent of payment for the shares.

Each security held by the Fund is valued at its market value when market quotations are readily available. Securities for which market quotations are not readily available will be priced at fair value according to policies established by the Fund’s Board of Trustees.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. The fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, fair valuation may have an unintended accretive or dilutive effect on the value of shareholders’ investments in the Fund.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The Fund may invest in securities traded principally in foreign markets and on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the price of the Fund’s shares is not calculated. The price of the Fund’s shares will reflect any such changes when the price of the Fund’s shares is next calculated, which is the next day the NYSE is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund’s fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund’s NAV is calculated. Changes in the values of those currencies in relation to the U.S dollar affect the Fund’s NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) will not be reflected in the Fund’s NAV that day.

Vestaur Securities Fund’s shares are traded on the AMEX at prevailing market prices, which may be equal to, less than, or more than their net asset value. These shares may be purchased by placing an order with any broker who effects trades in AMEX listed stocks. The market price of Vestaur Securities Fund’s shares may be determined by, among other things, the relative demand for and supply of the shares in the market, the investment performance of Vestaur Securities Fund, Vestaur Securities Fund’s dividends and yield and investor perception of Vestaur Securities Fund’s overall attractiveness as an investment as compared with other investment alternatives.

Purchase and Redemption Procedures

Diversified Bond Fund’s shares may be purchased at their net asset value on any day the NYSE is open. Diversified Bond Fund continuously offers new Class I shares to investors at a price equal to the net asset value of the shares at the time of purchase. Diversified Bond Fund’s NAV per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open for regular business.

The minimum initial purchase requirement for Class I shares of Diversified Bond Fund is $1,000,000. This minimum will be waived for the Merger. There is no minimum for subsequent purchases of shares of Diversified Bond Fund. For more information, see “How to Buy Shares – Minimum Investments” in Diversified Bond Fund’s prospectus.

Diversified Bond Fund provides for telephone, mail or wire redemption of Class I shares at net asset value, as next determined after receipt of a redemption request on each day the NYSE is open. Diversified Bond Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how the net asset value is determined, is contained in Diversified Bond Fund’s prospectus. Diversified Bond Fund may involuntarily redeem shareholders’ accounts that have less than the minimum initial investment requirement of invested funds. This involuntary redemption provision would not apply to Diversified Bond Fund Class I shares received by Vestaur Securities Fund shareholders in the Merger that are less than the minimum initial investment requirement. All funds invested in Diversified Bond Fund are invested in full and fractional shares. Diversified Bond Fund reserves the right to reject any purchase order.

A shareholder of Vestaur Securities Fund has no right to redeem his or her shares. Vestaur Securities Fund shareholders generally may sell their shares only in the secondary market at the then current market price, which may be more or less than the Fund’s net asset value per share.

Short-Term Trading Policy

Excessive short-term trading in a mutual fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the fund’s shares.

To limit the negative effects of short-term trading, the Evergreen mutual funds have adopted certain restrictions on trading by investors. Investors are limited to three “round trip” exchanges per calendar quarter and five “round trip” exchanges per calendar year. A “round trip” exchange occurs when an investor exchanges from one Evergreen fund to another Evergreen fund and back to the original fund. In addition, each fund reserves the right to reject any purchase or exchange, and to terminate an investor’s investment or exchange privileges, if the fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The funds may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the funds’ ability to detect and prevent trading that would violate these restrictions. For example, while the funds have access to trading information relating to investors who trade and hold their shares directly with the funds, the funds may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the funds. In the case of omnibus accounts, the funds may not have access to information regarding trading activity by individual investors, and therefore are unable to monitor for excessive short-term trading or violations of the funds’ trading restrictions.

For these and other reasons, it is possible that excessive short-term trading or trading in violation of the funds’ trading restrictions may occur despite the funds’ efforts to prevent them.

Exchange Privileges

The shareholder services offered by Vestaur Securities Fund and Diversified Bond Fund are different. For example, Vestaur Securities Fund does not offer its shareholders any exchange privilege, whereas shareholders of Diversified Bond Fund may exchange at net asset value all or a portion of their Class I shares of Diversified Bond Fund for Class I shares of a number of other funds in the Evergreen Family of Funds. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or loss under federal income tax provisions. In addition to the exchange privilege, Diversified Bond Fund offers other services typically offered by open-end investment companies to their shareholders. These services include: Automatic Reinvestment of Distributions, Telephone Investment Plan, Dividend Exchange and Systematic Investment Plan (SIP). See “Other Services” in Diversified Bond Fund’s Prospectus.

No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000,000 for Class I shares; however, this minimum will not apply to Vestaur Securities Fund shareholders who receive less than the minimum investment in the Merger. The current exchange privileges, and the requirements and limitations attendant thereto, are described in Diversified Bond Fund’s prospectuses and statement of additional information.

Dividend Policy

Vestaur Securities Fund distributes its investment company taxable income quarterly and Diversified Bond Fund distributes its investment company taxable income monthly. Both Funds distribute their net realized gains at least annually to shareholders of record on the dividend record date.

Vestaur Securities Fund has a Dividend Reinvestment Plan (the “DRIP”). Any registered shareholder of Vestaur Securities Fund may participate in the DRIP, with the exception of brokers and nominees of banks and other financial institutions. If you are a beneficial owner, whose shares are registered in the name of another (e.g., in a broker’s “street name”) and desire to participate in the DRIP, you must become a registered holder by having the shares transferred to your name.

Under the DRIP, the dividends and other distributions which those shareholders who are participating in the DRIP(the “Participants”) would otherwise be entitled to receive in cash, will be invested automatically in additional shares of Vestaur Securities Fund’s common stock at net asset value or market price plus brokerage commissions, whichever is lower.

Whenever the Board of Trustees of Vestaur Securities Fund declares a dividend or other distribution payable in cash, the DRIP Participants will receive the distribution in authorized but theretofore unissued shares of Vestaur Securities Fund, at the per share net asset value as of the close of business on the last trading day of the month for which the distribution is declared, if such per share net asset value is equal to or lower than the market price of the Vestaur Securities Fund shares plus brokerage commission as of the close of business on such last trading day. If net asset value of the Vestaur Securities Fund shares is higher than such market price plus brokerage commission, the purchasing agent, consistent with obtaining the best price and execution, will promptly buy shares of Vestaur Securities Fund for the Participants’ accounts on the AMEX, in negotiated transactions or over-the-counter. The price of the Vestaur Securities Fund’s shares on the AMEX as of the close of business on the last trading day of the month for which the distribution is declared plus brokerage commission, is used in determining whether plan Participants receive authorized but unissued shares or shares purchased in the market.

Dividends and distributions of Class I shares of Diversified Bond Fund are reinvested in additional shares of the same class of the Fund, or paid in cash, as a shareholder has elected. Diversified Bond Fund’s distributions, whether received in cash or reinvested in additional shares of the fund, may be subject to federal income tax. See Diversified Bond Fund’s prospectus for further information concerning dividends and distributions.

After the Merger, formerly registered shareholders of Vestaur Securities Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Diversified Bond Fund reinvested in Class I shares of Diversified Bond Fund. Shareholders of Vestaur Securities Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Diversified Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional Class I shares of Diversified Bond Fund.

Both Vestaur Securities Fund and Diversified Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Vestaur Securities Fund is a diversified closed-end management investment company, registered with the SEC under the 1940 Act, and Diversified Bond Fund, a series of Evergreen Fixed Income Trust, is a diversified open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Vestaur Securities Fund and Evergreen Fixed Income Trust are organized as Delaware statutory trusts and are governed by their Agreements and Declaration of Trusts, as amended,(each referred to hereinafter as a “Declaration of Trust”), their By-Laws, as amended, Boards of Trustees and applicable Delaware and federal law. Vestaur Securities Fund was reorganized as a Delaware statutory trust on May 26, 2004, and Diversified Bond Fund was formed on September 18, 1997.

Capitalization

The beneficial interests in Diversified Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in Vestaur Securities Fund are represented by $0.01 par value shares. Diversified Bond Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers that affect only their particular class.

Vestaur Securities Fund has issued shares in a single class. Each share of beneficial interest of Vestaur Securities Fund has equal dividend, voting, and liquidation rights, is not subject to further call or assessment by the Fund; the shares are not subject to any right of pre-emption, conversion, or redemption, and are not subject to any sinking fund provision.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Vestaur Securities Fund or Evergreen Fixed Income Trust or a shareholder of Vestaur Securities Fund or Evergreen Fixed Income Trust is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Vestaur Securities Fund and Evergreen Fixed Income Trust may be subject to liability. To guard against this risk, the Declaration of Trust of each of Vestaur Securities Fund and Evergreen Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Fixed Income Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of each Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of Diversified Bond Fund is remote.

Shareholder Meetings and Voting Rights

Because shares of Vestaur Securities Fund are listed on the AMEX, Vestaur Securities Fund is currently required to hold annual meetings of shareholders. Evergreen Fixed Income Trust is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Fixed Income Trust. Evergreen Fixed Income Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Fixed Income Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to Diversified Bond Fund and Vestaur Securities Fund, 25% and 33 1/3%, respectively, of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). Under each Fund’s Declaration of Trust, only a plurality of the votes cast and entitled to vote is required to elect Trustees.

Under the Declaration of Trust of Vestaur Securities Fund and Evergreen Fixed Income Trust, each share of Diversified Bond Fund and Vestaur Securities Fund, will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

Liquidation

In the event of the liquidation of Diversified Bond Fund or Vestaur Securities Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust of Vestaur Securities Fund and Evergreen Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in each Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Each Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust of Vestaur Securities Fund and Evergreen Fixed Income Trust, their By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This prospectus/proxy statement is being sent to shareholders of Vestaur Securities Fund in connection with a solicitation of proxies by the Trustees of Vestaur Securities Fund, to be used at the Annual Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m. Eastern time, May 11, 2005, at The Union League of Philadelphia, Meredith Room, 140 South Broad Street, Philadelphia, Pennsylvania 19102 and at any

adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Vestaur Securities Fund on or about March 25, 2005. Only shareholders of record as of the close of business on February 28, 2005 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxy cards will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxy cards that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan, which must be approved by a majority of the outstanding shares (as that term is defined in the 1940 Act and described below). A proxy may be revoked at any time before the vote pursuant to which the proxy was taken, by the person executing the proxy (i) (a) by a writing delivered to Vestaur Securities Fund at the address set forth on the cover of this prospectus/proxy statement stating that the proxy is revoked, or (b) by a subsequent proxy executed by such person, or (c) by attendance at the Meeting and voting in person by the person executing that proxy, or (d) by revocation by such person using any electronic, telephonic, computerized or other alternative means authorized by the Trustees of Vestaur Securities Fund for authorizing the proxy to act; or (ii) by written notice of the death or incapacity of the maker of that proxy, which is received by Vestaur Securities Fund before the vote pursuant to that proxy is counted. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the execution of such proxy Vestaur Securities Fund receives a specific written notice to the contrary from any one of the two or more persons.

Approval of the Merger will require the affirmative vote of a “majority of the outstanding voting securities” of the Vestaur Securities Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of Vestaur Securities Fund or (2) 67% or more of the shares of the Vestaur Securities Fund present at a meeting if more than 50% of the outstanding shares of Vestaur Securities Fund are represented at the meeting in person or by proxy.

In voting for the Merger, each share will be entitled to one vote for each dollar of net asset value applicable to such share. Fractional shares are entitled to proportionate shares of one vote.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Vestaur Securities Fund (who will not be paid for their soliciting activities). In addition, Computershare Fund Services, the Fund’s proxy solicitor, may make proxy solicitations. Computershare Fund Services will receive as compensation for seeking shareholder votes and answering shareholder questions an estimated amount of $10,000.

If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.).

If Vestaur Securities Fund shareholders do not vote to approve the Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 33 1/3% of the outstanding shares of Vestaur Securities Fund entitled to vote at the Meeting.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Vestaur Securities Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Diversified Bond Fund which they receive in the transaction at their then-current net asset value. Shares of Vestaur Securities Fund may be sold at any time prior to the consummation of the Merger. Shareholders of Vestaur Securities Fund may wish to consult their tax advisors as to any differing consequences of selling Fund shares prior to the Merger or exchanging such shares in the Merger.

The votes of the shareholders of Diversified Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Vestaur Securities Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

As of the Record Date, the following number of shares of beneficial interest of Vestaur Securities Fund were outstanding:

Class of Shares	Number of Shares
Common Stock	6,932,054

As of the Record Date, the officers and Trustees of Vestaur Securities Fund beneficially owned as a group less than 1% of Vestaur Securities Fund. To Vestaur Securities Fund’s knowledge, the following persons owned beneficially or of record 5% or more of Vestaur Securities Fund’s outstanding shares as of the Record Date:

Name and Address	No. of Shares	Percentage of Shares Before Merger	Percentage of Shares After Merger
None

As of the Record Date, the officers and Trustees of Evergreen Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Diversified Bond Fund. To Evergreen Fixed Income Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Diversified Bond Fund’s outstanding shares as of the Record Date:

Name and Address	No. of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
[to be provided]

THE TRUSTEES OF VESTAUR SECURITIES FUND RECOMMEND APPROVAL OF THE PLAN

AND ANY UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL

BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

ADDITIONAL INFORMATION

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the month end. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (1) as required by law, (ii) to external sub-advisory with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See “Policy for Dissemination of Portfolio Holdings” in the SAI for a more detailed description of this policy.”

Vestaur Securities Fund and Diversified Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including reports, proxy material and charter documents with the SEC. These items can be inspected and copies obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279.

OTHER BUSINESS

The Trustees of Vestaur Securities Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

March 25, 2005

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.
2.	JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.
3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.	Read the prospectus/proxy statement and have your proxy card at hand.
2.	Call the toll-free number indicated on your proxy card.
3.	Enter the control number found on your proxy card.
4.	Follow the simple recorded instructions.

VOTE BY INTERNET:

1.	Read the prospectus/proxy statement and have your proxy card at hand.
2.	Go to the website indicated on your proxy card and follow the voting instructions.

The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Computershare Fund Services, our proxy solicitor, at ________________ (toll free).

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of _________, 2005, by and between Evergreen Fixed Income Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), on behalf of its Evergreen Diversified Bond Fund series (the “Acquiring Fund”), and Vestaur Securities Fund, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(c) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund is a separate investment series of an open-end, registered investment company and the Selling Fund is a closed-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein.

WHEREAS, the Trustees of the Selling Fund have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUND LIABILITIES

AND LIQUIDATION OF THE SELLING FUND

1.1      THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2      ASSETS TO BE ACQUIRED. (a) The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

(b)      The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3      LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

1.4      LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(n)), which will be distributed to shareholders of the Selling Fund.

1.6      No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

1.7      TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8      REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.9      TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund’s Agreement and Declaration of Trust and the Acquiring Fund’s prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (herein the “Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3      SHARES TO BE ISSUED. At the Closing, the Acquiring Fund will deliver to the Selling Fund a number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Selling Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Selling Fund assumed by the Acquiring Fund on that date.’

2.4      DETERMINATION OF VALUE. State Street Bank and Trust Company shall make all computations of value in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about May 20, 2005 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern Time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2      EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3      TRANSFER AGENT’S CERTIFICATE. The Selling Fund will cause EquiServe Trust Company, N.A., as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)      The Selling Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted. The Selling Fund is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

(b)      The Selling Fund is registered as an investment company classified as a management company of the closed-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect. The Selling Fund’s shares were registered under the Securities Act of 1933, as amended (the “1933 Act”) and such registration has not been revoked or rescinded.

(c)      The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(d)      There are no material contracts outstanding to which the Selling Fund is a party, other than as have been disclosed in writing to the Acquiring Fund. The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(e)      Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the

Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund. Except as disclosed by the Selling Fund to the Acquiring Fund, the Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)       The audited financial statements of the Selling Fund at November 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)      The Selling Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Selling Fund’s statement of assets and liabilities as of November 30, 2004 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2004, whether or not incurred in the ordinary course of business.’

(h)      At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns. All tax liabilities of the Selling Fund have been adequately provided for on its books, and no tax deficiency or liability of the Selling Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(i)       The Selling Fund qualifies and will at all times through the Closing Date qualify for taxation as a “regulated investment company” under Subchapter M of the Code.

(j)       All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(k)      At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund. No registration under the 1933 Act of any of the portfolio investments of the Selling Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(l)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or securities or blue sky laws.

(m)     The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)      The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)      At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the Prospectus, as amended through the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization.

(p)      The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)      The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted. The Acquiring Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

(b)      The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)      There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are disclosed in the registration statement on Form N-1A of the Acquiring Fund.

(e)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f)      Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund. Except as disclosed by the Acquiring Fund to the Selling Fund, the Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The audited financial statements of the Acquiring Fund at April 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(h)      The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquiring Fund’s statement of assets and liabilities as of April 30, 2004 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Closing Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Selling Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to April 30, 2004, whether or not incurred in the ordinary course of business.’

(i)       At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)       The Acquiring Fund qualifies and will at all times through the Closing Date qualify for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

(k)      The Acquiring Fund Shares have been duly authorized and, when issued and delivered pursuant to this Agreement will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

(l)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)     The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(n)      No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

(o)      As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(p)      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1      OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2      INVESTMENT REPRESENTATION. The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3      APPROVAL BY SHAREHOLDERS. The Selling Fund will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4      ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund’s President and Treasurer.

5.7      The Acquiring Fund has, in consultation with the Selling Fund and based in part on information furnished by the Selling Fund, filed the Registration Statement with the Commission. Each of the Selling and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1      All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2      That the Selling Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Selling Fund, in form satisfactory to counsel to the Selling Fund, and dated the Closing, to the effect that

(a)      the Acquiring Fund Trust is a Delaware statutory trust duly formed and is validly existing under the laws of the State of Delaware and has the requisite statutory trust power to own all its properties and to carry on its business as presently conducted;

(b)      the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof;

(c)      this Agreement has been duly authorized, executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Selling Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquiring Fund Trust and the Acquiring Fund;

(d)      the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust Instrument or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Fund Trust or the Acquiring Fund is a party or by which it is bound;

(e)      no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)       the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

6.3      All actions taken by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1      All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund.

7.3      The Acquiring Fund shall have received on the Closing Date an opinion of Drinker Biddle & Reath LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

(a)      the Selling Fund is a Delaware statutory trust duly formed and is validly existing under the laws of the State of Delaware and has the requisite statutory trust power to own all its properties and to carry on its business as presently conducted;

(b)      this Agreement has been duly authorized, executed and delivered by the Selling Fund and is a valid and binding obligation of the Selling Fund;

(c)      the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust Instrument or By-Laws, or any provision of any agreement known to such counsel to which the Selling Fund is a party or by which it is bound;

(d)      no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

7.4      That the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

7.5      That all actions taken by the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.6      That the Selling Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Selling Fund, as to the tax cost to the Selling Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

7.7      That the Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling held or maintained by such custodian as of the Valuation Date.

7.8      That the Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund’s Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2      On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6      The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(c) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

(c)      No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)      No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)      The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(f)       The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7      The Acquiring Fund shall have received from KPMG, LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)      they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)      on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

(c)      on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct; and

(d)      on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct.

In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.8      The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)      they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)      on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund;

(c)      on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct; and

(d)      they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

ARTICLE IX

EXPENSES

9.1      Except as otherwise provided for herein, the expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC (“Evergreen”) or one of its affiliates, to the extent that such expenses exceed $25,000 (the amount incurred by the Selling Fund in connection with routine past annual meetings of the Selling Fund’s Shareholders). Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each Fund will bear its own portfolio transfer taxes (if any), brokerage and other similar expenses in connection with the transactions contemplated by this Agreement. In addition, Evergreen agrees to waive fees and/or reimburse expenses for a period of one year following the transactions contemplated by this Agreement in order to maintain the expenses of the Acquiring Fund at 0.67%. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a “regulated investment company” within the meaning of Subchapter M of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)      of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)      a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS; WAIVER

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

12.2    Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the trustees of the Selling Fund, or the trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    With respect to both the Selling Fund and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

VESTAUR SECURITIES FUND

By:
Name:
Title:	Authorized Officer

EVERGREEN FIXED INCOME TRUST ON BEHALF OF EVERGREEN DIVERSIFIED BOND FUND

By:
Name:
Title:	Authorized Officer

EVERGEEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article 9.1 of the Agreement,

By:
Name:
Title:	Authorized Officer

EXHIBIT B

INFORMATION ABOUT DIVERSIFIED BOND FUND’S BOARD MEMBERS

Board Members of Diversified Bond Fund

Board members of Diversified Bond Fund, together with information as to their position with Diversified Bond Fund, principal occupations and other board memberships and affiliations, are shown below.

Name and Date of Birth	Beginning Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2004	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	93	None
Shirley L. Fulton DOB: 1/10/1952	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	93	None
K. Dun Gifford DOB: 10/23/1938	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund
Gerald M. McDonnell DOB: 7/14/1939	1988	Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None

B-1

William Walt Pettit DOB: 8/26/1955	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
David M. Richardson DOB: 9/19/1941	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Russell A. Salton, III DOB: 6/2/1947	1984	President/CEO, Access One MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Michael S. Scofield DOB: 2/20/1943	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
Richard J. Shima DOB: 8/11/1939	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
Interested Trustee:
Richard K. Wagoner, CFA** DOB: 12/12/1937	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

*

Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Fulton’s initial term ends March 31, 2007 at which time she may be re-elected by the Trustees.

**	Mr. Wagoner is an “interested person” of the Funds because of his ownership of shares in Wachovia Corporation, the parent to the Funds’ investment adviser.

B-2

EXHIBIT C

MANAGEMENT DISCUSSION AND ANALYSIS (MD&A) OF DIVERSIFIED BOND FUND

The following information is reproduced from the Annual Report of Diversified Bond Fund for the fiscal year ended April 30, 2004. It has not been updated or otherwise revised since its publication.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	4/7/1998	2/11/1998
Nasdaq symbol	EKDLX	EKDMX	EKDCX	EKDYX
Average annual return*
1 year with sales charge	-3.02%	-3.74%	0.13%	N/A
1 year w/o sales charge	1.82%	1.10%	1.10%	2.12%
5 year	4.21%	4.13%	4.46%	5.50%
10 year	5.52%	5.54%	5.54%	6.13%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

LONG-TERM GROWTH

C-1

$5,000

$10,000

$15,000

$20,000

$25,000

4/30/94

4/30/95

4/30/96

4/30/97

4/30/98

4/30/99

4/30/00

4/30/02

4/30/03

4/30/04

4/30/01

$21,370

$20,313

$17,119

$12,754

Class A

CPI

LBABI

LBCBI

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), Lehman Brothers Corporate Bond Index (LBCBI) and the Consumer Price Index (CPI).

The LBABI and LBCBI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s Class A shares returned 1.82% for the twelve-month period ended April 30, 2004, excluding any applicable sales charges. During the same period, the fund’s benchmarks, Lehman Brothers Corporate Bond Index (LBCBI), returned 3.53%, and the Lehman Brothers Aggregate Bond Index, (LBABI), returned 1.82%.

The single largest determinant of bond market performance over the course of the fund’s fiscal year was interest rate movement. With the exception of the very short end of the Treasury curve (3 and 6 month Treasury bills), rates rose significantly during the period. This upward shift in rates caused U.S. Treasuries to provide significantly less total return than other fixed income asset classes. Another bond market determinant was the strong performance of corporate bonds in both investment grade and high yield bonds. The increase in financial strength in corporate America, led by improving earnings and reduction of financial debt caused corporate credit to turn in a strong year from a performance perspective.

Given where interest rates were at the beginning of the fiscal period and the slow but steady economic improvement witnessed at the beginning of 2003, the fund was positioned short from a duration and maturity perspective. This stance was appropriate as it attempted to minimize the negative effect of rising interest rates on bond principal values. The only detractor of this positioning was the fact that longer maturity bonds offered significantly more yield than shorter ones. Some amount of the fund’s yield was sacrificed in order to increase capital preservation.

Improvement in corporate credit quality was fairly transparent over the course of the fiscal period as companies paid down debt with proceeds from asset sales and benefited from the generally low level of interest rates. As such, the fund was positioned heavily in the lower quality segment of the corporate bond market. In an improving economy, we believed lower quality companies stood to benefit the most. The fund out-performed the LBABI, mostly as a result of lack of exposure to U.S. Treasuries and agencies (the worst performing components of the index) and by its overweight position in corporate bonds of all qualities. When compared to the LBCBI, the fund slightly under-performed due to the specific maturity structure of the portfolio.

C-2

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment

The fund’s investment objective is nonfundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate, and credit risks that are associated with the individual bonds held by the fund.

All data is as of April 30, 2004, and subject to change.

C-3

EXHIBIT D

INFORMATION REGARDING THE INVESTMENT OBJECTIVE AND POLICIES,

MANAGEMENT, AND CAPITAL STOCK OF VESTAUR SECURITIES

FUND

The following information is reproduced from the Section of Vestaur Securities Fund’s registration statement on Form N-2, on file with the Securities and Exchange Commission, under “Investment Objectives and Policies.”

(a) The primary investment objective of the Fund is to seek a high level of current income for its shareholders through investment in a diversified portfolio of fixed income securities which management considers to be of high quality. Capital appreciation will be a secondary investment objective. In seeking to achieve its objectives, management may utilize the Fund’s ability to expand its investments through borrowings and may engage in short-term trading of debt securities. There can be no assurance that the Fund’s investment objective will be attained. In pursuing its objectives the Fund’s assets will be invested in the following manner:

A.	At least 75% of the Fund’s total assets will be invested in the following types of income-producing debt securities:

(1) marketable and privately placed straight debt securities which are rated at the time of purchase within the four highest grades assigned by Moody’s Investors Services, Inc. (Aaa, Aa, A or Baa) or Standard & Poor’s Corporation (AAA, AA, A or BBB);

(2) marketable securities of, or guaranteed by, the United States Government, its agencies or instrumentalities;

(3) U.S. dollar-denominated securities of a foreign issuer;

(4) obligations of, or guaranteed by, U.S. banks or U.S. bank holding companies, (i.e., companies whose primary assets are U.S. banks) which obligations, although not rated as a matter of policy by either Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, are considered by management to have investment quality comparable to securities which may be purchased under Item (1) above;

(5) commercial paper; and

(6) preferred securities with attributes of debt securities.

B.	Up to 25% of the Fund’s total assets may consist of:

(1) debt securities not included in Items (1) through (5) above;

(2) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests; and

(3) preferred stocks.

In making purchases within the above guidelines, the Fund will not invest more than 25% of the value of its total assets in securities which have been acquired through private placement transactions (restricted securities).

The foregoing percentage limitations will apply at the time of the purchase of securities. Securities received upon conversion or upon exercise of warrants and securities remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition.

The Fund intends to use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, “Short-Term Trading” means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the Fund primarily in two situations:

D-1

(1) Market Developments. A security may be sold to avoid depreciation in what the Fund anticipates will be a market decline (a rise in interest rates) or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

(2) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the Fund believes is a temporary disparity in the normal yield relationship between the two securities (a “yield disparity”).

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to convertible securities, since such securities will usually be purchased when the Fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluation of completing transactions on a favorable basis.

The Fund may borrow funds on an unsecured basis to purchase securities, provided that the aggregate amount of such borrowings does not exceed 20% of the value of the total assets of the Fund immediately after giving effect to such borrowings. Such borrowings may be represented by demand notes, which could be called at a time when it might be disadvantageous for the Fund to sell securities in order to repay the loan. The extent to which the Fund borrows will depend upon the availability of funds, as well as the cost of borrowing from time to time as compared with the possible benefit the Fund expects to achieve therefrom. If the Fund uses borrowed funds to make additional investments, any income derived from the additional funds in excess of the interest which the Fund will have to pay thereon, will cause the Fund’s net income to rise more rapidly than if borrowing were not used. Conversely, if the income from the securities purchased with the borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will decline more rapidly than if borrowing were not used. The Fund will not borrow funds from Wachovia or its affiliates.

Except as otherwise stated, the investment objectives and policies of the Fund may be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities.

(b) The following fundamental policies of the Fund may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

The Fund will not:

(1) Issue senior securities (as defined in the Investment Company Act of 1940, as amended) except insofar as any borrowing permitted in Item (2) below might be considered to be the issuance of senior securities.

(2) Make short sales, except against the box; purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities; invest in puts, calls or combinations thereof.

D-2

(3) Borrow money except:

(i) On an unsecured basis to purchase securities, provided that the aggregate amount of such borrowings does not exceed 20% of the value of the total assets of the Fund immediately after giving effect to such borrowings; and

(ii) From banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

(4) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws. The Fund will not invest more than 25% of the value of its total assets in securities which have been acquired through private placement transactions (restricted securities).

(5) Concentrate its investments in any particular industry; provided, however, it may invest up to 25% of the value of its total assets in the securities of the issuers in any one industry. Utility companies, gas, electric, water and telephone companies will be considered as separate industries.

(6) Purchase and sell real estate, except it may purchase or sell securities issued by companies owning real estate or interests therein.

(7) Purchase and sell commodities or commodity contracts.

(8) Make loans to other persons, except for the purchase of debt securities through private placements (restricted securities) in accordance with the Fund’s investment objectives and policies and repurchase agreements.

(9) The Fund deems the following to be matters of fundamental policy also:

(i) The Fund may not purchase or retain the securities of any issuer, if, to the Fund’s knowledge, those officers or Trustees of the Fund or of the Fund’s investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

(ii) The Fund will not invest more than 25% of the value of its total assets in securities of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

(iii) The Fund will not participate on a joint or a joint and several basis in any securities trading account.

(iv) The Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer (other than cash items and securities of the United States Government or its agencies or instrumentalities) or purchase more than 10% of any class of the outstanding voting securities of any one issuer;

(c) The following investment policies of Fund are not deemed fundamental and may be changed by the Board of Trustees of Fund without the vote of the holders of a majority of the Fund’s outstanding voting securities.

The Fund will not:

(1) Invest for the purpose of exercising control or management.

(2) Purchase the securities of other investment companies.

D-3

The Fund invests in the following short-term cash equivalent instruments in addition to commercial paper:

Variable amount master demand notes. These are promissory notes that are payable on demand and that bear interest tied to a money market rate or index. The rate on the note is adjusted upward or downward each time the base rate changes. The payment obligations may be backed solely by the unsecured promise of the issuer to make payments when due.

Repurchase Agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller a U.S. commercial bank or recognized U.S. securities dealer sells securities to a fund and agrees to repurchase the securities at the fund’s cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will be held by the Fund’s Custodian Bank until repurchased.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund and not within the control of the Fund. As a result, the Fund’s ability to realize on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

The Fund uses pricing services to value securities traded in the over-the-counter market when such prices are believed to reflect the fair market value of such securities.

Form of Organization and Management

As of a shareholder vote at a special meeting on May 21, 2004, Vestaur Securities Fund is a statutory trust formed on May 26, 2004 under the laws of the State of Delaware. Also as of May 26, 2004, the Registrant changed its name from Vestaur Securities, Inc. to Vestaur Securities Fund.

The Vestaur Securities Fund’s advisor, EIMC, is a wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), a North Carolina-based, multi-bank holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder. Through its full-service banking subsidiaries, Wachovia provides a wide range of commercial and retail banking services and trust services in North Carolina, Florida, South Carolina, Georgia, Tennessee, Virginia, Maryland, Delaware, Pennsylvania, New Jersey, New York, Connecticut and Washington, D.C. Wachovia also provides various other financial services, including mortgage banking, home equity lending, credits cards, leasing, investment banking, insurance and securities brokerage services, through other subsidiaries. The principal executive office of Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Pursuant to the terms of the Advisory Agreement between EIMC and the Vestaur Securities Fund, EIMC provides the Vestaur Securities Fund with an investment program complying with the investment objectives, policies and restrictions of the Vestaur Securities Fund and, in carrying out such program is responsible for the investment and reinvestment of the Vestaur Securities Fund’s assets. EIMC performs and absorbs the cost of research, statistical analysis and continuous complete supervision of the Fund’s investment portfolio.

Under the Advisory Agreement, EIMC causes the Fund to be furnished office space and all ordinary and necessary office facilities, equipment and personnel for managing the affairs of the Vestaur Securities Fund. EIMC pays the fees, salaries or other remuneration of Trustees and officers of the Fund who also serve as Trustees, officers or employees of or special consultants to EIMC or any of its affiliated companies.

D-4

Administrative services provided for by EIMC under the Advisory Agreement, are provided by EIS, an affiliated company of EIMC. EIS manages the day-to-day business administration of the Vestaur Securities Fund.

The Vestaur Securities Fund paid advisory fees of $648,794 for fiscal year 2003, $649,470 for fiscal year 2002 and $664,141 for fiscal year 2001.

Portfolio Management

Richard Cryan and Doug Williams have primary responsibility for the day-to-day management of the Vestaur Securities Fund’s portfolio. Mr. Cryan has been a member of the Vestaur Securities Fund’s portfolio management team since 2001. Mr. Cryan is a Vice President and senior portfolio manager with EIMC. He has been employed at EIMC as an analyst from April 1992 to June 1994, and as a portfolio manager since June 1994. Mr. Williams has been a member of the Vestaur Securities Fund’s portfolio management team since 2001. He was promoted to Senior Vice President and Managing Director with EIMC in 2003, and is currently a senior portfolio manager and Director of EIMC’s credit research group, a position he has held since 2001. Mr. Williams has been employed with EIMC since 1992.

Affiliated Officers of the Vestaur Securities Fund

The following table contains specific information about each principal officer of the Vestaur Securities Fund, including: address, date of birth, position and length of service with the Fund, and principal occupation and other affiliations during the last five years including offices held with EIMC, Wachovia and their affiliated companies.

Name, Address, and Date of Birth	Office with the Fund, Term of Office*, and Length of time Served	Principal Occupation and Other Affiliations for the Last Five Years
Glen T. Insley Vestaur c/o Evergreen Investments 200 Berkeley Street, 26th Floor Boston, MA 02116 DOB: 7/7/1946	Chairman of the Board since 1998	Vice President and Managing Director of Risk Management, EIMC; Senior Vice President, Wachovia.

Dung Vukhac Vestaur c/o Evergreen Investments 200 Berkeley Street, 26th Floor Boston, MA 02116 DOB: 1/1/1944	President since 1995

Vice President and Managing Director of Client Services, EIMC;

Senior Vice President, Wachovia; Formerly, Managing Director, Senior Vice President, Fixed Income Services, CoreStates Investment Advisers, Inc.

Carol A. Kosel Vestaur c/o Evergreen Investments 200 Berkeley Street, 26th Floor Boston, MA 02116 DOB: 12/25/1963	Treasurer since 1999	Senior Vice President, EIS.

Michael H. Koonce Vestaur c/o Evergreen Investments 200 Berkeley Street, 26th Floor Boston, MA 02116 DOB: 4/20/1960	Secretary since 2003	Senior Vice President and General Counsel, EIS; Senior Vice President and Assistant General Counsel, Wachovia.

D-5

* The term of office for each principal officer is until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office.

Glen T. Insley has direct responsibility for management of the fund. Dung Vukhac oversees investment management activities of the fund. Carol A. Kosel is responsible for maintaining the books and records of the fund and for working with the portfolio managers on a continuous basis to assure that accounting records are properly maintained and that monies of the fund are fully invested at all times. Michael H. Koonce is responsible for the fund’s compliance with governing law.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the assets of the Vestaur Securities Fund.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110 audits the Vestaur Securities Fund’s financial statements.

Transfer Agent and Dividend-Paying Agent

Equiserve, Inc., P.O. Box 43069, Providence, RI 02940-3069 is transfer agent and dividend paying agent for the Vestaur Securities Fund. Vestaur Securities Fund’s Investment Advisory and Services Agreement provides that EIMC shall pay all fees and expenses of the Vestaur Securities Fund’s transfer agent and dividend disbursing agent.

Control Persons

As of	, 2004, no person controls the Vestaur Securities Fund.

Shares of Beneficial Interest, Long-Term Debt, and Other Securities

Vestaur Securities Fund has only one class of beneficial interest, the par value of which is $0.01 per share. The Vestaur Securities Fund has no long-term debt outstanding. The Vestaur Securities Fund has no class of securities outstanding except shares of beneficial interest.

Each share of beneficial interest has equal

(i) dividend,

(ii) voting,

(iii) liquidation rights, and

(iv) is not subject to further call or assessment by the Vestaur Securities Fund.

The shares of beneficial interest is not subject to any right of

(i) pre-emption,

(ii) conversion,

(iii) redemption, and

(iv) is not subject to any sinking fund provision.

D-6

The rights of the holders of shares of beneficial interest may not be modified otherwise than by vote of a majority or more of the outstanding voting securities, voting as a class, except as described below.

There is no restriction on the repurchase or redemption of shares of the Vestaur Securities Fund while there is an arrearage in the payment of dividends or sinking fund installments.

Article VIII of the Vestaur Securities Fund’s Agreement and Declaration of Trust requires the affirmative vote of not less than three-quarters of the shares outstanding and entitled to be cast thereon to authorize any of the following actions by the Trustees:

(i) sale and conveyance of all or substantially all of the assets of all series or any affected series to another series or to any other corporation, association, trust or other organization, or a series thereof, for adequate consideration;

(ii) merger with or into, consolidation or exchange of shares with any other entity; or

(iii) sale and conversion into money all or substantially all of the assets of all series or any affected series of the Registrant.

Provided, however, if at least three-quarters of the Trustees then in office have approved the transactions in (i) or (ii) above, then such actions may be approved by the affirmative vote of a majority of the shares outstanding and entitled to vote.

Automatic Dividend Investment Plan

Any registered shareholder of Vestaur Securities Fund may participate in the Automatic Dividend Investment Plan (the “Plan”), with the exception of brokers and nominees of banks and other financial institutions. A beneficial owner, whose shares are registered in the name of another (e.g., in a broker’s “street name”) who desires to participate in the Plan, must become a registered holder by having the shares transferred to his or her name.

To participate in the Plan, the shareholder must complete and forward an enrollment authorization form to the Plan agent. This form authorizes the Plan agent to receive the shareholder’s dividends and other distributions from the Vestaur Securities Fund in additional shares of beneficial interest. The additional shares will be issued by the Vestaur Securities Fund, if the net asset value per share is equal to or lower than the market price of the Vestaur Securities Fund’s shares of beneficial interest plus brokerage commissions or sufficient shares of beneficial interest cannot be purchased in the market. The newly issued shares will be valued in accordance with the Plan. If the net asset value per share is higher than the market price of the Vestaur Securities Fund’s shares of beneficial interest plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged against the amounts invested.

Shareholders have the option of receiving their dividends in cash or in the Vestaur Securities Fund’s shares of beneficial interest in accordance with the Vestaur Securities Fund’s Automatic Dividend Investment Plan. For those dividends paid in shares of beneficial interest, the Vestaur Securities Fund attempts to repurchase enough shares of beneficial interest in the market to satisfy its dividend needs. If the market price of the shares of beneficial interest plus brokerage commission equals or exceeds the net asset value or sufficient shares of beneficial interest cannot be repurchased in the market, the Vestaur Securities Fund will issue new shares and record the shares of beneficial interest at the greater of (i) the per share net asset value, or (ii) 95% of the market price per share as of the close of business on the last trading day of the month in which the dividend or other distribution is paid. Distributions from net realized capital gains, if any, are paid at least annually.

Shares will be held by EquiServe, the Plan agent. Shareholders receive a statement each time shares are distributed by the Vestaur Securities Fund or purchased by the shareholder.

D-7

There is no direct charge for Plan participation. The administrative costs of the Plan are paid out of the investment advisory fees received from the Vestaur Securities Fund by its investment advisor, EIMC.

If dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash. Shareholders may terminate their participation in the Plan at any time by giving written notice to the Plan agent.

A shareholder may terminate his or her participation in the Plan by giving notice to the Plan agent. The shareholder is entitled to a share certificate for the number of full shares credited to his or her account (or cash if he or she so elects) and a check for any fractional shares valued at the then current market price of the share, less costs.

Additional information on the Plan can be obtained by writing to EquiServe, P.O. Box 43069, Providence, RI 02940-3069, 1-781-575-2724.

Tax Status and Distributions

The Vestaur Securities Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Thus, the Vestaur Securities Fund does not intend to incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Vestaur Securities Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Vestaur Securities Fund’s policy not to distribute such gains.

Dividends to shareholders from net investment income are declared and paid on a quarterly basis. These dividends are recorded on the ex-dividend date.

Distributions are taxable ordinary income or capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Vestaur Securities Fund, but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Vestaur Securities Fund will inform shareholders of the amount and nature of the income or gains.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to premium amortization and discount accretion. These reclassifications had no effect on the Vestaur Securities Fund’s net assets or net asset value per share.

Outstanding securities as of March 31, 2004:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount held by Vestaur Securities Fund or for its Accounts	Amount outstanding Exclusive of Amount Shown Under (3)
Common Stock	10,000,000	0	6,932,054

D-8

EXHIBIT E

FINANCIAL HIGHLIGHTS – VESTAUR SECURITIES FUND

The following information is reproduced from the Annual Report of Vestaur Securities Fund for the fiscal years ended November 30, 2004 and November 30, 1999. Financial information for the fiscal year ended November 30, 2000, is derived from financial information audited by the Fund's previous independent auditors. The information for the four most recent fiscal years was audited by KPMG LLP, the Fund's current independent auditors. That information has not been updated or otherwise revised since its publication. KPMG LLP’s report is available in the Annual Report and has been reproduced in the Statement of Additional Information.

(For a share outstanding throughout each period)

	Year Ended November 30
	2004	2003	2002[1]	2001	2000	1999	1998	1997	1996	1995
						(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net asset value, beginning of period	$14.03	$13.22	$13.79	$13.44	$13.88	$14.74	$14.82	$14.72	$15.17	$13.58
Income from investment operations
Net investment income	0.86	0.88	0.93	1.02	1.07	1.03	1.05	1.07	1.08	1.09
Net realized and unrealized gains or losses investments	0.02	0.85	(0.53)	0.36	(0.47)	(0.85)	(0.06)	0.11	(0.39)	1.63
Total from investment operations	0.88	1.73	0.40	1.38	0.60	0.18	0.99	1.18	0.69	2.72
Less distributions from:
Net investment income	(0.88)	(0.92)	(0.97)	(1.03)	(1.04)	(1.04)	(1.04)	(1.08)	(1.09)	(1.08)
Net capital gains						0	(0.03)	0	(0.05)	(0.05)
Total Distributions						(1.04)	(1.07)	(1.08)	(1.14)	(1.13)
Net asset value, end of period	$14.03	$14.03	$13.22	$13.79	$13.44	$13.88	$14.74	$14.82	$14.72	$15.17
Market asset value, end of period	$12.72	$13.10	$12.56	$14.39	$12.63	$12.75	$14.94	$14.06	$13.50	$13.625
Total return
Based on net asset value						1.29%	6.90%	8.50%	4.91%	20.93%
Based on market value[2]	3.82%	11.71%	(6.17%)	22.89%	7.39%	(8.12%)	14.19%	12.58%	7.69%	19.76%
Ratios and supplemental data
Net assets, end of period (in thousands)	$97,235	$97,277	$91,666	$94,577	$91,334	$94,269	$99,115	$98,594	$97,907	$100,938
Ratios to average net assets
Expenses	0.94%[3]	0.91%[3]	1.01%[3]	0.98%[3]	0.99%[3]	1.00%	0.97%[3]	0.9%	0.9%	0.9%
Net investment income	6.10%	6.43%	6.96%	7.43%	7.89%	7.25%	7.13%	7.4%	7.4%	7.6%
Portfolio turnover rate	23%	45%	40%	63%	21%	44%	43%	33%	47%	39%

E-1

1 Effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investments Companies ,and began amortizing premiums and accreting discounts on its fixed-income securities. The effects of this change for the year ended November 30, 2002 was a decrease to net investment income per share and an increase to net realized gains or losses per share by $0.03 and $0.03, respectively, and a decrease to the ratio of net investment income to average net assets of 0.25% . The above per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 The market value total return is based on the market value on the first and last day of each period. Dividends and other distributions are reinvested at prices obtained by the Fund’s Automatic Dividend Investment Plan. Total return does not reflect brokerage commissions.

3 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

The Fund’s complete Financial Statements including all related Financial Notes are included in the Statement of Additional Information.

E-2

EXHIBIT F

Evergreen Diversified Bond Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding for the period)

	Six Months Ended October 31, 2004
CLASS A	(unaudited) [1]
Net asset value, beginning of period	$14.77
Income from investment operations
Net investment income	0.33
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	0.31
Total from investment operations	0.64
Distributions to shareholders from
Net investment income	(0.36)
Net asset value, end of period	$15.05
Total return [2]	4.43%
Ratios and supplemental data
Net assets, end of period (thousands)	$264,231
Ratios to average net assets
Expenses [3]	0.98	% [4]
Net investment income	4.56	% [4]
Portfolio turnover rate	90%

[1]	Net investment income per share is based on average shares outstanding during the period.
[2]	Excluding applicable sales charges
[3]	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
[4]	Annualized

See Notes to Financial Statements included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

(For a share outstanding for the period)

	Six Months Ended October 31, 2004
CLASS B	(unaudited) [1]
Net asset value, beginning of period	$14.77
Income from investment operations
Net investment income	0.28
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	0.31
Total from investment operations	0.59
Distributions to shareholders from
Net investment income	(0.31)
Net asset value, end of period	$15.05
Total return [2]	4.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$24,666
Ratios to average net assets
Expenses [3]	1.68	% [4]
Net investment income	3.86	% [4]
Portfolio turnover rate	90%

[1]	Net investment income per share is based on average shares outstanding during the period.
[2]	Excluding applicable sales charges
[3]	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
[4]	Annualized

See Notes to Financial Statements included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

(For a share outstanding for the period)

	Six Months Ended October 31, 2004
CLASS C	(unaudited) [1]
Net asset value, beginning of period	$14.77
Income from investment operations
Net investment income	0.28
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	0.31
Total from investment operations	0.59
Distributions to shareholders from
Net investment income	(0.31)
Net asset value, end of period	$15.05
Total return [2]	4.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$34,692
Ratios to average net assets
Expenses [3]	1.68	% [4]
Net investment income	3.87	% [4]
Portfolio turnover rate	90%

[1]	Net investment income per share is based on average shares outstanding during the period.
[2]	Excluding applicable sales charges
[3]	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
[4]	Annualized

See Notes to Financial Statements included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

(For a share outstanding for the period)

	Six Months Ended October 31, 2004
CLASS I [1]	(unaudited) [2]
Net asset value, beginning of period	$14.77
Income from investment operations
Net investment income	0.36
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	0.31
Total from investment operations	0.67
Distributions to shareholders from
Net investment income	(0.39)
Net asset value, end of period	$15.05
Total return	4.59%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,725
Ratios to average net assets
Expenses [3]	0.68	% [4]
Net investment income	4.83	% [4]
Portfolio turnover rate	90%

[1]	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
[2]	Net investment income per share is based on average shares outstanding during the period.
[3]	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
[4]	Annualized

See Notes to Financial Statements included in the Statement of Additional Information.

EVERGREEN FIXED INCOME TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION

EVERGREEN DIVERSIFIED BOND FUND

FORM N-14
PART B

STATEMENT OF ADDITIONAL INFORMATION

March       , 2005

This Statement of Additional Information (the “SAI”) relates to the proposed acquisition (the “Acquisition”) of the Vestaur Securities Fund (the “Acquired Fund”) by the Evergreen Diversified Bond Fund, a series of Evergreen Fixed Income Trust (the “Acquiring Fund”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated March       , 2005 (the “Prospectus/Proxy Statement”) which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the identified liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Acquired Fund at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling [    ]

1

Additional Information about the Acquiring Fund.

The Statement of Additional Information of the Acquiring Fund dated September 1, 2004, as revised October 1, 2004 and December 9, 2004, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information is attached hereto as Appendix A.

Financial Statements.

Pro Forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

The financial statements and report of the independent registered public accounting firm included in the Annual Report of the Acquiring Fund for the fiscal year ended April 30, 2004 and previously filed with the Securities and Exchange Commission are included as part of this Statement of Additional Information as Appendix B.

The financial statements and report of the independent registered public accounting firm included in the Annual Report of the Acquired Fund for the fiscal year ended November 30, 2004 and previously filed with the Securities and Exchange Commission are included as part of this Statement of Additional Information as Appendix C.

The unaudited financial statements included in the Semi-Annual Report of the Acquiring Fund for the period ending on October 31, 2004 and previously filed with the Securities and Exchange Commission are included in this Statement of Additional Information as Appendix D.

2

VESTAUR SECURITIES FUND
AND
EVERGREEN DIVERSIFIED BOND FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS
(UNAUDITED)

The accompanying unaudited pro forma combined financial statements relating to the Acquisition, including notes to such pro forma financial statements, assume that Acquisition exchanges occurred as of November 30, 2004. The pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds incorporated by reference in this statement of additional information.

3

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2004

                                                                                               Diversified Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
                                                                                         Amount             Value
------------------------------------------------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED COLLATERALIZED MORTGAGE OBLIGATIONS  0.6%

Fixed-rate  0.6%
FNMA Ser. 2002-T12, Class A3, 7.50%, 05/25/2042 ##                                    $             0   $             0
FNMA Ser. 2002-T19, Class A3, 7.50%, 07/25/2042 ##                                                  0                 0
FNMA Ser. 2003-W1, Class 2A, 7.50%, 12/25/2042 ##                                                   0                 0
FNMA Ser. 2003-W2, Class 1A3, 7.50%, 07/25/2042 ##                                                  0                 0
FNMA Ser. 2003-W4, Class 4A, 7.50%, 10/25/2042 ##                                                   0                 0
                                                                                                        ---------------
Total Agency Mortgage-Backed Pass-Through Securities
  (cost $0, $ 2,447,568 and $2,447,568, respectively)                                                                 0
                                                                                                        ---------------

AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES  1.3%

Fixed-rate  0.5%
FHLMC 9.00%, 12/01/2016 ##                                                                          0                 0
FHLMC 9.50%, 12/01/2022                                                                             0                 0
FNMA 9.00%, 02/01/2025 - 09/01/2030                                                                 0                 0
FNMA 10.00%, 09/01/2010 - 04/01/2021                                                                0                 0
GNMA 8.00%, 03/15/2022 - 08/15/2024                                                                 0                 0
GNMA 8.25%, 05/15/2020                                                                              0                 0
GNMA 8.50%, 09/15/2024 - 01/15/2027                                                                 0                 0
GNMA 9.00%, 12/15/2019 - 03/15/2021                                                                 0                 0
GNMA 9.50%, 09/15/2019                                                                              0                 0
GNMA 10.00%, 01/15/2019 - 03/15/2020                                                                0                 0
Floating Rate  0.8%
Banc America, Inc., Ser. 2001-7WTA, Class E, 2.77%, 01/27/2006 144A                         3,500,000         3,304,594
                                                                                                        ---------------
Total Agency Mortgage-Backed Pass-Through Securities (cost $3,500,000,
  $1,770,590 and $5,270,590, respectively)                                                                    3,304,594
                                                                                                        ---------------

ASSET BACKED SECURITIES  1.9%

Credit Suisse First Boston Mtge Securities Corp., Ser. 1996-2,
  Class A-6, 7.18%, 02/25/2018                                                                420,487           420,005
GE Capital Mtge. Svcs., Inc., Ser. 1999-H, Class A-7, 6.27%, 04/25/2029                       991,894         1,005,208
Oakwood Mtge. Investors, Inc., Ser. 1996-C, Class A-5, 7.35%, 04/15/2027                    1,797,393         1,862,862
Preferred Term Secs., 3.51%, 06/24/2034 144A                                                2,000,000         2,005,208
Railcar Leasing LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A                             2,500,000         2,749,363
                                                                                                        ---------------
Total Asset Backed Securities (cost $7,954,391, $0 and $7,954,391, respectively)                              8,042,646
                                                                                                        ---------------

COMMERCIAL MORTGAGE-BACKED SECURITIES  1.5%
Greenwich Capital Acceptance, Inc., Ser. 2001-ZC1A, Class A, 6.36%, 06/14/2006 144A         2,870,716         2,947,215
Midland Realty Acceptance Corp., Ser. 1996-C1, Class E, 8.29%, 08/25/2028                   2,784,000         3,081,631
                                                                                                        ---------------
Total Commercial Mortgage-Backed Securities (cost $5,790,980, $0 and
  $5,790,980, respectively)                                                                                   6,028,846
                                                                                                        ---------------

CORPORATE BONDS  74.4%

CONSUMER DISCRETIONARY  15.6%

Auto Components  0.4%
American Axle & Manufacturing, Inc., 5.25%, 02/11/2014                                              0                 0
Dana Corp., 9.00%, 8/15/2011                                                                  200,000           241,000
Dura Operating Corp., Ser. B, 8.625%, 04/15/2012 p                                            200,000           204,500
HLI Operating, Inc., 10.50%, 06/15/2010 p                                                     130,000           139,750
Tenneco Automotive Inc., Ser. B, 10.25%, 07/15/2013                                            30,000            35,475
                                                                                                        ---------------
                                                                                                                620,725
                                                                                                        ---------------
Automobiles  2.4%
Chrysler Corp., 7.45%, 03/01/2027                                                                   0                 0
Daimler Chrysler Holdings, 8.50%, 01/18/2031                                                2,000,000         2,419,638
Daimler Chrysler Holdings, FRN, 3.21%, 08/08/2006                                           2,000,000         2,023,820
General Motors Corp., 8.25%, 07/15/2023                                                     4,000,000         4,089,544
General Motors Corp., 8.375%, 07/15/2033                                                            0                 0
                                                                                                        ---------------
                                                                                                              8,533,002
                                                                                                        ---------------
Distributors  0.9%
Hughes Supply, Inc., 5.50%, 10/15/2014 144A                                                 4,000,000         3,906,056
                                                                                                        ---------------

                                                                                               Vestaur Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
                                                                                         Amount             Value
------------------------------------------------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED COLLATERALIZED MORTGAGE OBLIGATIONS  0.6%

Fixed-rate  0.6%
FNMA Ser. 2002-T12, Class A3, 7.50%, 05/25/2042 ##                                    $        47,768   $        51,685
FNMA Ser. 2002-T19, Class A3, 7.50%, 07/25/2042 ##                                            695,129           746,829
FNMA Ser. 2003-W1, Class 2A, 7.50%, 12/25/2042 ##                                             778,197           833,702
FNMA Ser. 2003-W2, Class 1A3, 7.50%, 07/25/2042 ##                                            253,025           271,843
FNMA Ser. 2003-W4, Class 4A, 7.50%, 10/25/2042 ##                                             502,115           539,190
                                                                                                        ---------------
Total Agency Mortgage-Backed Pass-Through Securities
  (cost $0, $ 2,447,568 and $2,447,568, respectively)                                                         2,443,249
                                                                                                        ---------------

AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES  1.3%

Fixed-rate  0.5%
FHLMC 9.00%, 12/01/2016 ##                                                                    407,717           455,331
FHLMC 9.50%, 12/01/2022                                                                        48,376            54,415
FNMA 9.00%, 02/01/2025 - 09/01/2030                                                           370,326           417,239
FNMA 10.00%, 09/01/2010 - 04/01/2021                                                          249,274           277,825
GNMA 8.00%, 03/15/2022 - 08/15/2024                                                           172,423           188,570
GNMA 8.25%, 05/15/2020                                                                        125,973           138,424
GNMA 8.50%, 09/15/2024 - 01/15/2027                                                           102,567           112,621
GNMA 9.00%, 12/15/2019 - 03/15/2021                                                            69,106            77,699
GNMA 9.50%, 09/15/2019                                                                         81,583            92,202
GNMA 10.00%, 01/15/2019 - 03/15/2020                                                           70,165            78,581
Floating Rate  0.8%
Banc America, Inc., Ser. 2001-7WTA, Class E, 2.77%, 01/27/2006 144A                                 0                 0
                                                                                                        ---------------
Total Agency Mortgage-Backed Pass-Through Securities (cost $3,500,000,
  $1,770,590 and $5,270,590, respectively)                                                                    1,892,907
                                                                                                        ---------------

ASSET BACKED SECURITIES  1.9%

Credit Suisse First Boston Mtge Securities Corp., Ser. 1996-2,
  Class A-6, 7.18%, 02/25/2018                                                                      0                 0
GE Capital Mtge. Svcs., Inc., Ser. 1999-H, Class A-7, 6.27%, 04/25/2029                             0                 0
Oakwood Mtge. Investors, Inc., Ser. 1996-C, Class A-5, 7.35%, 04/15/2027                            0                 0
Preferred Term Secs., 3.51%, 06/24/2034 144A                                                        0                 0
Railcar Leasing LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A                                     0                 0
                                                                                                        ---------------
Total Asset Backed Securities (cost $7,954,391, $0 and $7,954,391, respectively)                                      0
                                                                                                        ---------------

COMMERCIAL MORTGAGE-BACKED SECURITIES  1.5%
Greenwich Capital Acceptance, Inc., Ser. 2001-ZC1A, Class A, 6.36%, 06/14/2006 144A                 0                 0
Midland Realty Acceptance Corp., Ser. 1996-C1, Class E, 8.29%, 08/25/2028                           0                 0
                                                                                                        ---------------
Total Commercial Mortgage-Backed Securities (cost $5,790,980, $0 and
  $5,790,980, respectively)                                                                                           0
                                                                                                        ---------------

CORPORATE BONDS  74.4%

CONSUMER DISCRETIONARY  15.6%

Auto Components  0.4%
American Axle & Manufacturing, Inc., 5.25%, 02/11/2014                                        500,000           477,666
Dana Corp., 9.00%, 8/15/2011                                                                  250,000           301,250
Dura Operating Corp., Ser. B, 8.625%, 04/15/2012 p                                            250,000           255,625
HLI Operating, Inc., 10.50%, 06/15/2010 p                                                     211,000           226,825
Tenneco Automotive Inc., Ser. B, 10.25%, 07/15/2013                                                 0                 0
                                                                                                        ---------------
                                                                                                              1,261,366
                                                                                                        ---------------
Automobiles  2.4%
Chrysler Corp., 7.45%, 03/01/2027                                                             939,000         1,012,290
Daimler Chrysler Holdings, 8.50%, 01/18/2031                                                        0                 0
Daimler Chrysler Holdings, FRN, 3.21%, 08/08/2006                                                   0                 0
General Motors Corp., 8.25%, 07/15/2023                                                             0                 0
General Motors Corp., 8.375%, 07/15/2033                                                      500,000           510,362
                                                                                                        ---------------
                                                                                                              1,522,652
                                                                                                        ---------------
Distributors  0.9%
Hughes Supply, Inc., 5.50%, 10/15/2014 144A                                                         0                 0
                                                                                                        ---------------

                                                                                          Diversified Fund Pro Forma
------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
                                                                                         Amount             Value
------------------------------------------------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED COLLATERALIZED MORTGAGE OBLIGATIONS  0.6%

Fixed-rate  0.6%
FNMA Ser. 2002-T12, Class A3, 7.50%, 05/25/2042 ##                                    $        47,768   $        51,685
FNMA Ser. 2002-T19, Class A3, 7.50%, 07/25/2042 ##                                            695,129           746,829
FNMA Ser. 2003-W1, Class 2A, 7.50%, 12/25/2042 ##                                             778,197           833,702
FNMA Ser. 2003-W2, Class 1A3, 7.50%, 07/25/2042 ##                                            253,025           271,843
FNMA Ser. 2003-W4, Class 4A, 7.50%, 10/25/2042 ##                                             502,115           539,190
                                                                                                        ---------------
Total Agency Mortgage-Backed Pass-Through Securities
  (cost $0, $ 2,447,568 and $2,447,568, respectively)                                                         2,443,249
                                                                                                        ---------------

AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES  1.3%

Fixed-rate  0.5%
FHLMC 9.00%, 12/01/2016 ##                                                                    407,717           455,331
FHLMC 9.50%, 12/01/2022                                                                        48,376            54,415
FNMA 9.00%, 02/01/2025 - 09/01/2030                                                           370,326           417,239
FNMA 10.00%, 09/01/2010 - 04/01/2021                                                          249,274           277,825
GNMA 8.00%, 03/15/2022 - 08/15/2024                                                           172,423           188,570
GNMA 8.25%, 05/15/2020                                                                        125,973           138,424
GNMA 8.50%, 09/15/2024 - 01/15/2027                                                           102,567           112,621
GNMA 9.00%, 12/15/2019 - 03/15/2021                                                            69,106            77,699
GNMA 9.50%, 09/15/2019                                                                         81,583            92,202
GNMA 10.00%, 01/15/2019 - 03/15/2020                                                           70,165            78,581
Floating Rate  0.8%
Banc America, Inc., Ser. 2001-7WTA, Class E, 2.77%, 01/27/2006 144A                         3,500,000         3,304,594
                                                                                                        ---------------
Total Agency Mortgage-Backed Pass-Through Securities (cost $3,500,000,
  $1,770,590 and $5,270,590, respectively)                                                                    5,197,501
                                                                                                        ---------------

ASSET BACKED SECURITIES  1.9%

Credit Suisse First Boston Mtge Securities Corp., Ser. 1996-2,
  Class A-6, 7.18%, 02/25/2018                                                                420,487           420,005
GE Capital Mtge. Svcs., Inc., Ser. 1999-H, Class A-7, 6.27%, 04/25/2029                       991,894         1,005,208
Oakwood Mtge. Investors, Inc., Ser. 1996-C, Class A-5, 7.35%, 04/15/2027                    1,797,393         1,862,862
Preferred Term Secs., 3.51%, 06/24/2034 144A                                                2,000,000         2,005,208
Railcar Leasing LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A                             2,500,000         2,749,363
                                                                                                        ---------------
Total Asset Backed Securities (cost $7,954,391, $0 and $7,954,391, respectively)                              8,042,646
                                                                                                        ---------------

COMMERCIAL MORTGAGE-BACKED SECURITIES  1.5%
Greenwich Capital Acceptance, Inc., Ser. 2001-ZC1A, Class A, 6.36%, 06/14/2006 144A         2,870,716         2,947,215
Midland Realty Acceptance Corp., Ser. 1996-C1, Class E, 8.29%, 08/25/2028                   2,784,000         3,081,631
                                                                                                        ---------------
Total Commercial Mortgage-Backed Securities (cost $5,790,980, $0 and
  $5,790,980, respectively)                                                                                   6,028,846
                                                                                                        ---------------

CORPORATE BONDS  74.4%

CONSUMER DISCRETIONARY  15.6%

Auto Components  0.4%
American Axle & Manufacturing, Inc., 5.25%, 02/11/2014                                        500,000           477,666
Dana Corp., 9.00%, 8/15/2011                                                                  450,000           542,250
Dura Operating Corp., Ser. B, 8.625%, 04/15/2012 p                                            450,000           460,125
HLI Operating, Inc., 10.50%, 06/15/2010 p                                                     341,000           366,575
Tenneco Automotive Inc., Ser. B, 10.25%, 07/15/2013                                            30,000            35,475
                                                                                                        ---------------
                                                                                                              1,882,091
                                                                                                        ---------------
Automobiles  2.4%
Chrysler Corp., 7.45%, 03/01/2027                                                             939,000         1,012,290
Daimler Chrysler Holdings, 8.50%, 01/18/2031                                                2,000,000         2,419,638
Daimler Chrysler Holdings, FRN, 3.21%, 08/08/2006                                           2,000,000         2,023,820
General Motors Corp., 8.25%, 07/15/2023                                                     4,000,000         4,089,544
General Motors Corp., 8.375%, 07/15/2033                                                      500,000           510,362
                                                                                                        ---------------
                                                                                                             10,055,654
                                                                                                        ---------------
Distributors  0.9%
Hughes Supply, Inc., 5.50%, 10/15/2014 144A                                                 4,000,000         3,906,056
                                                                                                        ---------------

See Notes to Pro Forma Combining Financial Statements

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2004

                                                                       Diversified Fund                       Vestaur Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Principal                             Principal
                                                                 Amount              Value              Amount           Value
-----------------------------------------------------------------------------------------------------------------------------------

Hotels, Restaurants & Leisure  1.8%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A   $       175,000   $       195,781   $       250,000   $       279,687
Darden Restaurants, Inc., 7.125%, 02/01/2016                               0                 0           500,000           567,722
Gaylord Entertainment Co., 6.75%, 11/15/2014 144A                    188,000           188,940           216,000           217,080
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012                175,000           199,938           260,000           297,050
La Quinta Properties, Inc., 7.00%, 08/15/2012 144A                    60,000            63,600            75,000            79,500
McDonald's Corp., 7.31%, 09/15/2027                                3,000,000         3,197,214         1,000,000         1,065,738
MTR Gaming Group, Inc., 9.75%, 04/01/2010                            200,000           219,000           250,000           273,750
Seneca Gaming Corp., 7.25%, 05/01/2012                               200,000           212,000                 0                 0
Town Sports International, Inc., 9.625%, 04/15/2011                        0                 0           250,000           271,250
Wynn Resorts, Ltd., 6.625%, 12/01/2014 144A #                        200,000           197,500           250,000           246,875
                                                                               ---------------                     ---------------
                                                                                     4,473,973                           3,298,652
                                                                               ---------------                     ---------------
Household Durables  1.8%
Centex Corp., 7.875%, 02/01/2011                                           0                 0           500,000           574,444
K. Hovnanian Enterprises Inc., 6.50%, 01/15/2014                     200,000           204,000                 0                 0
K. Hovnanian Enterprises Inc., 10.50%, 10/01/2007                          0                 0           250,000           290,000
Meritage Corp., 9.75%, 06/01/2011                                    175,000           195,562           250,000           279,375
Pulte Homes, Inc., 4.875%, 07/15/2009                              4,000,000         4,033,104                 0                 0
Pulte Homes, Inc., 7.875%, 08/01/2011                                      0                 0           500,000           573,781
Shuler Homes, Inc., 10.50%, 07/15/2011                                     0                 0           250,000           286,250
Standard Pacific Corp., 7.75%, 03/15/2013                            175,000           190,750                 0                 0
WCI Communities, Inc., 9.125%, 05/01/2012                            400,000           448,000           400,000           448,000
                                                                               ---------------                     ---------------
                                                                                     5,071,416                           2,451,850
                                                                               ---------------                     ---------------
Internet & Catalog Retail  0.7%
InterActiveCorp., 7.00%, 01/15/2013                                2,000,000         2,185,236           500,000           546,309
                                                                               ---------------                     ---------------
Media  5.7%
British Sky Broadcasting Group, 8.20%, 07/15/2009                  2,000,000         2,309,112                 0                 0
Clear Channel Communications, Inc., 5.50%, 09/15/2014              4,000,000         3,963,284                 0                 0
Comcast Corp., 7.05%, 03/15/2033                                   4,000,000         4,452,072                 0                 0
CSC Holdings, Inc., 7.625%, 04/01/2011                               200,000           215,000           250,000           268,750
Dex Media West LLC, 8.50%, 08/15/2010                                285,000           319,200           175,000           196,000
Emmis Communications Corp., 6.875%, 05/15/2012                        90,000            94,725                 0                 0
Houghton Mifflin Co., 9.875%, 02/01/2013                                   0                 0           400,000           442,000
Lenfest Communications, Inc., 8.375%, 11/01/2005                           0                 0         1,150,000         1,203,584
LIN TV Corp., 6.50%, 05/15/2013                                      200,000           206,000                 0                 0
Mediacom Capital Corp., 9.50%, 01/15/2013 p                          135,000           132,637           400,000           393,000
Mediacom LLC, 7.875%, 02/15/2011                                     110,000           106,700                 0                 0
MediaNews Group, Inc., 6.375%, 04/01/2014                            175,000           174,125           250,000           248,750
News America Holdings, Inc., 9.50%, 07/15/2024                             0                 0           500,000           679,810
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012                    175,000           210,000           400,000           480,000
Time Warner, Inc., 6.625%, 05/15/2029 p                            4,000,000         4,203,568                 0                 0
Time Warner, Inc., 9.125%, 01/15/2013                                      0                 0         2,700,000         3,418,397
                                                                               ---------------                     ---------------
                                                                                    16,386,423                           7,330,291
                                                                               ---------------                     ---------------
Multi-line Retail  1.0%
May Department Stores Co., 4.80%, 07/15/2009 144A                  4,000,000         4,053,732                 0                 0
                                                                               ---------------                     ---------------
Specialty Retail  0.8%
CSK Auto, Inc., 7.00%, 01/15/2014                                    175,000           174,125           250,000           248,750
Group 1 Automotive, Inc., 8.25%, 08/15/2013                          200,000           213,500           250,000           266,875
Michaels Stores, Inc., 9.25%, 07/01/2009                             200,000           215,500                 0                 0
Payless Shoesource, Inc., 8.25%, 08/01/2013                           60,000            61,650           215,000           220,913
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011                            0                 0           250,000           293,750
Service Corporation International, 6.75%, 04/01/2016                  55,000            58,025                 0                 0
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011                175,000           190,750           250,000           272,500
United Auto Group, Inc., 9.625%, 03/15/2012                          175,000           196,438           400,000           449,000
Warnaco Group, Inc., 8.875%, 06/15/2013                              200,000           221,500            75,000            83,063
                                                                               ---------------                     ---------------
                                                                                     1,331,488                           1,834,851
                                                                               ---------------                     ---------------
Textiles, Apparel & Luxury Goods  0.1%
Oxford Industries, Inc., 8.875%, 06/01/2011                          250,000           271,250                 0                 0
                                                                               ---------------                     ---------------

                                                                   Diversified Fund Pro Forma
-----------------------------------------------------------------------------------------------
                                                                 Principal
                                                                  Amount              Value
-----------------------------------------------------------------------------------------------

Hotels, Restaurants & Leisure  1.8%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A   $       425,000   $       475,468
Darden Restaurants, Inc., 7.125%, 02/01/2016                         500,000           567,722
Gaylord Entertainment Co., 6.75%, 11/15/2014 144A                    404,000           406,020
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012                435,000           496,988
La Quinta Properties, Inc., 7.00%, 08/15/2012 144A                   135,000           143,100
McDonald's Corp., 7.31%, 09/15/2027                                4,000,000         4,262,952
MTR Gaming Group, Inc., 9.75%, 04/01/2010                            450,000           492,750
Seneca Gaming Corp., 7.25%, 05/01/2012                               200,000           212,000
Town Sports International, Inc., 9.625%, 04/15/2011                  250,000           271,250
Wynn Resorts, Ltd., 6.625%, 12/01/2014 144A #                        450,000           444,375
                                                                               ---------------
                                                                                     7,772,625
                                                                               ---------------
Household Durables  1.8%
Centex Corp., 7.875%, 02/01/2011                                     500,000           574,444
K. Hovnanian Enterprises Inc., 6.50%, 01/15/2014                     200,000           204,000
K. Hovnanian Enterprises Inc., 10.50%, 10/01/2007                    250,000           290,000
Meritage Corp., 9.75%, 06/01/2011                                    425,000           474,937
Pulte Homes, Inc., 4.875%, 07/15/2009                              4,000,000         4,033,104
Pulte Homes, Inc., 7.875%, 08/01/2011                                500,000           573,781
Shuler Homes, Inc., 10.50%, 07/15/2011                               250,000           286,250
Standard Pacific Corp., 7.75%, 03/15/2013                            175,000           190,750
WCI Communities, Inc., 9.125%, 05/01/2012                            800,000           896,000
                                                                               ---------------
                                                                                     7,523,266
                                                                               ---------------
Internet & Catalog Retail  0.7%
InterActiveCorp., 7.00%, 01/15/2013                                2,500,000         2,731,545
                                                                               ---------------
Media  5.7%
British Sky Broadcasting Group, 8.20%, 07/15/2009                  2,000,000         2,309,112
Clear Channel Communications, Inc., 5.50%, 09/15/2014              4,000,000         3,963,284
Comcast Corp., 7.05%, 03/15/2033                                   4,000,000         4,452,072
CSC Holdings, Inc., 7.625%, 04/01/2011                               450,000           483,750
Dex Media West LLC, 8.50%, 08/15/2010                                460,000           515,200
Emmis Communications Corp., 6.875%, 05/15/2012                        90,000            94,725
Houghton Mifflin Co., 9.875%, 02/01/2013                             400,000           442,000
Lenfest Communications, Inc., 8.375%, 11/01/2005                   1,150,000         1,203,584
LIN TV Corp., 6.50%, 05/15/2013                                      200,000           206,000
Mediacom Capital Corp., 9.50%, 01/15/2013 p                          535,000           525,637
Mediacom LLC, 7.875%, 02/15/2011                                     110,000           106,700
MediaNews Group, Inc., 6.375%, 04/01/2014                            425,000           422,875
News America Holdings, Inc., 9.50%, 07/15/2024                       500,000           679,810
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012                    575,000           690,000
Time Warner, Inc., 6.625%, 05/15/2029 p                            4,000,000         4,203,568
Time Warner, Inc., 9.125%, 01/15/2013                              2,700,000         3,418,397
                                                                                ---------------
                                                                                    23,716,714
                                                                               ---------------
Multi-line Retail  1.0%
May Department Stores Co., 4.80%, 07/15/2009 144A                  4,000,000         4,053,732
                                                                               ---------------
Specialty Retail  0.8%
CSK Auto, Inc., 7.00%, 01/15/2014                                    425,000           422,875
Group 1 Automotive, Inc., 8.25%, 08/15/2013                          450,000           480,375
Michaels Stores, Inc., 9.25%, 07/01/2009                             200,000           215,500
Payless Shoesource, Inc., 8.25%, 08/01/2013                          275,000           282,563
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011                      250,000           293,750
Service Corporation International, 6.75%, 04/01/2016                  55,000            58,025
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011                425,000           463,250
United Auto Group, Inc., 9.625%, 03/15/2012                          575,000           645,438
Warnaco Group, Inc., 8.875%, 06/15/2013                              275,000           304,563
                                                                               ---------------
                                                                                     3,166,339
                                                                               ---------------
Textiles, Apparel & Luxury Goods  0.1%
Oxford Industries, Inc., 8.875%, 06/01/2011                          250,000           271,250
                                                                               ---------------

See Notes to Pro Forma Combining Financial Statements

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2004

                                                                       Diversified Fund                    Vestaur Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Principal                            Principal
                                                                  Amount              Value             Amount           Value
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES  2.6%
Beverages  0.3%
Anheuser-Busch Companies, Inc., 6.80%, 01/15/2031             $             0   $             0   $       500,000   $       581,395
Panamerica Beverages, Inc., 7.25%, 07/01/2009                               0                 0           500,000           557,500
                                                                                ---------------                     ---------------
                                                                                              0                           1,138,895
                                                                                ---------------                     ---------------
Food & Staples Retailing  2.0%
Albertsons, Inc., 7.45%, 08/01/2029                                 4,000,000         4,568,748                 0                 0
Couche-Tard LP, 7.50%, 12/15/2013                                      40,000            43,600                 0                 0
Delhaize America, Inc., 8.125%, 04/15/2011                          2,000,000         2,310,476                 0                 0
Rite-Aid Corp., 8.125%, 05/01/2010                                    175,000           187,250                 0                 0
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012 p                          200,000           221,000           250,000           276,250
Safeway, Inc., 7.25%, 02/01/2031                                            0                 0           500,000           556,650
Wal-Mart Stores, Inc., 8.85%, 01/02/2015                                    0                 0           300,000           378,763
                                                                                ---------------                     ---------------
                                                                                      7,331,074                           1,211,663
                                                                                ---------------                     ---------------
Food Products  0.2%
B&G Foods Holdings Corp., 8.00%, 10/01/2011                            10,000            10,550            10,000            10,550
Chiquita Brands International, Inc., 7.50%, 11/01/2014 144A           200,000           203,500           250,000           254,375
Del Monte Corp., 8.625%, 12/15/2012                                    19,000            21,327                 0                 0
Dole Food Co., Inc., 7.25%, 06/15/2010                                160,000           167,200           225,000           235,125
                                                                                ---------------                     ---------------
                                                                                        402,577                             500,050
                                                                                ---------------                     ---------------
Personal Products  0.1%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A                         75,000            80,438           100,000           107,250
                                                                                ---------------                     ---------------
ENERGY  5.9%
Energy Equipment & Services  0.3%
Dresser, Inc., 9.375%, 04/15/2011                                     175,000           193,375           400,000           442,000
Hornbeck Offshore Services, Inc., 6.125%, 12/01/2014 144A                   0                 0            35,000            34,737
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009                      100,000           104,625           250,000           261,563
SESI LLC, 8.875%, 05/15/2011                                                0                 0           250,000           275,000
                                                                                ---------------                     ---------------
                                                                                        298,000                           1,013,300
                                                                                ---------------                     ---------------
Oil & Gas  5.6%
Amerada Hess Corp., 7.30%, 08/15/2031                               4,000,000         4,351,404                 0                 0
Atlantic Richfield Co., 10.875%, 07/15/2005                                 0                 0           750,000           785,301
Chesapeake Energy Corp., 6.875%, 01/15/2016                           175,000           185,500                 0                 0
Duke Capital Corp., 4.37%, 03/01/2009                               4,000,000         4,009,000                 0                 0
Evergreen Resources, Inc., 5.875%, 03/15/2012                          15,000            15,750                 0                 0
Exco Resources, Inc., 7.25%, 01/15/2011                                30,000            32,325                 0                 0
Ferrellgas Escrow LLC, 6.75%, 05/01/2014                              160,000           165,600                 0                 0
Forest Oil Corp., 7.75%, 05/01/2014                                   175,000           191,187                 0                 0
Frontier Oil Corp., 6.625%, 10/01/2011 144A                            50,000            51,250            50,000            51,250
Husky Energy, Inc., 6.15%, 06/15/2019                               4,000,000         4,224,056                 0                 0
Magellan Midstream Partners LP, 6.45%, 06/01/2014                   2,500,000         2,690,723           500,000           538,144
Occidental Petroleum Corp., 8.45%, 02/15/2029                               0                 0         2,150,000         2,856,522
Pennzoil Co., 10.125%, 11/15/2009                                           0                 0         1,500,000         1,827,843
Plains Exploration & Production Co., 8.75%, 07/01/2012                      0                 0           250,000           282,500
Stone Energy Corp., 8.25%, 12/15/2011                                 210,000           229,950                 0                 0
Sunoco, Inc., 9.00%, 11/01/2024                                             0                 0           500,000           639,442
                                                                                ---------------                     ---------------
                                                                                     16,146,745                           6,981,002
                                                                                ---------------                     ---------------

FINANCIALS  30.5%
Capital Markets  1.1%
Lehman Brothers, Inc., 11.625%, 05/15/2005                                  0                 0           583,000           605,022
Morgan Stanley Co., Inc., 4.75%, 04/01/2014                         4,000,000         3,864,668                 0                 0
                                                                                ---------------                     ---------------
                                                                                      3,864,668                             605,022
                                                                                ---------------                     ---------------

                                                                Diversified Fund Pro Forma
-----------------------------------------------------------------------------------------------
                                                                 Principal
                                                                  Amount              Value
-----------------------------------------------------------------------------------------------

CONSUMER STAPLES  2.6%
Beverages  0.3%
Anheuser-Busch Companies, Inc., 6.80%, 01/15/2031             $       500,000   $       581,395
Panamerica Beverages, Inc., 7.25%, 07/01/2009                         500,000           557,500
                                                                                ---------------
                                                                                      1,138,895
                                                                                ---------------

Food & Staples Retailing  2.0%
Albertsons, Inc., 7.45%, 08/01/2029                                 4,000,000         4,568,748
Couche-Tard LP, 7.50%, 12/15/2013                                      40,000            43,600
Delhaize America, Inc., 8.125%, 04/15/2011                          2,000,000         2,310,476
Rite-Aid Corp., 8.125%, 05/01/2010                                    175,000           187,250
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012 p                          450,000           497,250
Safeway, Inc., 7.25%, 02/01/2031                                      500,000           556,650
Wal-Mart Stores, Inc., 8.85%, 01/02/2015                              300,000           378,763
                                                                                ---------------
                                                                                      8,542,737
                                                                                ---------------

Food Products  0.2%
B&G Foods Holdings Corp., 8.00%, 10/01/2011                            20,000            21,100
Chiquita Brands International, Inc., 7.50%, 11/01/2014 144A           450,000           457,875
Del Monte Corp., 8.625%, 12/15/2012                                    19,000            21,327
Dole Food Co., Inc., 7.25%, 06/15/2010                                385,000           402,325
                                                                                ---------------
                                                                                        902,627
                                                                                ---------------

Personal Products  0.1%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A                        175,000           187,688
                                                                                ---------------

ENERGY  5.9%
Energy Equipment & Services  0.3%
Dresser, Inc., 9.375%, 04/15/2011                                     575,000           635,375
Hornbeck Offshore Services, Inc., 6.125%, 12/01/2014 144A              35,000            34,737
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009                      350,000           366,188
SESI LLC, 8.875%, 05/15/2011                                          250,000           275,000
                                                                                ---------------
                                                                                      1,311,300
                                                                                ---------------

Oil & Gas  5.6%
Amerada Hess Corp., 7.30%, 08/15/2031                               4,000,000         4,351,404
Atlantic Richfield Co., 10.875%, 07/15/2005                           750,000           785,301
Chesapeake Energy Corp., 6.875%, 01/15/2016                           175,000           185,500
Duke Capital Corp., 4.37%, 03/01/2009                               4,000,000         4,009,000
Evergreen Resources, Inc., 5.875%, 03/15/2012                          15,000            15,750
Exco Resources, Inc., 7.25%, 01/15/2011                                30,000            32,325
Ferrellgas Escrow LLC, 6.75%, 05/01/2014                              160,000           165,600
Forest Oil Corp., 7.75%, 05/01/2014                                   175,000           191,187
Frontier Oil Corp., 6.625%, 10/01/2011 144A                           100,000           102,500
Husky Energy, Inc., 6.15%, 06/15/2019                               4,000,000         4,224,056
Magellan Midstream Partners LP, 6.45%, 06/01/2014                   3,000,000         3,228,867
Occidental Petroleum Corp., 8.45%, 02/15/2029                       2,150,000         2,856,522
Pennzoil Co., 10.125%, 11/15/2009                                   1,500,000         1,827,843
Plains Exploration & Production Co., 8.75%, 07/01/2012                250,000           282,500
Stone Energy Corp., 8.25%, 12/15/2011                                 210,000           229,950
Sunoco, Inc., 9.00%, 11/01/2024                                       500,000           639,442
                                                                                ---------------
                                                                                     23,127,747
                                                                                ---------------

FINANCIALS  30.5%
Capital Markets  1.1%
Lehman Brothers, Inc., 11.625%, 05/15/2005                            583,000           605,022
Morgan Stanley Co., Inc., 4.75%, 04/01/2014                         4,000,000         3,864,668
                                                                                ---------------
                                                                                      4,469,690
                                                                                ---------------

See Notes to Pro Forma Combining Financial Statements

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2004

                                                                            Diversified Fund                 Vestaur Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Principal                       Principal
                                                                        Amount            Value         Amount           Value
-----------------------------------------------------------------------------------------------------------------------------------

Commercial Banks  3.5%
FBOP Corp., 10.00%, 01/15/2009 144A                                  $   1,000,000   $   1,115,000   $     500,000   $     557,500
First Massachusetts Bank, 7.625%, 06/15/2011                                     0               0       1,000,000       1,162,406
First Empire Capital Trust I, 8.23%, 02/01/2027                          3,600,000       4,005,598               0               0
Independence Community Bank Corp., 3.75%, 04/01/2014                     4,000,000       3,842,404               0               0
Keycorp, FRN, 2.30%, 07/23/2007                                          4,000,000       4,001,956               0               0
                                                                                     -------------                   -------------
                                                                                        12,964,958                       1,719,906
                                                                                     -------------                   -------------
Consumer Finance  7.2%
American General Finance Corp., MTN, 4.00%, 03/15/2011                   4,000,000       3,845,172               0               0
Capital One Financial Corp., 6.25%, 11/15/2013                                   0               0         500,000         531,686
CIT Group, Inc., FRN, 2.49%, 02/15/2007                                  4,000,000       4,002,444               0               0
Citigroup Inc., 5.00%, 09/15/2014 144A                                   4,000,000       3,980,268               0               0
Deluxe Corp., 5.00%, 12/15/2012                                          2,000,000       1,918,802               0               0
Ford Motor Credit Co., 6.50%, 01/25/2007                                 5,000,000       5,205,415               0               0
GMAC, 6.875%, 09/15/2011                                                         0               0         500,000         510,686
Ohio National Financial Services, Inc., 6.35%, 04/01/2013 144A           5,000,000       5,151,915               0               0
Sprint Capital Corp., 6.875%, 11/15/2028                                 4,000,000       4,263,184         500,000         532,898
                                                                                     -------------                   -------------
                                                                                        28,367,200                       1,575,270
                                                                                     -------------                   -------------
Diversified Financial Services  4.3%
Arch Western Finance LLC, 6.75%, 07/01/2013                                200,000         210,500               0               0
ERAC USA Finance Co., 8.00%, 01/15/2011 144A                                     0               0         165,000         193,286
GE Capital Corp., 6.75%, 03/15/2032                                              0               0         500,000         573,315
Household Finance Corp., 7.875%, 03/01/2007                                      0               0         500,000         546,340
Hutchison Whampoa Financial Services, Ltd., 7.45%, 08/01/2017 144A               0               0         500,000         550,650
National Rural Utilities Cooperative Finance, 7.25%, 03/01/2012                  0               0         500,000         573,109
Pemex Project Funding Master Trust, 8.625%, 02/01/2022                   4,000,000       4,570,000         400,000         437,400
Prudential Holdings LLC, Ser. C, 8.70%, 12/18/2023 144A                  5,000,000       6,266,070               0               0
Textron Financial Corp., 3.35%, 04/24/2006                               4,000,000       4,062,196               0               0
                                                                                     -------------                   -------------
                                                                                        15,108,766                       2,874,100
                                                                                     -------------                   -------------
Insurance  4.5%
Assurant, Inc., 6.75%, 02/15/2034                                        4,000,000       4,200,308               0               0
Couche Tard LP, 7.50%, 12/15/2013                                                0               0          50,000          54,500
Crum & Forster Holdings Corp., 10.375%, 06/15/2013                         175,000         194,687         400,000         445,000
Fund American Companies, Inc., 5.875%, 05/15/2013                        4,000,000       4,018,824         500,000         502,353
Montpelier Re Holdings, Ltd, 6.125%, 08/15/2013                                  0               0         500,000         510,414
Monumental Global Funding, 3.90%, 06/15/2009 144A                        4,000,000       3,937,340               0               0
Nationwide Financial Services, Inc., 8.00%, 03/01/2027                           0               0         500,000         551,219
RLI Corp., 5.95%, 01/15/2014                                             4,500,000       4,460,310               0               0
                                                                                     -------------                   -------------
                                                                                        16,811,469                       2,063,486
                                                                                     -------------                   -------------
Real Estate  5.8%
Arden Realty LP, 5.20%, 09/01/2011                                       4,000,000       4,004,588               0               0
CarrAmerica Realty Corp., REIT, 7.125%, 01/15/2012                               0               0         500,000         557,678
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010                         130,000         148,850               0               0
Colonial Realty, Ltd., REIT, 6.25%, 06/15/2014                                   0               0         500,000         514,119
Crescent Real Estate Equities Sr. Note, 9.25%, 04/15/2009                  185,000         203,037               0               0
FelCor Suites LP, 7.625%, 10/01/2007                                       175,000         185,938               0               0
Health Care Property, Inc., REIT, 6.00%, 03/01/2015                      4,000,000       4,110,552       1,000,000       1,027,638
Host Marriott LP, Ser. J, 7.125%, 11/01/2013                               175,000         188,125               0               0
HRPT Properties Trust, REIT, 6.40%, 02/15/2015                                   0               0         500,000         525,878
Kimco Realty Corp., FRN,  2.36%, 08/01/2006                              4,000,000       4,003,260               0               0
LNR Property Corp., 7.625%, 07/15/2013                                     175,000         195,125               0               0
Markel Corp., 7.35%, 08/15/2034                                          4,000,000       4,154,496               0               0
Omega Healthcare Investors, Inc., REIT, 7.00%, 04/01/2014                   35,000          35,875          20,000          20,500
Pan Pacific Retail Properties, Inc., 7.95%, 04/15/2011                   3,250,000       3,708,019               0               0
Thornburg Mortgage, Inc., REIT, 8.00%, 05/15/2013                          175,000         188,563         250,000         269,375
                                                                                     -------------                   -------------
                                                                                        21,126,428                       2,915,188
                                                                                     -------------                   -------------
Thrifts & Mortgage Finance  1.0%
Countrywide Funding Corp., 2.18%, 04/12/2006                             4,000,000       3,997,744               0               0
                                                                                     -------------                   -------------

                                                                      Diversified Fund Pro Forma
--------------------------------------------------------------------------------------------------
                                                                      Principal
                                                                       Amount             Value
--------------------------------------------------------------------------------------------------

Commercial Banks  3.5%
FBOP Corp., 10.00%, 01/15/2009 144A                                  $   1,500,000   $   1,672,500
First Massachusetts Bank, 7.625%, 06/15/2011                             1,000,000       1,162,406
First Empire Capital Trust I, 8.23%, 02/01/2027                          3,600,000       4,005,598
Independence Community Bank Corp., 3.75%, 04/01/2014                     4,000,000       3,842,404
Keycorp, FRN, 2.30%, 07/23/2007                                          4,000,000       4,001,956
                                                                                     -------------
                                                                                        14,684,864
                                                                                     -------------
Consumer Finance  7.2%
American General Finance Corp., MTN, 4.00%, 03/15/2011                   4,000,000       3,845,172
Capital One Financial Corp., 6.25%, 11/15/2013                             500,000         531,686
CIT Group, Inc., FRN, 2.49%, 02/15/2007                                  4,000,000       4,002,444
Citigroup Inc., 5.00%, 09/15/2014 144A                                   4,000,000       3,980,268
Deluxe Corp., 5.00%, 12/15/2012                                          2,000,000       1,918,802
Ford Motor Credit Co., 6.50%, 01/25/2007                                 5,000,000       5,205,415
GMAC, 6.875%, 09/15/2011                                                   500,000         510,686
Ohio National Financial Services, Inc., 6.35%, 04/01/2013 144A           5,000,000       5,151,915
Sprint Capital Corp., 6.875%, 11/15/2028                                 4,500,000       4,796,082
                                                                                     -------------
                                                                                        29,942,470
                                                                                     -------------
Diversified Financial Services  4.3%
Arch Western Finance LLC, 6.75%, 07/01/2013                                200,000         210,500
ERAC USA Finance Co., 8.00%, 01/15/2011 144A                               165,000         193,286
GE Capital Corp., 6.75%, 03/15/2032                                        500,000         573,315
Household Finance Corp., 7.875%, 03/01/2007                                500,000         546,340
Hutchison Whampoa Financial Services, Ltd., 7.45%, 08/01/2017 144A         500,000         550,650
National Rural Utilities Cooperative Finance, 7.25%, 03/01/2012            500,000         573,109
Pemex Project Funding Master Trust, 8.625%, 02/01/2022                   4,400,000       5,007,400
Prudential Holdings LLC, Ser. C, 8.70%, 12/18/2023 144A                  5,000,000       6,266,070
Textron Financial Corp., 3.35%, 04/24/2006                               4,000,000       4,062,196
                                                                                     -------------
                                                                                        17,982,866
                                                                                     -------------
Insurance  4.5%
Assurant, Inc., 6.75%, 02/15/2034                                        4,000,000       4,200,308
Couche Tard LP, 7.50%, 12/15/2013                                           50,000          54,500
Crum & Forster Holdings Corp., 10.375%, 06/15/2013                         575,000         639,687
Fund American Companies, Inc., 5.875%, 05/15/2013                        4,500,000       4,521,177
Montpelier Re Holdings, Ltd, 6.125%, 08/15/2013                            500,000         510,414
Monumental Global Funding, 3.90%, 06/15/2009 144A                        4,000,000       3,937,340
Nationwide Financial Services, Inc., 8.00%, 03/01/2027                     500,000         551,219
RLI Corp., 5.95%, 01/15/2014                                             4,500,000       4,460,310
                                                                                     -------------
                                                                                        18,874,955
                                                                                     -------------
Real Estate  5.8%
Arden Realty LP, 5.20%, 09/01/2011                                       4,000,000       4,004,588
CarrAmerica Realty Corp., REIT, 7.125%, 01/15/2012                         500,000         557,678
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010                         130,000         148,850
Colonial Realty, Ltd., REIT, 6.25%, 06/15/2014                             500,000         514,119
Crescent Real Estate Equities Sr. Note, 9.25%, 04/15/2009                  185,000         203,037
FelCor Suites LP, 7.625%, 10/01/2007                                       175,000         185,938
Health Care Property, Inc., REIT, 6.00%, 03/01/2015                      5,000,000       5,138,190
Host Marriott LP, Ser. J, 7.125%, 11/01/2013                               175,000         188,125
HRPT Properties Trust, REIT, 6.40%, 02/15/2015                             500,000         525,878
Kimco Realty Corp., FRN,  2.36%, 08/01/2006                              4,000,000       4,003,260
LNR Property Corp., 7.625%, 07/15/2013                                     175,000         195,125
Markel Corp., 7.35%, 08/15/2034                                          4,000,000       4,154,496
Omega Healthcare Investors, Inc., REIT, 7.00%, 04/01/2014                   55,000          56,375
Pan Pacific Retail Properties, Inc., 7.95%, 04/15/2011                   3,250,000       3,708,019
Thornburg Mortgage, Inc., REIT, 8.00%, 05/15/2013                          425,000         457,938
                                                                                     -------------
                                                                                        24,041,616
                                                                                     -------------
Thrifts & Mortgage Finance  1.0%
Countrywide Funding Corp., 2.18%, 04/12/2006                             4,000,000       3,997,744
                                                                                     -------------

See Notes to Pro Forma Combining Financial Statements

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2004

                                                                             Diversified Fund                 Vestaur Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Principal                     Principal
                                                                          Amount          Value         Amount          Value
-----------------------------------------------------------------------------------------------------------------------------------

Trust Preferred  3.1%
BankAmerica Capital II, 8.00%, 12/15/2026                              $          0   $          0   $  1,000,000   $  1,083,372
BT Capital Trust, Ser. B, 7.90%, 01/15/2027                                       0              0        271,000        301,912
BT Institutional Capital Trust, Ser. A, 8.09%, 12/01/2026 144A                    0              0      1,000,000      1,116,940
Citicorp Lease Trust, Ser. 1999-1, Class A2, 8.04%, 12/15/2019 144A               0              0        500,000        586,032
Dime Capital Trust I, 9.33%, 05/06/2027                                           0              0        500,000        569,497
Dominion Resources Capital Trust I, 7.83%, 12/01/2027                             0              0        500,000        538,866
First Empire Capital Trust I, 8.23%, 02/01/2027                                   0              0        700,000        778,866
First Tennessee Capital II, Ser. B, 6.30%, 04/15/2034                             0              0        500,000        492,261
Firstar Capital Trust I, Ser. B, 8.32%, 12/15/2026                                0              0        500,000        550,356
Goldman Sachs Capital I, 6.35%, 02/15/2034                                        0              0        600,000        608,718
HSBC American Capital Trust I, 7.81%, 12/15/2026 144A                             0              0      1,000,000      1,079,762
Investors Capital Trust I, Ser. B, 9.77%, 02/01/2027                              0              0        885,000        942,026
Keycorp Capital III, 7.75%, 07/15/2029                                            0              0      1,240,000      1,448,189
MBNA Capital, Ser. A, 8.28%, 12/01/2026                                           0              0      1,750,000      1,908,169
Washington Mutual Capital I, 8.375%, 06/01/2027                                   0              0        850,000        941,443
                                                                                      ------------                  ------------
                                                                                                 0                    12,946,409
                                                                                      ------------                  ------------
HEALTH CARE  2.1%
Health Care Equipment & Supplies  0.9%
Neighborcare Inc Sr. Sub. Note, 6.875%, 11/15/2013                           45,000         47,363              0              0
Unitedhealth Group Inc., 5.00%, 08/15/2014                                3,750,000      3,728,385              0              0
                                                                                      ------------                  ------------
                                                                                         3,775,748                             0
                                                                                      ------------                  ------------
Health Care Providers & Services  1.2%
CIGNA Corp., 8.30%, 01/15/2033                                                    0              0        500,000        606,540
Extendicare Health Services, Inc., 6.875%, 05/01/2014 p                     200,000        206,000              0              0
Extendicare Health Services, Inc., 9.50%, 07/01/2010                              0              0        250,000        281,250
Manor Care, Inc., 6.25%, 05/01/2013                                       3,000,000      3,163,134              0              0
Omnicare, Inc., 6.125%, 06/01/2013                                          125,000        126,562              0              0
Service Corp. International, 7.70%, 04/15/2009                                    0              0        250,000        273,750
Triad Hospitals, Inc., 7.00%, 11/15/2013                                    200,000        206,000        250,000        257,500
                                                                                      ------------                  ------------
                                                                                         3,701,696                     1,419,040
                                                                                      ------------                  ------------
Pharmaceuticals  0.0%
Jean Coutu Group, Inc., 8.50%, 08/01/2014 144A                                    0              0        175,000        178,500
                                                                                      ------------                  ------------
INDUSTRIALS  4.6%
Aerospace & Defense  0.3%
Aviall, Inc., 7.625%, 07/01/2011                                            155,000        167,012              0              0
DRS Technologies, Inc., 6.875%, 11/01/2013                                  200,000        210,000              0              0
Goodrich Corp., 6.80%, 02/01/2018                                                 0              0        250,000        269,534
Lockheed Martin Corp., 8.20%, 12/01/2009                                          0              0        500,000        588,642
                                                                                      ------------                  ------------
                                                                                           377,012                       858,176
                                                                                      ------------                  ------------
Air Freight & Logistics  0.5%
FedEx Corp., 9.65%, 06/15/2012                                                    0              0      1,800,000      2,316,249
                                                                                      ------------                  ------------
Airlines  0.4%
Continental Airlines, Inc., Ser. 2000-2, Class A1, 7.71%, 04/02/2021              0              0        823,780        807,256
Northwest Airlines, Inc., Ser. 1999-2, Class C, 8.30%, 09/01/2010                 0              0        756,855        618,338
Northwest Airlines, Inc., Ser. 2001-1, Class 1C, 7.63%, 04/01/2010                0              0        327,862        262,138
                                                                                      ------------                  ------------
                                                                                                 0                     1,687,732
                                                                                      ------------                  ------------
Commercial Services & Supplies  1.6%
Adesa, Inc., 7.625%, 06/15/2012                                             200,000        211,000              0              0
Allied Waste North America, Inc., 6.50%, 11/15/2010                         200,000        194,000              0              0
Cenveo Corp., 7.875%, 12/01/2013 p                                          200,000        190,000        255,000        242,250
Geo Group, Inc., 8.25%, 07/15/2013                                          200,000        213,000        250,000        266,250
Hines Nurseries, Inc., 10.25%, 10/01/2011                                   190,000        208,525        175,000        192,063
Manitowoc Co., Inc., 7.125%, 11/01/2013                                     200,000        217,000              0              0
Mobile Mini, Inc., 9.50%, 07/01/2013                                              0              0        250,000        291,250
NationsRent West, Inc., 9.50%, 10/15/2010                                   175,000        196,875        250,000        281,250
Oakmont Asset Trust, 4.51%, 12/22/2008 144A                               4,000,000      3,951,704              0              0
                                                                                      ------------                  ------------
                                                                                         5,382,104                     1,273,063
                                                                                      ------------                  ------------

                                                                     Diversified Fund Pro Forma
------------------------------------------------------------------------------------------------
                                                                       Principal
                                                                        Amount           Value
------------------------------------------------------------------------------------------------

Trust Preferred  3.1%
BankAmerica Capital II, 8.00%, 12/15/2026                              $ 1,000,000   $ 1,083,372
BT Capital Trust, Ser. B, 7.90%, 01/15/2027                                271,000       301,912
BT Institutional Capital Trust, Ser. A, 8.09%, 12/01/2026 144A           1,000,000     1,116,940
Citicorp Lease Trust, Ser. 1999-1, Class A2, 8.04%, 12/15/2019 144A        500,000       586,032
Dime Capital Trust I, 9.33%, 05/06/2027                                    500,000       569,497
Dominion Resources Capital Trust I, 7.83%, 12/01/2027                      500,000       538,866
First Empire Capital Trust I, 8.23%, 02/01/2027                            700,000       778,866
First Tennessee Capital II, Ser. B, 6.30%, 04/15/2034                      500,000       492,261
Firstar Capital Trust I, Ser. B, 8.32%, 12/15/2026                         500,000       550,356
Goldman Sachs Capital I, 6.35%, 02/15/2034                                 600,000       608,718
HSBC American Capital Trust I, 7.81%, 12/15/2026 144A                    1,000,000     1,079,762
Investors Capital Trust I, Ser. B, 9.77%, 02/01/2027                       885,000       942,026
Keycorp Capital III, 7.75%, 07/15/2029                                   1,240,000     1,448,189
MBNA Capital, Ser. A, 8.28%, 12/01/2026                                  1,750,000     1,908,169
Washington Mutual Capital I, 8.375%, 06/01/2027                            850,000       941,443
                                                                                     -----------
                                                                                      12,946,409
                                                                                     -----------
HEALTH CARE  2.1%
Health Care Equipment & Supplies  0.9%
Neighborcare Inc Sr. Sub. Note, 6.875%, 11/15/2013                          45,000        47,363
Unitedhealth Group Inc., 5.00%, 08/15/2014                               3,750,000     3,728,385
                                                                                     -----------
                                                                                       3,775,748
                                                                                     -----------
Health Care Providers & Services  1.2%
CIGNA Corp., 8.30%, 01/15/2033                                             500,000       606,540
Extendicare Health Services, Inc., 6.875%, 05/01/2014 p                    200,000       206,000
Extendicare Health Services, Inc., 9.50%, 07/01/2010                       250,000       281,250
Manor Care, Inc., 6.25%, 05/01/2013                                      3,000,000     3,163,134
Omnicare, Inc., 6.125%, 06/01/2013                                         125,000       126,562
Service Corp. International, 7.70%, 04/15/2009                             250,000       273,750
Triad Hospitals, Inc., 7.00%, 11/15/2013                                   450,000       463,500
                                                                                     -----------
                                                                                       5,120,736
                                                                                     -----------
Pharmaceuticals  0.0%
Jean Coutu Group, Inc., 8.50%, 08/01/2014 144A                             175,000       178,500
                                                                                     -----------
INDUSTRIALS  4.6%
Aerospace & Defense  0.3%
Aviall, Inc., 7.625%, 07/01/2011                                           155,000       167,012
DRS Technologies, Inc., 6.875%, 11/01/2013                                 200,000       210,000
Goodrich Corp., 6.80%, 02/01/2018                                          250,000       269,534
Lockheed Martin Corp., 8.20%, 12/01/2009                                   500,000       588,642
                                                                                     -----------
                                                                                       1,235,188
                                                                                     -----------
Air Freight & Logistics  0.5%
FedEx Corp., 9.65%, 06/15/2012                                           1,800,000     2,316,249
                                                                                     -----------
Airlines  0.4%
Continental Airlines, Inc., Ser. 2000-2, Class A1, 7.71%, 04/02/2021       823,780       807,256
Northwest Airlines, Inc., Ser. 1999-2, Class C, 8.30%, 09/01/2010          756,855       618,338
Northwest Airlines, Inc., Ser. 2001-1, Class 1C, 7.63%, 04/01/2010         327,862       262,138
                                                                                     -----------
                                                                                       1,687,732
                                                                                     -----------
Commercial Services & Supplies  1.6%
Adesa, Inc., 7.625%, 06/15/2012                                            200,000       211,000
Allied Waste North America, Inc., 6.50%, 11/15/2010                        200,000       194,000
Cenveo Corp., 7.875%, 12/01/2013 p                                         455,000       432,250
Geo Group, Inc., 8.25%, 07/15/2013                                         450,000       479,250
Hines Nurseries, Inc., 10.25%, 10/01/2011                                  365,000       400,588
Manitowoc Co., Inc., 7.125%, 11/01/2013                                    200,000       217,000
Mobile Mini, Inc., 9.50%, 07/01/2013                                       250,000       291,250
NationsRent West, Inc., 9.50%, 10/15/2010                                  425,000       478,125
Oakmont Asset Trust, 4.51%, 12/22/2008 144A                              4,000,000     3,951,704
                                                                                     -----------
                                                                                       6,655,167
                                                                                     -----------

See Notes to Pro Forma Combining Financial Statements

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2004

                                                              Diversified Fund           Vestaur Fund     Diversified Fund Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Principal                Principal                Principal
                                                             Amount       Value       Amount      Value        Amount      Value
-----------------------------------------------------------------------------------------------------------------------------------

Construction & Engineering  1.0%
Lennar Corp., FRN, 2.66%, 03/19/2009                       $4,000,000   $4,024,028   $      0   $        0   $4,000,000   $4,024,028
                                                           ----------   ----------   --------   ----------   ----------   ----------
Machinery  0.6%
Case New Holland, Inc., 9.25%, 08/01/2011 144A                400,000      445,000    250,000      278,124      650,000      723,124
Cummins, Inc., 9.50%, 12/01/2010                               20,000       22,850     25,000       28,563       45,000       51,413
Navistar International Corp., 7.50%, 06/15/2011                95,000      103,075    110,000      119,350      205,000      222,425
Terex Corp., 7.375%, 01/15/2014                               190,000      204,725    240,000      258,600      430,000      463,325
Toro Co., 7.80%, 06/15/2027                                         0            0    500,000      556,283      500,000      556,283
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A                 200,000      199,000    250,000      248,750      450,000      447,750
                                                           ----------   ----------   --------   ----------   ----------   ----------
                                                                           974,650               1,489,670                 2,464,320
                                                                        ----------              ----------                ----------
Road & Rail  0.1%
Union Pacific Corp., 6.625%, 02/01/2029                             0            0    500,000      538,887      500,000      538,887
                                                           ----------   ----------   --------   ----------   ----------   ----------
Transportation Infrastructure  0.1%
Hornbeck Offshore Services, Inc., 6.125%, 12/01/2014 144A      25,000       24,813          0            0       25,000       24,813
Offshore Logistics, Inc., 6.125%, 06/15/2013                  200,000      206,000          0            0      200,000      206,000
                                                           ----------   ----------   --------   ----------   ----------   ----------
                                                                           230,813                       0                   230,813
                                                                        ----------              ----------                ----------
INFORMATION TECHNOLOGY  1.3%
Electronic Equipment & Instruments  0.1%
Celestica Inc., 7.875%, 07/01/2011                                  0            0    115,000      122,475      115,000      122,475
Da-Lite Screen Co., 9.50%, 05/15/2011                               0            0    250,000      270,000      250,000      270,000
                                                           ----------   ----------   --------   ----------   ----------   ----------
                                                                                 0                 392,475                   392,475
                                                                        ----------              ----------                ----------
IT Services  1.2%
First Data Corp., 3.90%, 10/01/2009 p                       4,000,000    3,961,180          0            0    4,000,000    3,961,180
Iron Mountain, Inc., 6.625%, 01/01/2016                             0            0    250,000      236,875      250,000      236,875
Stratus Technologies, Inc., 10.375%, 12/01/2008               200,000      180,000    250,000      225,000      450,000      405,000
Unisys Corp., 6.875%, 03/15/2010                              200,000      212,500          0            0      200,000      212,500
                                                           ----------   ----------   --------   ----------   ----------   ----------
                                                                         4,353,680                 461,875                 4,815,555
                                                                        ----------              ----------                ----------
MATERIALS  4.6%
Chemicals  0.9%
Airgas, Inc., 9.125%, 10/01/2011                              175,000      196,875          0            0      175,000      196,875
Equistar Chemicals LP, 10.625%, 05/01/2011                    200,000      232,000    400,000      464,000      600,000      696,000
FMC Corp., 10.25%, 11/01/2009                                 175,000      202,125    205,000      236,775      380,000      438,900
Huntsman Advanced Materials LLC, 11.00%, 07/15/2010 144A       38,000       45,315    250,000      298,125      288,000      343,440
Huntsman Advanced Materials LLC, 11.625%, 10/15/2010 144A     175,000      209,125    180,000      215,100      355,000      424,225
Lyondell Chemical Co., 9.50%, 12/15/2008                            0            0    395,000      432,525      395,000      432,525
Lyondell Chemical Co., 10.50%, 06/01/2013                     125,000      148,750    155,000      184,450      280,000      333,200
Millennium America, Inc., 9.25%, 06/15/2008                   200,000      226,500    250,000      283,125      450,000      509,625
Nalco Co., 7.75%, 11/15/2011                                  165,000      178,612          0            0      165,000      178,612
Scotts Co., 6.625%, 11/15/2013                                200,000      212,500          0            0      200,000      212,500
                                                           ----------   ----------   --------   ----------   ----------   ----------
                                                                         1,651,802               2,114,100                 3,765,902
                                                                        ----------              ----------                ----------
Containers & Packaging  0.6%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026 p             175,000      165,375    450,000      425,250      625,000      590,625
Graphic Packaging International, Inc., 8.50%, 08/15/2011      175,000      194,687    200,000      222,500      375,000      417,187
Owens-Brockway Glass Containers, 6.75%, 12/01/2014 144A #      25,000       25,188    250,000      251,875      275,000      277,063
Rock-Tenn Co., 8.20%, 08/15/2011                                    0            0    500,000      586,426      500,000      586,426
Sealed Air Corp., 6.875%, 07/15/2033 144A                           0            0    500,000      527,880      500,000      527,880
Stone Container Corp., 9.75%, 02/01/2011                      100,000      111,000    250,000      277,500      350,000      388,500
                                                           ----------   ----------   --------   ----------   ----------   ----------
                                                                           496,250               2,291,431                 2,787,681
                                                                        ----------              ----------                ----------
Metals & Mining  1.3%
Century Aluminum Co., 7.50%, 08/15/2014 144A                   60,000       63,300     75,000       79,125      135,000      142,425
Foundation Pennsylvania Coal Co., 7.25%, 08/01/2014 144A       80,000       86,000    100,000      107,500      180,000      193,500
Freeport-McMoRan Copper & Gold, Inc., 10.125%, 02/01/2010           0            0    400,000      451,000      400,000      451,000
Peabody Energy Corp., 5.875%, 04/15/2016                       65,000       64,838          0            0       65,000       64,838
Plains All American Pipeline LP, 4.75%, 08/15/2009 144A     4,000,000    4,040,828          0            0    4,000,000    4,040,828
U.S. Steel Corp., 10.75%, 08/01/2008                          114,000      135,090    260,000      308,100      374,000      443,190
                                                           ----------   ----------   --------   ----------   ----------   ----------
                                                                         4,390,056                 945,725                 5,335,781
                                                                        ----------              ----------                ----------

See Notes to Financial Statements

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2004

                                                                              Diversified Fund             Vestaur Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                            Principal                  Principal
                                                                             Amount       Value         Amount        Value
------------------------------------------------------------------------------------------------------------------------------

Paper & Forest Products  1.8%
Abitibi-Consolidated, Inc., 8.55%, 08/01/2010                             $        0   $          0   $1,000,000   $ 1,082,500
Boise Cascade LLC, 7.125%, 10/15/2014 144A                                    25,000         26,250       30,000        31,500
Buckeye Technologies, Inc., 8.50%, 10/01/2013                                200,000        222,000            0             0
Georgia Pacific Corp., 8.125%, 05/15/2011                                    200,000        231,500            0             0
Meadwestvaco Corp., 6.80%, 11/15/2032 p                                    4,400,000      4,684,293            0             0
Neenah Paper, Inc., 7.375%, 11/15/2014 144A                                  200,000        204,000      250,000       255,000
Weyerhaeuser Co., 7.95%, 03/15/2025                                                0              0      547,000       658,870
                                                                                       ------------                -----------
                                                                                          5,368,043                  2,027,870
                                                                                       ------------                -----------
TELECOMMUNICATION SERVICES  7.2%
Diversified Telecommunication Services  2.6%
Bellsouth Corp., 4.75%, 11/15/2012                                         4,000,000      3,972,988            0             0
GTE Corp., 7.90%, 02/01/2027                                                       0              0    1,000,000     1,082,635
Insight Midwest LP, 10.50%, 11/01/2010                                       175,000        192,500      400,000       440,000
New York Telephone Company, 6.70%, 11/01/2023                              4,000,000      4,048,084            0             0
Qwest Corp., 7.875%, 09/01/2011 144A                                         190,000        203,775      225,000       241,312
Telus Corp., 8.00%, 06/01/2011                                                     0              0      500,000       585,878
                                                                                       ------------                -----------
                                                                                          8,417,347                  2,349,825
                                                                                       ------------                -----------
Wireless Telecommunication Services  0.5%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012                                   0              0      800,000       959,113
Intelsat, Ltd., 6.50%, 11/01/2013                                                  0              0      750,000       640,402
Nextel Communications, Inc., 5.95%, 03/15/2014                               200,000        204,500            0             0
Rural Cellular Co., 8.25%, 03/15/2012                                         15,000         15,788       20,000        21,050
                                                                                       ------------                -----------
                                                                                            220,288                  1,620,565
                                                                                       ------------                -----------
Electric Utilities  1.9%
Black Hills Corp., 6.50%, 05/15/2013                                               0              0      500,000       508,758
FirstEnergy Corp., Ser. B, 6.45%, 11/15/2011                               4,000,000      4,304,792            0             0
Niagra Mohawk Power Corp., 9.75%, 11/01/2005                                       0              0    2,494,000     2,647,835
Progress Energy, Inc., 6.85%, 04/15/2012                                           0              0      500,000       553,071
                                                                                       ------------                -----------
                                                                                          4,304,792                  3,709,664
                                                                                       ------------                -----------
Multi-Utilities & Unregulated Power  2.2%
Constellation Energy Group, Inc., 4.55%, 06/15/2015                        4,000,000      3,771,864            0             0
Dominion Resources, Inc., FRN, 2.59%, 05/15/2006                           2,010,000      2,015,186            0             0
NRG Energy, Inc., 8.00%, 12/15/2013 144A                                      75,000         83,250      100,000       111,000
Pacific Gas & Electric Corp., FRN, 2.72%, 04/03/2006                       2,750,000      2,752,370            0             0
Reliant Energy, Inc., 9.50%, 07/15/2013                                      200,000        230,500      250,000       288,125
                                                                                       ------------                -----------
                                                                                          8,853,170                    399,125
                                                                                       ------------                -----------
Total Corporate Bonds (cost $227,928,430, $73,993,003 and
  $ 301,921,433, respectively)                                                          229,854,847                 79,971,484
                                                                                       ------------                -----------
MUNICIPAL OBLIGATIONS  0.1%

HOUSING  0.1%
Virginia HDA RB, Ser. J, 6.75%, 12/01/2021 (cost $0, $538,994
  and $538,994, respectively)                                                      0              0      500,000       528,195
                                                                                       ------------                -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS  0.0%
FHLMC, 6.00%, 01/01/2032                                                      14,727         15,203            0             0
FHLMC, 7.50%, 09/01/2013                                                      60,510         64,238            0             0
FHLMC, 7.50%, 07/01/2014                                                      37,362         39,662            0             0
FHLMC, 7.50%, 10/01/2014                                                      43,899         46,604            0             0
FHLMC, 7.50%, 05/01/2015                                                       1,635          1,736            0             0
                                                                                       ------------                -----------
Total U.S. Government & Agency Obligations (cost $164,456, $0
  and $164,456, respectively)                                                               167,443                          0
                                                                                       ------------                -----------
WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS  0.2%
Residential Accredit Loans, Inc., Ser. 1997-QS3, Class M2, 7.75%,
  04/25/2027 (cost $0, $901,563 and $901,563, respectively)                        0              0      891,258       890,817
                                                                                       ------------                -----------
WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATION  0.3%
Fixed Rate  0.3%
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%,
  07/25/2027 (cost $1,160,559, $0 and $1,160,559, respectively)            1,129,755      1,128,208            0             0
                                                                                       ------------                -----------

                                                                          Diversified Fund Pro Forma
----------------------------------------------------------------------------------------------------
                                                                           Principal
                                                                            Amount          Value
----------------------------------------------------------------------------------------------------

Abitibi-Consolidated, Inc., 8.55%, 08/01/2010                             $ 1,000,000   $  1,082,500
Boise Cascade LLC, 7.125%, 10/15/2014 144A                                     55,000         57,750
Buckeye Technologies, Inc., 8.50%, 10/01/2013                                 200,000        222,000
Georgia Pacific Corp., 8.125%, 05/15/2011                                     200,000        231,500
Meadwestvaco Corp., 6.80%, 11/15/2032 p                                     4,400,000      4,684,293
Neenah Paper, Inc., 7.375%, 11/15/2014 144A                                   450,000        459,000
Weyerhaeuser Co., 7.95%, 03/15/2025                                           547,000        658,870
                                                                                        ------------
                                                                                           7,395,913
                                                                                        ------------
TELECOMMUNICATION SERVICES  7.2%
Diversified Telecommunication Services  2.6%
Bellsouth Corp., 4.75%, 11/15/2012                                          4,000,000      3,972,988
GTE Corp., 7.90%, 02/01/2027                                                1,000,000      1,082,635
Insight Midwest LP, 10.50%, 11/01/2010                                        575,000        632,500
New York Telephone Company, 6.70%, 11/01/2023                               4,000,000      4,048,084
Qwest Corp., 7.875%, 09/01/2011 144A                                          415,000        445,087
Telus Corp., 8.00%, 06/01/2011                                                500,000        585,878
                                                                                        ------------
                                                                                          10,767,172
                                                                                        ------------
Wireless Telecommunication Services  0.5%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012                              800,000        959,113
Intelsat, Ltd., 6.50%, 11/01/2013                                             750,000        640,402
Nextel Communications, Inc., 5.95%, 03/15/2014                                200,000        204,500
Rural Cellular Co., 8.25%, 03/15/2012                                          35,000         36,838
                                                                                        ------------
                                                                                           1,840,853
                                                                                        ------------
Electric Utilities  1.9%
Black Hills Corp., 6.50%, 05/15/2013                                          500,000        508,758
FirstEnergy Corp., Ser. B, 6.45%, 11/15/2011                                4,000,000      4,304,792
Niagra Mohawk Power Corp., 9.75%, 11/01/2005                                2,494,000      2,647,835
Progress Energy, Inc., 6.85%, 04/15/2012                                      500,000        553,071
                                                                                        ------------
                                                                                           8,014,456
                                                                                        ------------
Multi-Utilities & Unregulated Power  2.2%
Constellation Energy Group, Inc., 4.55%, 06/15/2015                         4,000,000      3,771,864
Dominion Resources, Inc., FRN, 2.59%, 05/15/2006                            2,010,000      2,015,186
NRG Energy, Inc., 8.00%, 12/15/2013 144A                                      175,000        194,250
Pacific Gas & Electric Corp., FRN, 2.72%, 04/03/2006                        2,750,000      2,752,370
Reliant Energy, Inc., 9.50%, 07/15/2013                                       450,000        518,625
                                                                                        ------------
                                                                                           9,252,295
                                                                                        ------------
Total Corporate Bonds (cost $227,928,430, $73,993,003 and
  $ 301,921,433, respectively)                                                           309,826,331
                                                                                        ------------
MUNICIPAL OBLIGATIONS  0.1%
HOUSING  0.1%
Virginia HDA RB, Ser. J, 6.75%, 12/01/2021 (cost $0, $538,994
  and $538,994, respectively)                                                 500,000        528,195
                                                                                        ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS  0.0%
FHLMC, 6.00%, 01/01/2032                                                       14,727         15,203
FHLMC, 7.50%, 09/01/2013                                                       60,510         64,238
FHLMC, 7.50%, 07/01/2014                                                       37,362         39,662
FHLMC, 7.50%, 10/01/2014                                                       43,899         46,604
FHLMC, 7.50%, 05/01/2015                                                        1,635          1,736
                                                                                        ------------
Total U.S. Government & Agency Obligations (cost $164,456, $0
  and $164,456, respectively)                                                                167,443
                                                                                        ------------
WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS  0.2%
Residential Accredit Loans, Inc., Ser. 1997-QS3, Class M2, 7.75%,
  04/25/2027 (cost $0, $901,563 and $901,563, respectively)                   891,258        890,817
                                                                                        ------------

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATION  0.3%
Fixed Rate  0.3%
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%,
  07/25/2027 (cost $1,160,559, $0 and $1,160,559, respectively)             1,129,755      1,128,208
                                                                                        ------------

See Notes to Pro Forma Combining Financial Statements

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2004

                                                                      Diversified Fund                 Vestaur Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                 Principal                      Principal
                                                                  Amount          Value          Amount           Value
------------------------------------------------------------------------------------------------------------------------------

YANKEE OBLIGATIONS - CORPORATE  15.5%
CONSUMER DISCRECTIONARY  0.0%
Media  0.0%
Rogers Cable, Inc., 6.75%, 03/15/2015 144A                     $           0   $           0   $     125,000   $     127,500
                                                                               -------------                   -------------
CONSUMER STAPLES  2.4%
Beverages  2.4%
Companhia Brasileira de Bebidas, 8.75%, 09/15/2013                 4,000,000       4,575,000               0               0
Companhia Brasileira de Bebidas, 10.50%, 12/15/2011                        0               0         750,000         930,000
SABMiller plc, 6.625%, 08/15/2033 144A                             4,000,000       4,419,220               0               0
                                                                               -------------                   -------------
                                                                                   8,994,220                         930,000
                                                                               -------------                   -------------
ENERGY  0.9%
Oil & Gas  0.9%
Petrobas International Finance, Co., 8.375%, 12/10/2018            3,000,000       3,142,500               0               0
Petroleos Mexicanos, 9.25%, 03/30/2018                                     0               0         600,000         729,000
                                                                               -------------                   -------------
                                                                                   3,142,500                         729,000
                                                                                -------------                   -------------
FINANCIALS  7.8%
Commercial Banks  3.2%
Banco Bradesco SA, 8.75%, 10/24/2013                                       0               0         750,000         810,000
Barclays Bank Plc, 8.55%, 09/29/2049 144A                          4,000,000       4,837,108               0               0
Royal Bank of Scotland, 2.06%, 12/29/2049                          4,000,000       3,521,864               0               0
Standard Chartered plc, 2.375%, 07/29/2049                         5,000,000       3,957,395               0               0
                                                                               -------------                   -------------
                                                                                  12,316,367                         810,000
                                                                               -------------                   -------------
Consumer Finance  0.9%
HSBC Capital Funding LP, 4.61%, 12/29/2049 144A                    4,000,000       3,840,372

Diversified Financials  0.7%
Trapeza Cdo, LLC, 3.63%, 01/25/2035 144A                           3,000,000       2,999,531               0               0
                                                                               -------------                   -------------
Insurance  3.0%
Axis Cap Hldgs Ltd, 5.75%, 12/01/2014                              4,000,000       3,972,416               0               0
Montpelier Re Holdings, Ltd, 6.125%, 08/15/2013                    4,500,000       4,593,726               0               0
Xl Cap Ltd, 6.375%, 11/15/2024                                     4,000,000       4,017,740               0               0
                                                                               -------------                   -------------
                                                                                  12,583,882                               0
                                                                               -------------                   -------------
HEALTH CARE  0.0%
Pharmaceuticals  0.0%
Jean Coutu Group, Inc., 8.50%, 08/01/2014  144A p                    150,000         153,000               0               0
                                                                               -------------                   -------------
INDUSTRIALS  0.3%
Industrial Conglomerates  0.3%
Tyco International Group SA 6.375%, 10/15/2011                             0               0         500,000         550,649
Tyco International Group SA 7.00%, 06/15/2028                              0               0         500,000         566,361
                                                                               -------------                   -------------
                                                                                           0                       1,117,010
                                                                               -------------                   -------------
INFORMATION TECHNOLOGY  0.0%
Electronic Equipment & Instruments  0.0%
Celestica, Inc., 7.875%, 07/01/2011                                   95,000         101,175               0               0
                                                                               -------------                   -------------
MATERIALS  0.0%
Container Packaging  0.0%
Norampac, Inc., 6.75%, 06/01/2013                                    200,000         210,000               0               0
                                                                               -------------                   -------------
Paper & Forest Products  0.0%
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013 144A          20,000          21,500          25,000          26,875
                                                                               -------------                   -------------
TELECOMMUNICATION SERVICES  3.1%
Diversified Telecommunication Services  2.7%
British Telecommunications plc, 8.375%, 12/15/2010                         0               0         750,000         894,233
France Telecom SA, 9.25%, 03/01/2031                                       0               0       1,000,000       1,324,102
Telecom Italia SpA, 4.00%, 01/15/2010 144A                         5,000,000       4,869,510               0               0
Telefonos De Mexico SA, 4.50%, 11/19/2008                          4,000,000       4,027,212               0               0
                                                                               -------------                   -------------
                                                                                   8,896,722                       2,218,335
                                                                               -------------                   -------------

                                                                 Diversified Fund Pro Forma
--------------------------------------------------------------------------------------------
                                                                  Principal
                                                                   Amount          Value
--------------------------------------------------------------------------------------------

YANKEE OBLIGATIONS - CORPORATE  15.5%
CONSUMER DISCRECTIONARY  0.0%
Media  0.0%
Rogers Cable, Inc., 6.75%, 03/15/2015 144A                     $     125,000   $     127,500
                                                                               -------------
CONSUMER STAPLES  2.4%
Beverages  2.4%
Companhia Brasileira de Bebidas, 8.75%, 09/15/2013                 4,000,000       4,575,000
Companhia Brasileira de Bebidas, 10.50%, 12/15/2011                  750,000         930,000
SABMiller plc, 6.625%, 08/15/2033 144A                             4,000,000       4,419,220
                                                                               -------------
                                                                                   9,924,220
                                                                               -------------
ENERGY  0.9%
Oil & Gas  0.9%
Petrobas International Finance, Co., 8.375%, 12/10/2018            3,000,000       3,142,500
Petroleos Mexicanos, 9.25%, 03/30/2018                               600,000         729,000
                                                                               -------------
                                                                                   3,871,500
                                                                               -------------
FINANCIALS  7.8%
Commercial Banks  3.2%
Banco Bradesco SA, 8.75%, 10/24/2013                                 750,000         810,000
Barclays Bank Plc, 8.55%, 09/29/2049 144A                          4,000,000       4,837,108
Royal Bank of Scotland, 2.06%, 12/29/2049                          4,000,000       3,521,864
Standard Chartered plc, 2.375%, 07/29/2049                         5,000,000       3,957,395
                                                                               -------------
                                                                                  13,126,367
                                                                               -------------
Consumer Finance  0.9%
HSBC Capital Funding LP, 4.61%, 12/29/2049 144A                    4,000,000       3,840,372

                                                                               -------------
Diversified Financials  0.7%
Trapeza Cdo, LLC, 3.63%, 01/25/2035 144A                           3,000,000       2,999,531
                                                                               -------------
Insurance  3.0%
Axis Cap Hldgs Ltd, 5.75%, 12/01/2014                              4,000,000       3,972,416
Montpelier Re Holdings, Ltd, 6.125%, 08/15/2013                    4,500,000       4,593,726
Xl Cap Ltd, 6.375%, 11/15/2024                                     4,000,000       4,017,740
                                                                               -------------
                                                                                  12,583,882
                                                                               -------------
HEALTH CARE  0.0%
Pharmaceuticals  0.0%
Jean Coutu Group, Inc., 8.50%, 08/01/2014  144A p                    150,000         153,000
                                                                               -------------
INDUSTRIALS  0.3%
Industrial Conglomerates  0.3%
Tyco International Group SA 6.375%, 10/15/2011                       500,000         550,649
Tyco International Group SA 7.00%, 06/15/2028                        500,000         566,361
                                                                               -------------
                                                                                   1,117,010
                                                                               -------------
INFORMATION TECHNOLOGY  0.0%
Electronic Equipment & Instruments  0.0%
Celestica, Inc., 7.875%, 07/01/2011                                   95,000         101,175
                                                                               -------------
MATERIALS  0.0%
Container Packaging  0.0%
Norampac, Inc., 6.75%, 06/01/2013                                    200,000         210,000
                                                                               -------------
Paper & Forest Products  0.0%
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013 144A          45,000          48,375
                                                                               -------------
TELECOMMUNICATION SERVICES  3.1%
Diversified Telecommunication Services  2.7%
British Telecommunications plc, 8.375%, 12/15/2010                   750,000         894,233
France Telecom SA, 9.25%, 03/01/2031                               1,000,000       1,324,102
Telecom Italia SpA, 4.00%, 01/15/2010 144A                         5,000,000       4,869,510
Telefonos De Mexico SA, 4.50%, 11/19/2008                          4,000,000       4,027,212
                                                                               -------------
                                                                                  11,115,057
                                                                               -------------

See Notes to Pro Forma Combining Financial Statements

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2004

                                                                            Diversified Fund                 Vestaur Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal                       Principal
                                                                         Amount          Value           Amount           Value
---------------------------------------------------------------------------------------------------------------------------------

Wireless Telecommunication Services  0.4%
Rogers Cantel, Inc., 9.75%, 06/01/2016                                 $   200,000    $     236,500     $  250,000    $   295,625
Rogers Wireless, Inc., 6.375%, 03/01/2014                                  175,000          171,500              0              0
Vodafone Group plc, 7.75%, 02/15/2010                                            0                0        700,000        810,443
                                                                                      -------------                   -----------
                                                                                            408,000                     1,106,068
                                                                                      -------------                   -----------
UTILITIES  1.0%
Electric Utilities  1.0%
Transalta Corp, 5.75%, 12/15/2013 p                                      4,000,000        4,086,908              0              0
                                                                                      -------------                   -----------
Total Yankee Obligations-Corporate (cost $56,991,011, $6,203,177
  and $63,194,188, respectively)                                                         57,754,177                     7,064,788
                                                                                      -------------                   -----------
---------------------------------------------------------------------------------------------------------------------------------
                                                                         Shares           Value           Shares         Value
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  1.1%
FINANCIALS
Diversified Financial Services  0.9%
Zurich Regcaps Funding Trust V 144A                                          4,000        3,765,000              0              0

Diversified Telecommunication Services  0.2%
Centaur Funding Corp., 9.08%, 04/21/2020 144A                                    0                0            500        645,938
                                                                                      -------------                   -----------
Total Preferred Stocks (cost $3,762,908, $625,025 and
  $4,387,933, respectively)                                                               3,765,000                       645,938
                                                                                      -------------                   -----------
MUTUAL FUND SHARES  0.9%
PIMCO High Income Fund p  (cost $3,831,373, $0, and
  $3,831,373, respectively)                                                257,000        3,813,880              0              0
                                                                                      -------------                   -----------
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal                       Principal
                                                                         Amount          Value           Amount           Value
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.9%
REPURCHASE AGREEMENT  0.6%
State Street Corp., 1.88%, dated 11/30/2004, due 12/01/2004, maturity value $2,494,323 (cost $0, $2,494,193 and
  $2,494,193, respectively) *                                                    0                0      2,494,193      2,494,193
                                                                                                                      -----------

U.S. TREASURY OBLIGATION  0.2%
U.S. Treasury Bills, 2.03%, 02/10/2005 + |f|  (cost $996,006, $0
  and $996,006, respectively)                                            1,000,000          996,006              0              0
---------------------------------------------------------------------------------------------------------------------------------
                                                                         Shares           Value           Shares         Value
---------------------------------------------------------------------------------------------------------------------------------
MUTUAL FUND SHARES  3.1%
Evergreen Institutional Money Market Fund |o|                            1,613,136        1,613,136              0              0
Navigator Prime Portfolio pp                                            11,320,278       11,320,278              0              0
                                                                                      -------------                   -----------
Total Mutual Fund Shares (cost $12,933,414, $0 and
  12,933,414, respectively)                                                              12,933,414                             0
                                                                                      -------------                   -----------
Total Short-Term Investments (cost $13,929,420, $2,494,193
  and $16,423,613, respectively)                                                         13,929,420                     2,494,193
                                                                                      -------------                   -----------
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $325,013,528, $88,974,113 and $413,987,641,
  respectively) 101.7%                                                                  327,789,061                    95,931,571
Other Assets and Liabilities (1.7%)                                                      (8,383,253)                    1,302,985
                                                                                      -------------                   -----------
Net Assets 100.0%                                                                     $ 319,405,808                   $97,234,556
                                                                                      =============                   ===========

                                                                       Diversified Fund Pro Forma
---------------------------------------------------------------------------------------------------
                                                                        Principal
                                                                         Amount          Value
---------------------------------------------------------------------------------------------------

Wireless Telecommunication Services  0.4%
Rogers Cantel, Inc., 9.75%, 06/01/2016                                 $   450,000    $     532,125
Rogers Wireless, Inc., 6.375%, 03/01/2014                                  175,000          171,500
Vodafone Group plc, 7.75%, 02/15/2010                                      700,000          810,443
                                                                                      -------------
                                                                                          1,514,068
                                                                                      -------------
UTILITIES  1.0%
Electric Utilities  1.0%
Transalta Corp, 5.75%, 12/15/2013 p                                      4,000,000        4,086,908
                                                                                      -------------
Total Yankee Obligations-Corporate (cost $56,991,011, $6,203,177
  and $63,194,188, respectively)                                                         64,818,965
                                                                                      -------------

---------------------------------------------------------------------------------------------------
                                                                         Shares            Value
---------------------------------------------------------------------------------------------------
PREFERRED STOCKS  1.1%
FINANCIALS
Diversified Financial Services  0.9%
Zurich Regcaps Funding Trust V 144A                                          4,000        3,765,000

Diversified Telecommunication Services  0.2%
Centaur Funding Corp., 9.08%, 04/21/2020 144A                                  500          645,938
                                                                                      -------------
Total Preferred Stocks (cost $3,762,908, $625,025 and
  $4,387,933, respectively)                                                               4,410,938
                                                                                      -------------
MUTUAL FUND SHARES  0.9%
PIMCO High Income Fund p  (cost $3,831,373, $0, and
  $3,831,373, respectively)                                                257,000        3,813,880
                                                                                      -------------

---------------------------------------------------------------------------------------------------
                                                                        Principal
                                                                         Amount          Value
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.9%
REPURCHASE AGREEMENT  0.6%
State Street Corp., 1.88%, dated 11/30/2004, due 12/01/2004, maturity value $2,494,323 (cost $0, $2,494,193 and
  $2,494,193, respectively) *                                            2,494,193        2,494,193
                                                                                      -------------
U.S. TREASURY OBLIGATION  0.2%
U.S. Treasury Bills, 2.03%, 02/10/2005 + |f|  (cost $996,006, $0
  and $996,006, respectively)                                            1,000,000          996,006
                                                                                      -------------

---------------------------------------------------------------------------------------------------
                                                                         Shares            Value
---------------------------------------------------------------------------------------------------
MUTUAL FUND SHARES  3.1%
Evergreen Institutional Money Market Fund |o|                            1,613,136        1,613,136
Navigator Prime Portfolio pp                                            11,320,278       11,320,278
                                                                                      -------------
Total Mutual Fund Shares (cost $12,933,414, $0 and
  12,933,414, respectively)                                                              12,933,414
                                                                                      -------------
Total Short-Term Investments (cost $13,929,420, $2,494,193
  and $16,423,613, respectively)                                                         16,423,613
                                                                                      -------------
Total Investments (cost $325,013,528, $88,974,113 and $413,987,641,
  respectively) 101.7%                                                                  423,720,632
Other Assets and Liabilities (1.7%)                                                      (7,080,268)
                                                                                      -------------
Net Assets 100.0%                                                                     $ 416,640,364
                                                                                      =============

144A  Security that may be sold to qualified institutional buyers under Rule
      144A of the Securities Act of 1933, as amended. This security has been determined to be illiquid under guidelines established by the Board of
      Trustees.
##    All or a portion of this security has been segregated for when-issued or delayed delivery securities.
#     When-issued or delayed delivery security.
p     All or a portion of this security is on loan.
*     The repurchase agreement is fully collateralized by $2,585,000 FNMA,
      1.75%, 03/30/2006; value including accrued interest is $2,557,795.
+     Rate shown represents the yield to maturity at the date of purchase.
|f|   All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
|o|   Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
pp    Represents investment of cash collateral received from securities on loan.

Summary of abbreviations
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GNMA   Government National Mortgage Association
HDA    Housing Development Authority
RB     Revenue Bond
REIT   Real Estate Investment Trust

At November 30, 2004, Diversified Fund had open short futures contracts outstanding as follows:

                                                            Initial Contract           Value at
  Expiration                   Contracts                         Amount            November 30, 2004      Unrealized Gain
--------------------------------------------------------------------------------------------------------------------------

 December 2004       150 U.S. Treasury 10 Year Notes          $ 16,835,156           $ 16,951,593           $ 116,437
 December 2004       198 U.S. Treasury 10 Year Notes            22,312,125             22,555,541             243,416
 December 2004        52 U.S. Treasury 10 Year Notes             5,860,563              5,925,303              64,740

At November 30, 2004, Diversified Fund had open long futures contracts outstanding as follows:

                                                            Initial Contract           Value at
  Expiration                   Contracts                         Amount            November 30, 2004      Unrealized Loss
--------------------------------------------------------------------------------------------------------------------------

 March 2005           50 U.S. Treasury Bond                   $  5,630,859           $  5,506,000           $ 124,859

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
November 30, 2004

                                                                                                                 Diversified Fund
                                                             Diversified Fund   Vestaur Fund    Adjustments         Pro Forma
---------------------------------------------------------------------------------------------------------------------------------

Assets
Investments in securities, at value
  (cost $325,013,528, $88,974,113 and $413,987,641,
  respectively) including $11,053,001, $0 and $11,053,001,
  respectively, of securities loaned                           $ 327,789,061    $ 95,931,571                       $ 423,720,632
Cash                                                                       0          11,351                              11,351
Receivables for securities sold                                      194,491               0                             194,491
Receivable for Fund shares sold                                       38,497               0                              38,497
Principal paydown receivable                                               0          56,061                              56,061
Interest and dividends receivable                                  4,196,060       1,966,701                           6,162,761
Receivable for securities lending income                                 676               0                                 676
Prepaid expenses and other assets                                    137,659             867                             138,526
---------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                332,356,444      97,966,551                         430,322,995
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
Dividends payable                                                  1,141,416               0                           1,141,416
Payable for securities purchased                                     317,397         589,022                             906,419
Payable for Fund shares redeemed                                      87,920               0                              87,920
Payable for securities on loan                                    11,320,278               0                          11,320,278
Payable for daily variation margin on open futures contracts          20,313               0                              20,313
Advisory fee payable                                                       0          51,728                              51,728
Accrued expenses and other liabilities                                63,312          91,245                             154,557
---------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                            12,950,636         731,995                          13,682,631
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                     $ 319,405,808    $ 97,234,556                       $ 416,640,364
=================================================================================================================================

Net assets represented by
Paid-in capital                                                $ 365,451,387    $ 99,143,054                       $ 464,594,441
Undistributed (overdistributed) net investment income               (379,707)              0                            (379,707)
Accumulated net realized losses on securities, futures
  contracts and foreign currency related transactions            (48,741,139)     (8,865,956)                        (57,607,095)
Net unrealized gains on securities, futures contracts and
  foreign currency related transactions                            3,075,267       6,957,458                          10,032,725
---------------------------------------------------------------------------------------------------------------------------------
Total net assets                                               $ 319,405,808    $ 97,234,556                       $ 416,640,364
=================================================================================================================================

Class A
Net assets                                                     $ 258,553,058                                       $ 258,553,058
Shares of beneficial interest outstanding                         17,368,774                                          17,368,774
Net asset value                                                $       14.89                                       $       14.89
Maximum offering price (based on sales charge of 4.75%,
  and 4.75%, respectively)                                     $       15.63                                       $       15.63

Class B
Net assets                                                     $  24,247,748                                        $ 24,247,748
Shares of beneficial interest outstanding                          1,628,881                                           1,628,881
Net asset value                                                $       14.89                                       $       14.89

Class C
Net assets                                                     $  33,908,267                                       $  33,908,267
Shares of beneficial interest outstanding                          2,277,875                                           2,277,875
Net asset value                                                $       14.89                                       $       14.89

Class I
Net assets                                                     $   2,696,735                    97,234,556 (a)     $  99,931,291
Shares of beneficial interest outstanding                            181,157                     6,531,860 (b)         6,713,017
Net asset value                                                $       14.89                                       $       14.89

Vestaur Fund
Net assets                                                                      $ 97,234,556   (97,234,566)(a)
Shares of beneficial interest outstanding                                          6,932,054    (6,932,054)(b)
Net asset value                                                                 $      14.03

(a)   Reflects the merger of Vestaur Fund assets into Class I of Diversified
      Fund
(b)   Reflects the impact of converting shares of Vestaur Fund into Class I shares of Diversified Fund

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended November 30, 2004

                                                                                                                 Diversified Fund
                                                              Diversified Fund   Vestaur Fund    Adjustments        Pro Forma
--------------------------------------------------------------------------------------------------------------------------------

Investment income
Interest                                                          $ 18,302,823    $ 6,783,187              0       $ 25,086,010
Dividends                                                              636,907         58,035              0            694,942
--------------------------------------------------------------------------------------------------------------------------------
Total investment income                                             18,939,730      6,841,222              0         25,780,952
--------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                         1,517,109        656,663       (280,150)(a)      1,893,622
Distribution Plan expenses
  Class A                                                              828,665              0                           828,665
  Class B                                                              260,284              0                           260,284
  Class C                                                              384,628              0                           384,628
Administrative services fee                                            343,117              0         97,149 (b)        440,266
Transfer agent fees                                                    695,137              0        146,025 (c)        841,162
Trustees' fees and expenses                                              4,725         82,406        (80,970)(d)          6,161
Printing and postage expenses                                           48,444         55,086        (55,086)(e)         48,444
Custodian and accounting fees                                          103,082         24,336                           127,418
Registration and filing fees                                            27,161              0                            27,161
Professional fees                                                       23,705         49,886        (22,500)(e)         51,091
Other                                                                   22,282         75,367        (75,367)(f)         22,282
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                       4,258,339        943,744       (270,899)         4,931,184
Less: Expense reductions                                                (5,449)          (884)                           (6,333)
      Fee waivers and expense reimbursements                          (238,665)       (28,638)      (242,030)(g)       (509,333)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                         4,014,225        914,222       (512,929)         4,415,518
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               14,925,505      5,927,000        512,929         21,365,434

Net realized and unrealized gains or losses on securities,
futures contracts and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                        3,303,127        650,032                         3,953,159
   Futures contracts                                                (4,646,067)             0                        (4,646,067)
   Foreign currency related transactions                                77,170              0                            77,170
--------------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities, futures contracts
  and foreign currency related transactions                         (1,265,770)       650,032              0           (615,738)
Net change in unrealized gains or losses on securities, futures
   contracts and foreign currency related transactions              (1,279,031)      (519,723)                       (1,798,754)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities,
  futures contracts and foreign currency related transactions       (2,544,801)       130,309              0         (2,414,492)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $ 12,380,704    $ 6,057,309    $   512,929       $ 18,950,942
================================================================================================================================

(a)   Reflects a decrease based on the combined asset level of the surviving fund and the impact of the Board approved advisory fee rate reductions for the full twelve month period.
(b)   Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined fund.
(c)   Reflects an increase due to an increase in shareholder accounts in the surviving fund.
(d)   Reflects a decrease due to the elimination of the Vestaur Fund's Board of
      Trustees fees and the combined asset level of the surviving fund.
(e)   Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(f)   Reflects the elimination of fees incurred by the Vestaur Fund.
(g)   Reflects an adjustment for fee waivers necessary for the surviving fund.

Evergreen Diversified Bond Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)

1.    Basis of Combination

      The Pro Forma Combining Statement of Assets and Liabilities, including the
      Pro Forma Schedule of Investments and the related Pro Forma Combining
      Statement of Operations ("Pro Forma Statements"), reflect the accounts of
      Evergreen Diversified Bond Fund ("Diversified Fund") and Vestaur
      Securities Fund ("Vestaur Fund") at November 30, 2004 and for the period then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of
      Reorganization (the "Reorganization") to be submitted to shareholders of
      Vestaur Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Vestaur Fund by Diversified Fund, in exchange for Class I shares of Diversified Fund. Thereafter, there will be a distribution of Class I shares of Diversified Fund to the shareholders of Vestaur Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Vestaur
      Fund will become the owners of that number of full and fractional Class I shares of Diversified Fund having an aggregate net asset value equal to the aggregate net asset value of their shares in Vestaur Fund as of the close of business immediately prior to the date that Vestaur Fund shares are exchanged for Class I shares of Diversified Fund. As a result of the
      Reorganization, the accounting and performance history of Vestaur Fund will be carried forward.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

      The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Vestaur Fund in connection with the Reorganization (including the cost of any proxy soliciting agents)
      will be borne by Evergreen Investment Management Company, LLC. It is not
      anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Diversified Fund. As of November 30, 2004, securities held by
      Vestaur Fund would comply with the compliance guidelines and investment restrictions of Diversified Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the
      Statement of Additional Information.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements.
      The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from their estimates.

      a.    Valuation of investments

            Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.
            Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

            Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

            Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

            Investments in other mutual funds are valued at net asset value.
            Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the
            Board of Trustees.

      b.    Repurchase agreements

            Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

      c.    Futures contracts

            In order to gain exposure to or protect against changes in security values, the Diversified Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

            Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and
            Liabilities as an asset or liability and in the Statement of
            Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

      d.    Securities lending

            Diversified Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

      e.    Federal taxes

            The Funds qualified as regulated investment companies and
            distributes all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

            Diversified Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3.    Shares of Beneficial Interest

      The Pro Forma net asset values per share assume the issuance of Class I shares of Diversified Fund which would have been issued at November 30,
      2004 in connection with the proposed Reorganization. Shareholders of
      Vestaur Fund would receive Class I shares of Diversified Fund based on a conversion ratio determined on November 30, 2004. The conversion ratio is calculated by dividing the net asset value per share of Vestaur Fund by the net asset value per share of Class I shares of Diversified Fund. The
      Pro Forma shares of beneficial interest outstanding assume the issuance of
      6,531,860 Class I shares of Diversified Fund resulting in 27,988,547 shares outstanding after the Reorganization.

4.    Pro Forma Operations

      The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of
      Diversified Fund for the twelve months ended November 30, 2004 and to the average net assets of Vestaur Fund for the twelve months ended November
      30, 2004. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to http://www.EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to http://www.EvergreenInvestments.com within approximately 15 calendar days after the month end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

No other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except for dissemination (i) required by law, (ii) to external subadvisers with respect to the Fund it advises, or (iii) to institutional investment consultants or mutual fund analytical firms (such as Morningstar and Lipper) and, in such cases, only where there are signed confidentiality agreements in place that are approved through Evergreen’s legal division. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients. These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients. In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors. The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities. Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy. The Fund’s Board had reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy. The chief compliance officer reports directly to the Board.

4

APPENDIX A

A-1

EVERGREEN FIXED INCOME TRUST

EVERGREEN SELECT FIXED INCOME TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

EVERGREEN INTERMEDIATE AND

LONG TERM BOND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2004

Evergreen Core Bond Fund (“Core Bond Fund”)

Evergreen Diversified Bond Fund (“Diversified Bond Fund”)

Evergreen High Yield Bond Fund (“High Yield Fund”)

Evergreen Select High Yield Bond Fund (“Select High Yield Bond Fund”)

Evergreen Strategic Income Fund (“Strategic Income Fund”)

Evergreen U.S. Government Fund (“U.S. Government Fund”)

(Each a “Fund,” together, the “Funds”)

Each Fund is a series of an open-end management investment company known as either
Evergreen Fixed Income Trust or Evergreen Select Fixed Income Trust

(each a “Trust,” together the “Trusts”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated September 1, 2004, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three prospectuses – one offering Class A, Class B, Class C shares of each Fund except Select High Yield Bond Fund and Class I shares of each Fund, one offering Class IS shares of Core Bond Fund and Select High Yield Bond Fund and one offering Class R shares of Core Bond Fund. You may obtain a prospectus without a charge by calling 1.800.343.2898 or by downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information about the Funds described in the prospectus that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to the Funds’ Annual Reports dated April 30, 2004. You may obtain a copy of the Annual Reports without charge by calling 1.800.343.2898 or downloading them off our website at EvergreenInvestments.com.

TABLE OF CONTENTS

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-3

EXPENSES..................................................................................................................................... 1-6

PERFORMANCE............................................................................................................................. 1-9

COMPUTATION OF CLASS A OFFERING PRICE............................................................................. 1-12

SERVICE PROVIDERS................................................................................................................... 1-12

FINANCIAL STATEMENTS.............................................................................................................. 1-14

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................ .2-17

SALES CHARGE WAIVERS AND REDUCTIONS.............................................................................. 2-20

PRICING OF SHARES.................................................................................................................. ..2-22

PERFORMANCE CALCULATIONS.................................................................................................. 2-23

PRINCIPAL UNDERWRITER........................................................................................................... 2-24

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-25

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS............................................... 2-28

TAX INFORMATION........................................................................................................................ 2-30

BROKERAGE................................................................................................................................ 2-32

ORGANIZATION............................................................................................................................. 2-33

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-34

MANAGEMENT OF THE TRUST...................................................................................................... 2-36

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-38

ADDITIONAL INFORMATION........................................................................................................... 2-48

PROXY VOTING POLICY AND PROCEDURES...................................................................... Appendix A

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund are each a diversified series of Evergreen Fixed Income Trust. Evergreen Core Bond Fund and Evergreen Select High Yield Bond Fund are each a diversified series of Evergreen Select Fixed Income Trust.  A copy of each Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the “1940 Act”).  Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.         Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversified Funds:

            To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase.  These limitations do not apply to (1) the Funds’ assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities and (3) shares of other investment companies.

2.         Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.         Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.         Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value.  Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

5.         Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.         Real Estate

Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.         Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.         Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).  Evergreen’s Interfund Lending Program was implemented after July 24, 2002

OTHER SECURITIES AND PRACTICES

For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”  Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses.  The list below applies to all Funds unless otherwise noted.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Dollar Roll Transactions (applicable to Core

    Bond Fund, Diversified Bond Fund, High Yield Fund and U.S.

   Government Fund)

Covered Dollar Rolls (applicable to Core Bond

   Fund, Diversified Bond Fund, High Yield Fund and U.S. Government

   Fund)

Convertible Securities (applicable to Core

    Bond Fund, Diversified Bond Fund and Select High Yield Bond

    Fund)

Preferred Stocks (applicable to Diversified Bond Fund)

Swaps, Caps, Floors and Collars (applicable

    to Core Bond Fund, Diversified Bond Fund and Select High Yield

     Bond Fund)

Options and Futures Strategies

Foreign Securities (applicable to Diversified Bond Fund, High Yield

   Fund, Select High Yield Bond Fund and

   Strategic Income Fund)

Foreign Currency Transactions (applicable

   to Diversified Bond Fund, High Yield Fund, Select High Yield Bond

   Fund and Strategic Income Fund)

Premium Securities

High Yield, High Risk Bonds (applicable to

    Diversified Bond Fund, High Yield Fund and Select High Yield Bond Fund

    and Strategic Income Fund)

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales

Obligations of Foreign Branches of U.S. Banks

    (applicable to Diversified Bond Fund and

    High Yield Fund)

Zero Coupon “Stripped” Bonds

Mortgage-Backed or Asset-Backed Securities

Limited Partnerships (applicable to

    Diversified Bond Fund, High Yield Fund and

    Strategic Income Fund)

Master Demand Notes

Brady Bonds

Payment in Kind Securities

Variable or Floating Rate Securities

Securities Lending

PRINCIPAL HOLDERS OF FUND SHARES

            As of August 2, 2004, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

Set forth below is information with respect to each person who, to each Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of August 2, 2004.

Core Bond Fund Class A
Charles Schwab & Co Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St Attn: Mutual FD San Francisco CA 94101-4122	14.84%
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	13.41%
MLPF&S For Sole Benefit Of its Customers Attn: Fund Administration #975Jo 4800 deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	5.36%
Core Bond Fund Class B
None
Core Bond Fund Class C
MLPF&S For Sole Benefit Of its Customers Att: Fund Administration #975J0 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	19.24%
Core Bond Fund Class I
Wachovia Bank Cash Acct Attn Trust Oper Fd Grp 401 S Tyron St 3rd Fl CMG 1151 Charlotte NC 28202-1934	54.42%
Wachovia Bank Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	17.98%
Wachovia Bank Cash/Reinvest Acct NC Attn Trust Oper FD Grp 401 S Tryon St 3rd Fl CMG 1151 Charlotte NC 28202-1934	9.90%
Core Bond Fund Class IS
Oklahoma Public Employees Retire System- Board of Trustees Sooner Savings Plan 457 C/o Great West 8515 E Orchard Rd 2T2 Englewood Co 80111-5002	20.26^
Core Bond Fund Class R
MLPF&S For the Sole Benefit of its Customers Attn: Fund Admin #977N4 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	100.00%
Diversified Bond Fund Class A
MLPF&S For the Sole Benefit Of Its Customers Attn: Fund Admin # 97TU7 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	6.06%
Diversified Bond Fund Class B
None
Diversified Bond Fund Class C
None
Diversified Bond Fund Class I
Wachovia Bank Trust Accounts 401 S Tryon St 3rd Fl Charlotte NC 28202-1934	68.85%
Wachovia Bank Trust Accounts 11th Floor CMG-1151 301 S Tryon St Charlotte NC 28202	16.16%
High Yield Fund Class A
Charles Schwab & Co Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account Attn:Mutual Fd 101 Montgomery St San Francisco CA 94101-4122	20.42%
High Yield Fund Class B
MLPF&S For The Sole Benefit Of Its Customers Attn: Fund Admin #98296 4800 Deer Lake Dr E 2nd FL Jacksonville FL 32246-6484	6.39%
CitiGroup Global Markets Inc House Account 00109801250 333 West 34th Street New York NY 10001-2402	6.14%
High Yield Fund Class C
CitiGroup Global Markets Inc House Account 0109801250 333 West 34th Street New York NY 10001-2402	11.60%
MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration #97TW2 4800 Deer Lake Dr E 2nd FL Jacksonville FL 32246-6484	7.34%
High Yield Fund Class I
Wachovia Bank Cash Attn Trust Operations Fund Group 401 S Tryon St 3rd Fl CMG 1151 Charlotte NC 238202-1934	50.25%
FTC & Co Attn: Datalynx House Account PO Box 173736 Denver Co 80217-3736	13.40%
Wachovia Bank Reinvest Account Attn Trust Operations Fund Group 401 S Tyron St 3rd Fl CMG 1151 Charlotte NC 28202-1934	9.85%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	9.23%
Wachovia Bank 401 (K) Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	7.86%
Select High Yield Bond Fund Class I
Wachovia Bank Cash Attn: Trust Oper Fund Group 401 S Tryon St 3rd Fl CMG 1151 Charlotte NC 28202-1934	30.46
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 S Tryon St 3rd Fl CMG 1151] Charlotte NC 28202-1934	25.02%
Select High Yield Bond Fund Class IS
Morgan Stanley & Co FBO 2355 Albion Street Denver Co 80207-3109	9.02%
Bear Stearns Securities Corp. FBO 806-26239-16 1 Metrotech Center North Brooklyn NY 11201-3870	5.14%
Strategic Income Fund Class A
Charles Schwab & Co Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account Attn: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	12.31%
Strategic Income Fund Class B
None
Strategic Income Fund Class C
CitiGroup Global Markets Inc House Account 00109801250 333 West 34th Street New York NY 10001-2402	14.01%
MLPF&S For the Sole Benefit Of Its Customers Attn: Fund Admin # 97A20 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	7.95%
Strategic Income Fund Class I
Wachovia Bank Cash Trust Accounts 1525 West WT Harris Blvd Charlotte NC 28288-0001	42.00%
Offitbank Capital C/O Offit Investment Group 401 S Tryon St Ste 500 Charlotte NC 28288-0001	10.64%
Wachovia Bank Re-Invest Trust Accounts 1525 West Wt Harris BLVD Charlotte NC 28288-0001	8.39%
Byrd & Co 123 S Broad St # PA4903 Philadelphia PA 19109-1029	5.37%
U.S. Government Fund Class A
None
U.S. Government Fund Class B
None
U.S. Government Fund Class C
MLPF&S For the Sole Benefit Of Its Customers Attn: Fund Admin # 97H43 4800 Deer Lake Dr E 2nd FL Jacksonville FL 32246-6484	6.84%
U.S. Government Fund Class I
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	51.16%
Byrd & Co 123 S Broad St # PA 4903 Philadelphia PA 19109-1029	19.65%
Credit Suisse First Boston Capital LLC 11 Madison Ave FL 3 New York NY 10010-3629	15.20%
Wachovia Bank Trust Accounts 11th Fl CMG-151 301 S Tyron St Charlotte NC 28288-0001	6.05%

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC is entitled to receive from the Diversified Bond Fund, High Yield Fund and Strategic Income Fund an annual fee of 2.0% of gross dividend and interest income, plus the following:

Average Daily Net Assets	Fee
First $500 million	0.31%
Over $500 million	0.16%

EIMC is entitled to receive from Select High Yield Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
Over $1 billion	0.50%
Over $1 billion	0.45%

EIMC is entitled to receive from U.S. Government Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $250 million	0.42%
Next $250 million	0.40%
Next $500 million	0.37%
Over $1 billion	0.35%

            EIMC is entitled to receive from Core Bond Fund an annual fee of 0.32% based on the Fund’s average daily net assets.

Advisory Fees Paid

Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Advisory Fees Paid	Advisory Fees Waived
April 30, 2004
Core Bond Fund	$11,440,564	$3,166,932
Diversified Bond Fund	$1,731,725	$10,985
High Yield Fund	$4,677,897	$0
Select High Yield Bond Fund	$2,881,565	$0
Strategic Income Fund	$1,970,468	$0
U.S. Government Fund	$2,769,845	$0
April 30, 2003
Core Bond Fund	$10,173,115	$2,518,584
Diversified Bond Fund	$1,846,403	$0
High Yield Fund	$2,900,272	$0
Select High Yield Bond Fund	$1,167,181	$0
Strategic Income Fund	$1,438,934	$0
U.S. Government Fund	$2,633,787	$0
April 30, 2002
Core Bond Fund (a)	$2,730,807	$625,108
Diversified Bond Fund	$1,640,593	$0
High Yield Fund	$2,156,798	$100,000
Select High Yield Bond Fund (a)	$497,943	$6,867
Strategic Income Fund	$1,175,059	$10,771
U.S. Government Fund	$2,073,907	$0

(a)   For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

Sub-Advisors

            Tattersall Advisory Group, Inc. (TAG) is the sub-advisor to Core Bond Fund.  As sub-advisor, TAG will manage the Fund’s investments on a day-to-day basis.  The Fund does not pay a direct fee to TAG for its sub-advisory services.

            Evergreen International Advisors (Evergreen International) is the sub -advisor to Strategic Income Fund.  As sub-advisor, Evergreen International will manage the Fund’s investments on a day-to-day basis.  The Fund does not pay a direct fee to Evergreen International for its sub-advisory services.

Sub-Advisory Fees Paid

            EIMC pays TAG an annual fee of 0.32% of the average daily total net assets of Core Bond Fund.

            EIMC pays Evergreen International an annual fee of 0.05% of the average daily total net assets of Strategic Income Fund.

Brokerage Commissions

            Below are the brokerage commissions paid by the following Funds for the last three fiscal years or periods.  Select High Yield Bond Fund paid no commissions during the periods.  For the fiscal year ended April 30, 2004, Strategic Income Fund paid $173 to Wachovia Securities LLC, an affiliated broker-dealer that places trade through its wholly owned subsidiary, First Clearing Corp.  For more information regarding brokerage commissions, see “Brokerage” in Part 2 of the SAI.

Fund	Year Ended April 30, 2004	Year Ended April 30, 2003	Year Ended April 30, 2002
Core Bond Fund	$5,824	$24,148	$17,813 (a)
Diversified Bond Fund	$15,390	$7,620	$0
High Yield Fund	$578,656	$56,814	$37,123
Strategic Income Fund	$1,662	$0	$0
U.S. Government Fund	$0	$6,230	$8,300

For the seven months ended April 30, 2002.  The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

Portfolio Turnover

            The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders.  It may also result in the Funds realizing greater net short-term capital gains, which are taxable to shareholders as ordinary income.

Underwriting Commissions

Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Year or Period/Fund	Total Underwriting Commissions	Underwriting Commissions Retained
April 30, 2004
Core Bond Fund	$3,718,671	$109,499
Diversified Bond Fund	$343,034	$12,554
High Yield Fund	$7,488,972	$217,417
Select High Yield Bond Fund	$0	$0
Strategic Income Fund	$1,962,185	$64,550
U.S. Government Fund	$305,981	$9,806
April 30, 2003
Core Bond Fund	$10,236,371	$184,376
Diversified Bond Fund	$551,841	$15,998
High Yield Fund	$9,046,158	$197,955
Select High Yield Bond Fund	$0	$0
Strategic Income Fund	$2,469,240	$52,750
U.S. Government Fund	$1,130,632	$19,730
April 30, 2002
Core Bond Fund (a)	$9,943,751	$33,797
Diversified Bond Fund	$327,550	$8,842
High Yield Fund	$2,427,863	$22,868
Select High Yield Bond Fund (a)	$0	$0
Strategic Income Fund	$1,015,512	$10,536
U.S. Government Fund	$1,103,700	$11,451

For the seven months ended April 30, 2002.  The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

12b-1 Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended April 30, 2004. Class I shares do not pay 12b-1 fees and Class A shares do not pay distribution fees.  For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.

	Class A	Class B		Class C		Class IS
Fund	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
Core Bond Fund	$1,430,011	$2,295,064	$765,021	$1,137,549	$379,183	$134,336
Diversified Bond Fund	$909,737	$207,557	$69,185	$331,661	$110,554	N/A
High Yield Fund	$1,558,787	$1,728,572	$576,191	$2,873,961	$957,987	N/A
Select High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	$11,595
Strategic Income	$586,005	$875,391	$291,797	$652,381	$217,460	N/A
U.S. Government Fund	$378,939	$365,727	$121,909	$145,753	$48,584	N/A
	Class R
Fund	Distribution Fee	Service Fee
Core Bond Fund	$0	$132

Trustee Compensation

            Listed below is the Trustee compensation paid by the Trusts for the fiscal year ended April 30, 2004 and by the Trusts and the nine other trusts in the Evergreen fund complex for the twelve months ended December 31, 2003.  The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Trusts for the year ended 4/30/2004	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2003(1)
Laurence B. Ashkin(2)	$3,030	$70,000
Charles A. Austin III	$10,405	$153,000
Arnold H. Dreyfuss(2)	$3,030	$70,000
Shirley L. Fulton(3)	$1,365	$0
K. Dun Gifford	$11,753	$178,500
Leroy Keith Jr.	$10,034	$153,000
Gerald M. McDonnell	$10,034	$153,000
Thomas L. McVerry(4)	$0	$22,500
William Walt Pettit	$10,034	$153,000
David M. Richardson	$10,034	$153,000
Russell A. Salton, III	$11,094	$163,500
Michael S. Scofield	$13,030	$193,500
Richard J. Shima	$11,138	$168,000
Richard K. Wagoner	$10,034	$153,000

(1)   Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $91,800

                McVerry                  $22,500

                Pettit                        $153,000

                Shima                      $58,800

(2)   As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss’ three-year terms as Trustee Emeriti expired. They received compensation through December 31, 2003.

Ms. Fulton became a Trustee effective April 1, 2004.

(4)   On February 3, 2003, Mr. McVerry resigned.  He received compensation through February 2003.

PERFORMANCE

Total Return

            Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of April 30, 2004.  The after-tax returns shown are for each Fund’s oldest class or one of each Fund’s oldest classes; after-tax returns for other classes will vary. For more information, see “Total Return” under “Performance Calculations” in Part 2 of this SAI.

Fund/Class	One Year	Five Years	Ten Years or Since Inception Date of Class	Inception Date of Class
Core Bond Fund (a)
Class A	-3.17%	5.54%	6.82%	5/11/2001
Class B	-3.88%	5.79%	7.11%	5/11/2001
Class C	0.00%	6.10%	7.11%	5/11/2001
Class I	1.98%	6.73%	7.42%	12/13/1990
Class I +	0.27%	4.34%	4.84%	12/13/1990
(after taxes on distributions)
Class I +	1.37%	4.27%	4.74%	12/13/1990
(after taxes on distributions and sale of Fund shares)
Class IS	1.73%	6.45%	7.26%	10/2/1997
Class R	1.67%	6.67%	7.39%	10/10/2003
Diversified Bond Fund (b)
Class A	-3.02%	4.21%	5.52%	01/20/1998
Class B	-3.74%	4.13%	5.54%	09/11/1935
Class B +	-5.25%	2.01%	3.15%	09/11/1935
(after taxes on distributions)
Class B +	-2.43%	2.19%	3.21%	09/11/1935
(after taxes on distributions and sale of Fund shares)
Class C	0.13%	4.46%	5.54%	04/07/1998
Class I	2.12%	5.50%	6.13%	02/11/1998
High Yield Fund (b)
Class A	7.06%	4.48%	4.64%	01/20/1998
Class B	6.46%	4.43%	4.66%	09/11/1935
Class B +	3.78%	1.31%	1.44%	09/11/1935
(after taxes on distributions)
Class B +	4.13%	1.78%	1.89%	09/11/1935
(after taxes on distributions and sale of Fund shares)
Class C	10.46%	4.71%	4.66%	01/21/1998
Class I	12.58%	5.76%	5.29%	04/14/1998
Select High Yield Bond Fund(c)
Class I	9.47%	N/A	7.22%	11/30/1999
Class I +	6.74%	N/A	3.98%	11/30/1999
(after taxes on distributions)
Class I +	6.09%	N/A	4.11%	11/30/1999
(after taxes on distributions and sale of Fund shares)
Class IS	9.20%	N/A	6.95%	11/30/1999
Strategic Income Fund (d)
Class A	1.25%	5.72%	5.82%	04/14/1987
Class A +	-1.50%	2.89%	2.80%	04/14/1987
(after taxes on distributions)
Class A +	0.80%	3.07%	2.99%	04/14/1987
(after taxes on distributions and sale of Fund shares)
Class B	0.58%	5.68%	5.55%	02/01/1993
Class C	4.51%	5.98%	5.53%	02/01/1993
Class I	6.56%	7.21%	6.43%	01/13/1997
U.S. Government Fund (e)
Class A	-4.46%	4.36%	5.71%	01/11/1993
Class A +	-5.42%	2.54%	3.45%	01/11/1993
(after taxes on distributions)
Class A +	-2.90%	2.57%	3.43%	01/11/1993
(after taxes on distributions and sale of Fund shares)
Class B	-5.27%	4.27%	5.45%	01/11/1993
Class C	-1.38%	4.60%	5.46%	09/02/1994
Class I	0.60%	5.65%	6.50%	09/02/1993

(a)    Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered.  Historical performance shown for Class IS is based on the performance of Class IS of the fund's predecessor fund, Tattersall Bond Fund, from 10/2/1997 to 6/4/1999 and Class I of Tattersall Bond Fund from 12/13/1990 to 10/2/1997. Historical performance shown for Class I is based on the performance of Class I of the fund’s predecessor fund, Tattersall Bond Fund.  The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.50% for Class R, 0.30% for Classes A, 0.25% for Class IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.  If these fees had been reflected, returns for Classes A, B, C, R and IS would have been lower.

(b)   Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(c) Class IS incurs a 0.25% 12b-1 fee. Class I does not pay a 12b-1 fee.

(d)    Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

(e)   Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher.

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After tax returns on distributions and the sale of Fund shares assume a complete sale of fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Yields

Below are the current yields of the Funds for the 30-day period ended April 30, 2004.  For more information, see “30-Day Yield” under “Performance Calculations” in Part 2 of this SAI.

30-Day Yield
Fund	Class A	Class B	Class C	Class I	Class IS	Class R
Core Bond Fund	3.04%	2.48%	2.48%	3.49%	3.24%	2.98%
Diversified Bond Fund	4.31%	3.81%	3.81%	4.81%	N/A	N/A
High Yield Bond Fund	6.35%	5.96%	5.96%	6.97%	N/A	N/A
Select High Yield Bond Fund	N/A	N/A	N/A	6.26%	6.01%	N/A
Strategic Income Fund	4.38%	3.89%	3.89%	4.91%	N/A	N/A
U.S. Government Fund	2.03%	1.44%	1.45%	2.44%	N/A	N/A
COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. Select High Yield Bond Fund does not offer Class A shares.  The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at April 30,  2004. For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge Per Share	Offering Price Per Share
Core Bond Fund
	$10.65	4.75%	$11.18
Diversified Bond Fund
	$14.77	4.75%	$15.51
High Yield Fund	$3.43	4.75%	$3.60
Strategic Income Fund
	$6.38	4.75%	$6.70
U.S. Government Fund
	$9.96	4.75%	$10.46

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

Average Daily Net Assets

of the Evergreen Funds

Administrative

Services Fee Rates*

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Administrative Fees Paid

            Below are the administrative fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Administrative Fees Paid
April 30, 2004
Core Bond Fund	$4,561,866
Diversified Bond Fund	$378,933
High Yield Fund	$1,175,122
Select High Yield Bond Fund	$575,909
Strategic Income Fund	$426,439
U.S. Government Fund	$661,181
April 30, 2003
Core Bond Fund	$3,966,156
Diversified Bond Fund	$390,279
High Yield Fund	$600,064
Select High Yield Bond Fund	$233,436
Strategic Income Fund	$277,805
U.S. Government Fund	$627,092
April 30, 2002
Core Bond Fund (a)	$1,048,723
Diversified Bond Fund	$335,652
High Yield Fund	$437,418
Select High Yield Bond Fund (a)	$100,962
Strategic Income Fund	$223,316
U.S. Government Fund	$493,787

(a)   For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

Distributor

            EIS is also the distributor of the Funds and markets the Funds through broker-dealers and other financial representatives.

Transfer Agent

            Evergreen Service Company, LLC  (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

            Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$25.75	$9.00
Semiannual Dividend Funds	$24.75	$9.00
Annual Dividend Funds	$24.75	$9.00

                * For shareholder accounts only. Each Fund pays ESC cost plus 15% for broker accounts.

                ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

            Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, provides legal advice to the Funds.

FINANCIAL STATEMENTS

The audited financial statements and the report of independent registered public accounting firm thereon are hereby incorporated by reference to the Funds’ Annual Reports, copies of which may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898, or by downloading them off our website at EvergreenInvestments.com.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below will not apply to the Fund or the Class in which you are interested.  See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government.  Examples of such agencies are:

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)  Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

 Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

            The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

            Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

            The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  These securities are marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBA’s”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

            Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

            The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

            The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

            The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

            The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

            The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

            The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

            The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

            The Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

            The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

            The Fund may enter into financial futures contracts and write options on such contracts.  The Fund intends to enter into such contracts and related options for hedging purposes.  The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

            The Fund also intends to purchase put and call options on futures contracts for hedging purposes.  A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus and SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark-to-market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.   The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

                The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

            U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

            The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

            The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

            The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.

Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

            The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the USD by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but want to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

            The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)   The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)   The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)   The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)   The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

            The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

            Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

            A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

            The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.   If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

            The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

            The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund’s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment-in-kind Securities

            The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

            PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

            An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

             As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

            Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

            Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

            The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

            In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

            For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

            The Fund may invest in mortgage-backed securities and asset-backed securities.  Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

            Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

            REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

            In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

            Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

            In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

            TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

            The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

            The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

            For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

            A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

            When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

            The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

            Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

            The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

            You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

            The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

Equity and International Funds	Your Investment	As a % of NAV excluding sales charge	As a % of your investment
	Up to $49,999	5.75%	6.10%
	$50,000-$99,999	4.50%	4.71%
	$100,000-$249,999	3.75%	3.90%
	$250,000-$499,999	2.50%	2.56%
	$500,000-$999,999	2.00%	2.04%
	$1,000,000-$2,999,999	0.00%	0.00%
	$3,000,000-$4,999,999	0.00%	0.00%
	$5,000,000 or greater	0.00%	0.00%
Long-term Bond Funds	Your Investment	As a % of NAV excluding sales charge	As a % of your investment
	Up to $49,999	4.75%	4.99%
	$50,000-$99,999	4.50%	4.71%
	$100,000-$249,999	3.75%	3.90%
	$250,000-$499,999	2.50%	2.56%
	$500,000-$999,999	2.00%	2.04%
	$1,000,000-$2,999,999	0.00%	0.00%
	$3,000,000-$4,999,999	0.00%	0.00%
	$5,000,000 or greater	0.00%	0.00%
Short-term Bond Funds	Your Investment	As a % of NAV excluding sales charge	As a % of your investment
	Up to $49,999	3.25%	3.36%
	$50,000-$99,999	3.00%	3.09%
	$100,000-$249,999	2.50%	2.56%
	$250,000-$499,999	2.00%	2.04%
	$500,000-$999,999	1.50%	1.52%
	$1,000,000-$2,999,999	0.00%	0.00%
	$3,000,000 or greater	0.00%	0.00%

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem any such shares within one year (see "Contingent Deferred Sales Charge" below).

            No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EIS and any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

            In addition, Class A shares may be purchased or offered at NAV for certain investors of acquired funds who remain investors in the Evergreen funds, including, former Investor share class shareholders of Undiscovered Managers Funds, former shareholders of funds managed by Grantham, Mayo, Van Otterloo & Co. and former shareholders of America’s Utility Fund.

Class B Shares

            The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance	4.00%

            Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

            For a complete description of CDSC, including how the charge is calculated, see “Contingent Deferred Sales Charge” below.

            A shareholder may not purchase Class B shares if the purchase would cause the shareholder’s aggregate Class B share holdings in the Evergreen funds to exceed $250,000.  Purchase orders that would cause a shareholder’s account to exceed this amount in Class B shares will be treated as a purchase of Class A shares.

            In addition, Evergreen is not able to track a shareholder’s purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediaries to track purchases of the Funds by their clients to ensure adherence to our policy.  The computer systems of certain of the Funds’ financial intermediaries currently do not have the ability to aggregate shares.  Until these systems have been revised, this limitation will apply only to individual purchases rather than to aggregate holdings through those intermediaries. In addition, financial intermediaries may limit the maximum purchase or aggregate purchase amount of Class B shares by their customers to an amount less than $250,000.  Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.

Class C Shares

            The Fund offers Class C shares without a front-end sales charge.  The Fund may charge a CDSC on shares you redeem based on the following schedule:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
Thereafter	0.00%

            There is 1.00% redemption fee that may apply to assets redeemed or exchanged within 90 days of the date of purchase for the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Growth Fund and Evergreen Precious Metals Fund.

            For a complete description of CDSC, including how the charge is calculated, see “Contingent Deferred Sales Charge” below.

Class I Shares (also referred to as Institutional Shares)

            No CDSC is imposed on the redemption of Class I shares.  Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund, (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor’s affiliates.  Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class R Shares

            Class R shares are offered at NAV without a front-end sales charge or CDSC.  However, certain broker-dealers and other financial institutions may impose a fee in connection with purchase and redemption transactions of Class R shares of the Fund.  Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing, money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans through certain broker-dealers and financial institutions which have selling agreements with EIS.  Class R shares can also be redeemed at NAV through these broker-dealers and financial institutions.  Investors should contact their broker-dealer or financial institution as appropriate for instruction and further information.

Class S and Class S1 Shares

            Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EIS. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

            Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses.  The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances.  There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

            The holding period for the contingent deferred sales charge begins on the day your purchase is accepted.  Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.  Your shares age one year on the same day of the next year and each year thereafter.  For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sale charge through January 2nd of the following year.  Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year.  Please refer back to the section entitled “Purchase and Redemption of Shares,” for the complete schedule of each class’ maximum contingent deferred sales charge.

            The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1,” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.  If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive.  The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares.  Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order.  The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EIS or its predecessor.

Redemption-in-kind

            The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

SALES CHARGE WAIVERS AND REDUCTIONS

            The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time.  The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases.  For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge).  See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

            You may add the value of all of your existing Evergreen Fund investments in all Class A, B and C share classes, excluding money market shares that have not previously paid a commission, to determine the front-end sales charge to be applied to your current Class A purchase.

            Your account, and therefore your rights of accumulation, can be linked to your spouse, parents, siblings and children.  The same rule applies with respect to individual retirement plans.  Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

            You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period.  You will pay the same sales charge as if you had invested the full amount all at one time.  The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

            The Fund may sell its shares at net asset value without a front-end sales charge to:

                        1.     purchasers of shares in the amount of $1 million or more;

                        2.     a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                        3.     institutional investors, which may include bank trust departments and registered investment advisors;

                        4.     investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                        5.     clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                        6.     institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                        7.     employees of Wachovia, its affiliates, EIS, any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                        8.     certain Directors, Trustees, officers and employees of the Evergreen funds, EIS or their affiliates and to the immediate families of such persons; or

                        9.     a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

            With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only.  Such purchasers may not resell the securities except through redemption by the Fund.  The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

            The Fund does not impose a CDSC when the shares you are redeeming represent:

                        1.     an increase in the share value above the net cost of such shares;

                        2.     certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                        3.     shares that are in the accounts of a shareholder who has died or become disabled;

                        4.     a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                        5.     a  systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                        6.     shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                        7.     an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                        8.     a withdrawal consisting of loan proceeds to a retirement plan participant;

                        9.     a financial hardship withdrawal made by a retirement plan participant;

                        10.   a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                        11.   a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

            As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

                The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)   Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                        (2)   Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                        (3)   Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                        (4)   Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                        (5)   Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                        (6)   Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

PERFORMANCE CALCULATIONS

Average Annual Total Return

Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value.  To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

P(1 + T)n = ERV

Where:

            P =  initial payment of $1,000.

            T =  average annual total return.

            n =  number of years.

            ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

            Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value.  To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted.  To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods.  The following is the formula used to calculate average annual total return after taxes on distributions:

P(1 + T)n  = ETVD

Where:

           P =  initial payment of $1,000.

            T =  average annual total return (after taxes on distributions).

            n =  number of years.

            ATVD = ending redeemable value of

                        the initial $1,000, after taxes on

                       fund distributions but not after

                        taxes on redemption.

Return After Taxes on Distributions and Redemption

            Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value.  To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used.  To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption.  Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date.  The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods.  The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

P(1 + T)n  = ATVDR

Where:

           P =  initial payment of $1,000.

            T =  average annual total return (after taxes on distributions and redemptions).

            n =  number of years.

            ATVDR = ending redeemable value of

                        the initial $1,000, after taxes on

            fund distributions and redemption.

Yield

Described below are yield calculations the Fund may use.  Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.  Yields based on these calculations do not represent the Fund’s yield for any future period.

30-Day Yield

If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders.  It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

    Yield = 2 [(    a-b       + 1)6 - 1]

                                                                                    cd

Where:

a = Dividends and interest earned during the period

b = Expenses accrued for the period (net of reimbursements)

c = The average daily number of shares outstanding during the period that were entitled to receive dividends

d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

The effective yield is based on a compounding of the current yield, according to the following formula:

Effective Yield = [(base period return + 1)365/7] -1

Tax Equivalent Yield

If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund.  Tax equivalent yield is calculated using the following formula:

Tax Equivalent Yield =           Yield

                                       1 - Income Tax Rate

                The quotient is then added to that portion, if any, of the Fund’s yield that is not tax exempt.  Depending on the Fund’s objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

 Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds	Your Investment	Dealer Commission as a % of NAV
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Long-term Bond Funds	Your Investment	Dealer Commission as a % of NAV
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000
Short-term Bond Funds	Your Investment	Dealer Commission as a % of NAV
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

** Evergreen Adjustable Rate Fund and Evergreen Ultra Short Bond Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

            EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase. EISEIS

            EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies).  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

            Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

            From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

            Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

            All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

            If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

            The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

            Any shareholder of the Fund who may be a “substantial user” (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

            Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.   Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

BROKERAGE

Brokerage Commissions

            If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

            If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

            Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

            When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

            The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

            When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

            The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.  The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

            If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as “Managers”) for the Fund and monitors each Manager’s investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group.  In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund.  In reviewing the overall profitability of the management fee to the Fund’s investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

            Evergreen Masters Fund’s investment program is based upon the investment advisor's multi-manager concept.  The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations (“Managers”), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles.  Each Manager provides these services under a Portfolio Management Agreement.  Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor.  EIMC’s Value Equity team and Large Cap Growth team each manage a portion of the Fund’s portfolio.  Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

            The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund.  The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement.  Shareholders would be notified of any Manager changes.  Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund.  The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures").  The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

MANAGEMENT OF THE TRUST

            The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended April 30, 2004, the Executive Committee held 21 committee meetings. The Executive Committee also functions as the Nominating Committee to the Board and may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC.  The Nominating Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

            The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended April 30, 2004, the Audit Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson and Richard Wagoner.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended April 30, 2004, the Performance Committee held 4 committee meetings.

            Set forth below are the Trustees of each of the eleven Evergreen Trusts.  Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2003	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	93	None
Shirley L. Fulton DOB: 1/10/52	Trustee	2004	Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	93	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None

Interested Trustee:

Richard K. Wagoner, CFA** DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

*      Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

**     Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

                Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III*	Evergreen Health Care Fund	$10,001-$50,000	Over $100,000
	Evergreen Money Market Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Technology Fund	$1-$10,000
Shirley L. Fulton	None
K. Dun Gifford	Evergreen Growth and Income Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Limited Duration Fund	$1-$10,000	$1-$10,000
Gerald M. McDonnell*	Evergreen Emerging Markets Growth Fund	$1-$10,000	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Growth and Income Fund	$10,001-$50,000
	Evergreen Health Care Fund	$1-$10,000
	Evergreen Technology Fund	$1-$10,000
William Walt Pettit*	Evergreen Aggressive Growth Fund	$1-$10,000	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Global Leaders Fund	$1-$10,000
	Evergreen Growth and Income Fund	$10,001-$50,000
	Evergreen Money Market Fund	$1-$10,000
David M. Richardson	Evergreen Equity Index Fund	$10,001-$50,000	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
Dr. Russell A. Salton, III*	None
Michael S. Scofield*	Evergreen Aggressive Growth Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund	$10,001-$50,000
	Evergreen Core Bond Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$1-$10,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	Over $100,000
Richard J. Shima*	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Tax Strategic Foundation Fund	$50,001-$100,000
Richard K. Wagoner	Evergreen Emerging Growth Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Special Values Fund	Over $100,000

*      In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

Set forth below are the officers of each of the eleven Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President	President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.
Carol Kosel 200 Berkeley Street Boston, MA 02116 DOB: 12/25/1963
Treasurer
Senior Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk)
Aa	AA	AA	Almost Excellent Quality (very low risk)
A	A	A	Good Quality (low risk)
Baa	BBB	BBB	Satisfactory Quality (some risk)
Ba	BB	BB	Questionable Quality (definite risk)
B	B	B	Low Quality (high risk)
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default
	D	DDD/DD/D	In Default

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2and 3in each generic rating classification from Aato Caa.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC,and Care regarded as having significant speculative characteristics.   BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D   The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C    High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and “D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated “DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD’ and “D’ are generally undergoing a formal reorganization or liquidation process; those rated “DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCCor to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D TheD rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings toD either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds ratedBaa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2and 3in each generic rating classification from Aato B.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CCand Care regarded as having significant speculative characteristics.   BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

ISS Proxy Voting Guidelines Summary

June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen Funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee.  The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis.  The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest.  In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

·               Attend less than 75 percent of the board and committee meetings without a valid excuse

·               Implement or renew a dead-hand or modified dead-hand poison pill

·               Ignore a shareholder proposal that is approved by a majority of the shares outstanding

·               Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·               Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

·               Are inside directors and sit on the audit, compensation, or nominating committees

·               Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.        Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.       Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.       Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Voteagainst proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.        Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.       Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on acase-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

·               adverse governance changes

·               excessive increases in authorized capital stock

·               unfair method of distribution

·               diminution of voting rights

·               adverse conversion features

·               negative impact on stock option plans

·               other alternatives such as spinoff

VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Votefor proposals to implement a 401(k) savings plan for employees.

IX.       State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.        Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.       Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

·               attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business.  Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

·               ignore a shareholder proposal that is approved by a majority of shares outstanding

·               ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·               are interested directors and sit on the audit or nominating committee

·               are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on acase-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Voteagainst proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on  proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on  defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on  proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN BALANCED FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN TAX STRATEGIC FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

(collectively, the “Funds”)

                Effective October 1, 2004, the following sections of each Fund’s Statement of Additional Information ("SAI") have been revised as follows.

PURCHASE AND REDEMPTION OF SHARES

This section is replaced in its entirety with the following:

            You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker–dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

                The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

                There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

                In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

                In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front–end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

                The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

                The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

                Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

                As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

SALES CHARGE WAIVERS AND REDUCTIONS

                This section is eliminated.  Any relevant information from this section has been included under the revised "PURCHASE AND REDEMPTION OF SHARES" section above.

BROKERAGE

                This section is revised to state that when selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

MANAGEMENT OF THE TRUST

                The sub-section entitled "Trustee Ownership of Fund Shares" within this section is replaced in its entirety with the following:

Trustee Ownership of Evergreen Funds Shares

                Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2003.  As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.  As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees’ Deferred Compensation Plan.

Trustee

	Fund	Dollar Range of Investment in Fund as of 12/31/2003	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III*	Evergreen Health Care Fund	$10,001-$50,000	Over $100,000
	Evergreen Money Market Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Technology Fund	$1-$10,000
Shirley L. Fulton**	N/A
K. Dun Gifford	Evergreen Growth and Income Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Limited Duration Fund	$1-$10,000	$1-$10,000
Gerald M. McDonnell*	Evergreen Emerging Markets Growth Fund	$1-$10,000	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Growth and Income Fund	$10,001-$50,000
	Evergreen Health Care Fund	$1-$10,000
	Evergreen Technology Fund	$1-$10,000
William Walt Pettit*	Evergreen Aggressive Growth Fund	$1-$10,000	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Global Leaders Fund	$1-$10,000
	Evergreen Growth and Income Fund	$10,001-$50,000
	Evergreen Money Market Fund	$1-$10,000
David M. Richardson	Evergreen Equity Index Fund	$10,001-$50,000	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
Dr. Russell A. Salton, III***	See below

Michael S. Scofield*	Evergreen Aggressive Growth Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund	$10,001-$50,000
	Evergreen Core Bond Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$1-$10,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	Over $100,000
Richard J. Shima*	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Tax Strategic Foundation Fund	$50,001-$100,000
Richard K. Wagoner	Evergreen Emerging Growth Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Special Values Fund	Over $100,000

*       In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees’ Deferred Compensation Plan.

**     Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003.  As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees’ Deferred Compensation Plan.

***    Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees’ Deferred Compensation Plan.

October 1, 2004	571400 (10/04)

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

DATED SEPTEMBER 1, 2004

On page 1-3 of the Fund’s SAI the section entitled “OTHER SECURITIES AND PRACTICES” is amended to include the following:

Currency Cross-hedge (applicable to Strategic Income Fund)

Currency Proxy-hedge (applicable to Strategic Income Fund)

TBA Mortgage Securities (applicable to Strategic Income Fund)

Creating a Net Long Position Versus a Foreign Currency (applicable to Strategic Income Fund)

On page 1-13 of the Fund’s SAI under “PERFORMANCE” the 10-year return for Class I shares is changed from 6.43% to 6.36%.

December 9, 2004                                                                                                 572174 (12/04)

APPENDIX B

Financial Statements Included in the Annual Report of the
Acquiring Fund for the Fiscal Year Ended April 30, 2004

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2004(1)	2003	2002(2)	2001(1)	2000(1)

Net asset value, beginning of period	$15.25	$14.63	$14.53	$14.28	$15.48

Income from investment operations
Net investment income	0.70	0.82	0.83	0.97	0.97
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	-0.42	0.64	0.13	0.25	-1.14

Total from investment operations	0.28	1.46	0.96	1.22	-0.17

Distributions to shareholders from
Net investment income	-0.76	-0.84	-0.86	-0.97	-1.03

Net asset value, end of period	$14.77	$15.25	$14.63	$14.53	$14.28

Total return(3)	1.82%	10.31%	6.72%	8.81%	-1.06%

Ratios and supplemental data
Net assets, end of period (thousands)	$275,755	$322,963	$300,670	$314,274	$344,296
Ratios to average net assets
Expenses(4)	1.12%	1.09%	1.13%	1.15%	1.19%
Net investment income	4.58%	5.51%	5.68%	6.73%	6.65%
Portfolio turnover rate	157%	109%	116%	176%	175%

(1)	Net investment income per share is based on average shares outstanding during the period.
(2)

As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(3)	Excluding applicable sales charges
(4)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2004(1)	2003(1)	2002(1,2)	2001(1)	2000(1)

Net asset value, beginning of period	$15.25	$14.63	$14.53	$14.28	$15.48

Income from investment operations
Net investment income	0.59	0.70	0.72	0.86	0.84
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	-0.42	0.65	0.13	0.25	-1.12

Total from investment operations	0.17	1.35	0.85	1.11	-0.28

Distributions to shareholders from
Net investment income	-0.65	-0.73	-0.75	-0.86	-0.92

Net asset value, end of period	$14.77	$15.25	$14.63	$14.53	$14.28

Total return(3)	1.10%	9.50%	5.93%	8.00%	-1.80%

Ratios and supplemental data
Net assets, end of period (thousands)	$25,825	$27,252	$19,283	$23,392	$21,694
Ratios to average net assets
Expenses(4)	1.82%	1.84%	1.88%	1.90%	1.94%
Net investment income	3.87%	4.75%	4.92%	5.97%	5.86%
Portfolio turnover rate	157%	109%	116%	176%	175%

(1)	Net investment income per share is based on average shares outstanding during the period.
(2)

As required, effective May 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.03; an increase in net realized gains or losses per share of $0.03; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(3)	Excluding applicable sales charges
(4)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2004(1)	2003(1)	2002(2)	2001(1)	2000(1)

Net asset value, beginning of period	$15.25	$14.63	$14.53	$14.28	$15.48

Income from investment operations
Net investment income	0.59	0.70	0.74	0.81	0.88
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	-0.42	0.65	0.11	0.30	-1.16

Total from investment operations	0.17	1.35	0.85	1.11	-0.28

Distributions to shareholders from
Net investment income	-0.65	-0.73	-0.75	-0.86	-0.92

Net asset value, end of period	$14.77	$15.25	$14.63	$14.53	$14.28

Total return(3)	1.10%	9.50%	5.93%	8.00%	-1.80%

Ratios and supplemental data
Net assets, end of period (thousands)	$38,490	$47,506	$4,008	$3,077	$603
Ratios to average net assets
Expenses(4)	1.83%	1.84%	1.88%	1.90%	1.93%
Net investment income	3.88%	4.78%	4.91%	5.82%	5.92%
Portfolio turnover rate	157%	109%	116%	176%	175%

(1)	Net investment income per share is based on average shares outstanding during the period.
(2)

As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(3)	Excluding applicable sales charges
(4)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I(1)	2004(2)	2003(2)	2002(2,3)	2001(2)	2000(2)

Net asset value, beginning of period	$15.25	$14.63	$14.53	$14.28	$15.48

Income from investment operations
Net investment income	0.74	0.85	0.87	1.01	0.90
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	-0.42	0.65	0.12	0.25	-1.04

Total from investment operations	0.32	1.50	0.99	1.26	-0.14

Distributions to shareholders from
Net investment income	-0.80	-0.88	-0.89	-1.01	-1.06

Net asset value, end of period	$14.77	$15.25	$14.63	$14.53	$14.28

Total return	2.12%	10.59%	6.99%	9.08%	-0.81%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,311	$3,235	$299	$980	$885
Ratios to average net assets
Expenses(4)	0.82%	0.87%	0.88%	0.90%	0.95%
Net investment income	4.87%	5.76%	5.91%	6.97%	6.89%
Portfolio turnover rate	157%	109%	116%	176%	175%

(1)	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
(2)	Net investment income per share is based on average shares outstanding during the period.
(3)

As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(4)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2004

	Principal Amount	Value

ASSET-BACKED SECURITIES 1.7%
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6, 7.18%, 02/25/2018	$612,470	$612,230
Oakwood Mtge. Investors, Inc., Ser. 1996-C, Class A5, 7.35%, 04/15/2027	2,184,906	2,277,700
Railcar Leasing LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A	2,500,000	2,760,312

Total Asset-Backed Securities (cost $5,631,687)		5,650,242

COLLATERALIZED MORTGAGE OBLIGATIONS 5.0%
Banc America, Inc., Ser. 2001-7, 1.91%, 01/27/2006 144A (h)	3,500,000	3,283,437
Criimi Mae Finl. Corp., Ser. 1, Class A, 7.00%, 01/01/2033	1,643,315	1,644,600
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027	1,226,182	1,229,934
GE Capital Mtge. Svcs., Inc., Ser. 1999-H, Class A-7, 6.27%, 04/25/2029	1,345,643	1,388,058
Greenwich Capital Acceptance, Inc., Ser. 2001-ZC1A, Class A, 6.36%, 06/14/2006 144A (h)	2,897,708	3,018,057
Midland Realty Acceptance Corp., Ser. 1996-C1, Class E, 8.26%, 08/25/2028	2,784,000	3,173,751
Morgan Stanley Capital I, Inc., Ser. 1997-ALIC, Class B, 6.71%, 01/15/2006	734,885	751,318
Residential Funding Mtge. Securities I, Inc., Ser. 1999-S2, Class M-1, 6.50%, 01/25/2029	2,586,601	2,581,611

Total Collateralized Mortgage Obligations (cost $16,788,762)		17,070,766

CORPORATE BONDS 72.8%
CONSUMER DISCRETIONARY 13.2%
Auto Components 0.1%
Dana Corp., 9.00%, 08/15/2011	200,000	237,000
HLI Operating, Inc., 10.50%, 06/15/2010	130,000	147,550

		384,550

Automobiles 2.6%
DaimlerChrysler Holdings Corp., 7.30%, 01/15/2012	4,000,000	4,430,396
General Motors Corp., 8.375%, 07/15/2033	4,000,000	4,338,468

		8,768,864

Distributors 0.1%
Roundy’s, Inc., Ser. B, 8.875%, 06/15/2012	200,000	218,000

Hotels, Restaurants & Leisure 0.2%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	175,000	195,125
El Pollo Loco, Inc., 9.25%, 12/15/2009 144A	40,000	41,000
Friendly Ice Cream Corp., 8.375%, 06/15/2012 144A	40,000	41,100
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	175,000	193,375
Mandalay Resort Group, 6.375%, 12/15/2011	200,000	206,000

		676,600

Household Durables 0.2%
Meritage Corp., 9.75%, 06/01/2011	175,000	195,781
Standard Pacific Corp., 7.75%, 03/15/2013	175,000	182,438
WCI Communities, Inc., 9.125%, 05/01/2012	400,000	438,000

		816,219

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media 9.6%
Clear Channel Communications, 5.75%, 01/15/2013 (p)	$5,000,000	$5,121,100
Cox Communications, Inc., 7.125%, 10/01/2012	5,000,000	5,545,970
CSC Holdings, Inc., 7.625%, 04/01/2011	200,000	209,000
Dex Media West LLC, 8.50%, 08/15/2010 144A (p)	285,000	310,650
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	175,000	183,531
Emmis Operating Co., 6.875%, 05/15/2012 144A #	90,000	90,225
InterActiveCorp., 7.00%, 01/15/2013 (p)	5,000,000	5,449,160
Liberty Media Corp., 5.70%, 05/15/2013 (p)	4,500,000	4,507,452
LIN TV Corp., 6.50%, 05/15/2013 (p)	200,000	198,000
Mediacom LLC:
7.875%, 02/15/2011 (p)	110,000	106,700
9.50%, 01/15/2013 (p)	135,000	135,000
Medianews Group, Inc., 6.875%, 10/01/2013	175,000	174,125
News America Holdings, Inc., 8.00%, 10/17/2016	5,000,000	5,966,420
R.H. Donnelley Fin. Corp., 10.875%, 12/15/2012	175,000	209,125
Time Warner, Inc.:
6.95%, 01/15/2028	2,000,000	2,054,604
7.625%, 04/15/2031	2,500,000	2,744,185

		33,005,247

Specialty Retail 0.4%
Cole National Group, Inc., 8.875%, 05/15/2012	155,000	168,175
CSK Auto, Inc., 7.00%, 01/15/2014 144A	175,000	173,250
Group 1 Automotive, Inc., 8.25%, 08/15/2013	200,000	219,500
Michaels Stores, Inc., 9.25%, 07/01/2009	200,000	220,750
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011 (p)	175,000	190,750
United Auto Group, Inc., 9.625%, 03/15/2012	175,000	196,438
Warnaco Group, Inc., 8.875%, 06/15/2013	175,000	189,000

		1,357,863

CONSUMER STAPLES 3.4%
Food & Staples Retailing 3.4%
Albertsons, Inc., 7.50%, 02/15/2011 (p)	5,000,000	5,686,605
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026 (p)	175,000	158,375
Delhaize America, Inc., 8.125%, 04/15/2011	5,000,000	5,601,445
Rite Aid Corp., 8.125%, 05/01/2010	175,000	189,875

		11,636,300

Food Products 0.0%
Dole Food Co., Inc., 7.25%, 06/15/2010	175,000	177,188

ENERGY 5.0%
Energy Equipment & Services 0.2%
Dresser, Inc., 9.375%, 04/15/2011	175,000	189,875
NRG Energy, Inc., 8.00%, 12/15/2013 144A	75,000	75,938
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	175,000	188,563

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Energy Equipment & Services continued
SESI LLC, 8.875%, 05/15/2011	$175,000	$190,312

		644,688

Oil & Gas 4.8%
Amerada Hess Corp., 6.65%, 08/15/2011 (p)	5,000,000	5,337,395
Chesapeake Energy Corp., 6.875%, 01/15/2016	175,000	178,500
El Paso Energy Partners LP, 8.50%, 06/01/2011	175,000	194,250
Evergreen Resources, Inc., 5.875%, 03/15/2012 144A	15,000	14,925
Exco Resources, Inc., 7.25%, 01/15/2011 144A	30,000	30,450
Ferrellgas Escrow LLC, 6.75%, 05/01/2014 144A	160,000	160,800
Forest Oil Corp., 7.75%, 05/01/2014	175,000	188,125
Gulfterra Energy Partners LP, Ser. B, 6.25%, 06/01/2010	175,000	182,000
Pemex Project Funding Master Trust, 8.625%, 02/01/2022	4,000,000	4,300,000
Premcor Refining Group, Inc., 6.75%, 05/01/2014	175,000	175,000
Stone Energy Corp., 8.25%, 12/15/2011	210,000	227,850
Tesoro Petroleum Corp., Ser. B, 9.00%, 07/01/2008 (p)	175,000	182,437
Valero Energy Corp., 4.75%, 06/15/2013	5,000,000	4,788,205
Westport Resources Corp., 8.25%, 11/01/2011	400,000	451,000

		16,410,937

FINANCIALS 29.8%
Capital Markets 7.7%
Bear Stearns, Inc., 5.70%, 11/15/2014	7,000,000	7,137,438
Credit Suisse First Boston, 5.125%, 01/15/2014	6,000,000	5,882,934
Goldman Sachs Group, Inc., 5.15%, 01/15/2014	7,000,000	6,825,105
Morgan Stanley Co., Inc., 4.75%, 04/01/2014	7,000,000	6,552,665

		26,398,142

Commercial Banks 2.4%
Banco Bradesco SA, 8.75%, 10/24/2013 144A	3,000,000	2,977,500
FBOP Corp., 10.00%, 01/15/2009 144A	1,000,000	1,110,000
First Empire Capital Trust I, 8.23%, 02/01/2027	3,600,000	4,031,600

		8,119,100

Consumer Finance 11.4%
CIT Group, Inc., 5.00%, 02/13/2014 (p)	5,000,000	4,784,950
Ford Motor Credit Co., 6.50%, 01/25/2007	5,000,000	5,305,535
General Electric Capital Corp., 5.45%, 01/15/2013	8,000,000	8,205,080
HSBC Capital Funding LP, 4.61%, 12/29/2049 144A	6,000,000	5,545,452
Ohio National Financial Services, Inc., 6.35%, 04/01/2013 144A	5,000,000	5,184,965
SLM Corp., 5.00%, 10/01/2013 (p)	4,000,000	3,921,196
Sprint Capital Corp., 8.75%, 03/15/2032	5,000,000	5,989,980

		38,937,158

Diversified Financial Services 0.1%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A	200,000	207,000
Couche Tard LP, 7.50%, 12/15/2013	40,000	42,200

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financial Services continued
Pemex Finance, Ltd., 10.61%, 08/15/2017 144A	$190,000	$247,172

		496,372

Insurance 5.6%
Aon Capital Trust A, 8.21%, 01/01/2027	4,000,000	4,417,976
Crum & Forster Holding Corp., 10.375%, 06/15/2013	175,000	194,250
Fund American Companies, Inc., 5.875%, 05/15/2013	5,000,000	5,037,615
Markel Corp., Ser. A, 6.80%, 02/15/2013	5,000,000	5,242,860
RLI Corp., 5.95%, 01/15/2014	4,500,000	4,428,117

		19,320,818

Real Estate 2.6%
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT (p)	185,000	205,350
FelCor Suites LP, 7.625%, 10/01/2007 REIT	175,000	180,250
Health Care Property, Inc., 6.00%, 03/01/2015 REIT	4,000,000	4,102,580
Host Marriott Corp., 7.125%, 11/01/2013 REIT	175,000	178,500
LNR Property Corp., 7.625%, 07/15/2013	175,000	181,125
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014 144A REIT	35,000	35,875
Pan Pacific Retail Properties, Inc., 7.95%, 04/15/2011 REIT	3,250,000	3,744,383
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT	175,000	180,688

		8,808,751

HEALTH CARE 1.8%
Health Care Equipment & Supplies 0.0%
NeighborCare, Inc., 6.875%, 11/15/2013 144A	45,000	46,125

Health Care Providers & Services 1.7%
Extendicare Health Services, Inc., 9.50%, 07/01/2010 (p)	175,000	195,125
Manor Care, Inc., 6.25%, 05/01/2013	5,000,000	5,168,750
Omnicare, Inc., Ser. B, 8.125%, 03/15/2011	175,000	193,375
Stewart Enterprises, Inc., 10.75%, 07/01/2008	200,000	227,000
Triad Hospitals, Inc., 7.00%, 11/15/2013	200,000	194,500

		5,978,750

Pharmaceuticals 0.1%
Alpharma, Inc., 8.625%, 05/01/2011 144A	200,000	211,000

INDUSTRIALS 6.5%
Airlines 1.0%
Southwest Airlines Co., 8.70%, 07/01/2011	2,720,106	3,267,051

Commercial Services & Supplies 0.5%
Allied Waste North America, Inc., 6.50%, 11/15/2010 144A	200,000	201,000
Coinmach Corp., 9.00%, 02/01/2010	200,000	213,000
Geo Group, Inc., 8.25%, 07/15/2013	200,000	209,000
Hines Nurseries, Inc., 10.25%, 10/01/2011	190,000	209,000
Iron Mountain, Inc., 6.625%, 01/01/2016	175,000	163,625
Mail Well I Corp., 7.875%, 12/01/2013 144A (p)	200,000	190,000
Manitowoc Co., Inc., 7.125%, 11/01/2013	200,000	210,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Commercial Services & Supplies continued
NationsRent, Inc., 9.50%, 10/15/2010 144A	$175,000	$188,562
Service Corporation International, 6.75%, 04/01/2016 144A	55,000	54,863
United Rentals North America, Inc., 6.50%, 02/15/2012 144A	200,000	194,000

		1,833,050

Construction & Engineering 1.6%
Centex Corp., Ser. E, FRN, 3.12%, 11/22/2004	500,000	504,533
Pulte Homes, Inc., 5.25%, 01/15/2014	5,000,000	4,784,755

		5,289,288

Machinery 0.3%
AGCO Corp., 8.50%, 03/15/2006 (p)	175,000	176,312
CNH Global N.V., 9.25%, 08/01/2011 144A	400,000	448,000
Cummins, Inc., 9.50%, 12/01/2010	50,000	58,250
Terex Corp., 7.375%, 01/15/2014 144A	190,000	199,025
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A	200,000	198,000

		1,079,587

Road & Rail 3.1%
Bombardier, Inc., 6.30%, 05/01/2014 144A (p)	5,000,000	4,939,655
Goodrich Corp., 7.625%, 12/15/2012	5,000,000	5,711,395

		10,651,050

INFORMATION TECHNOLOGY 0.1%
IT Services 0.1%
Stratus Technologies, Inc., 10.375%, 12/01/2008 144A	200,000	200,000

MATERIALS 2.2%
Chemicals 0.4%
Airgas, Inc., 9.125%, 10/01/2011	175,000	198,625
Equistar Chemicals LP, 10.625%, 05/01/2011	200,000	225,000
FMC Corp., 10.25%, 11/01/2009	175,000	207,375
Huntsman Advanced Materials LLC, 11.625%, 10/15/2010	175,000	193,375
Lyondell Chemical Co., 9.50%, 12/15/2008	175,000	183,750
Nalco Co., 7.75%, 11/15/2011 144A	165,000	174,487
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	175,000	204,750
Scotts Co., 6.625%, 11/15/2013 144A	200,000	207,000

		1,594,362

Containers & Packaging 0.2%
Graphic Packaging International, Inc., 8.50%, 08/15/2011	175,000	194,250
Owens-Brockway Glass Container, Inc., 8.875%, 02/15/2009	175,000	190,969
Stone Container Corp., 9.75%, 02/01/2011	200,000	223,000

		608,219

Metals & Mining 0.1%
Massey Energy Co., 6.625%, 11/15/2010	95,000	95,950
Peabody Energy Corp., 5.875%, 04/15/2016	65,000	60,775

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Metals & Mining continued
U.S. Steel Corp., 10.75%, 08/01/2008	$114,000	$133,950

		290,675

Paper & Forest Products 1.5%
Georgia Pacific Corp., 8.125%, 05/15/2011 (p)	200,000	226,500
Weyerhaeuser Co., 8.50%, 01/15/2025	4,000,000	4,793,036

		5,019,536

TELECOMMUNICATION SERVICES 4.8%
Diversified Telecommunication Services 3.4%
Bellsouth Telecommunications, 6.125%, 09/23/2008	2,950,000	3,186,147
Insight Midwest LP, 10.50%, 11/01/2010	175,000	191,625
TCI Communications, Inc., 8.75%, 08/01/2015	3,000,000	3,676,683
Verizon New York, Inc., Ser. A, 6.875%, 04/01/2012	4,000,000	4,381,780

		11,436,235

Wireless Telecommunications Services 1.4%
Intelsat, Ltd., 6.50%, 11/01/2013 (p)	5,000,000	4,593,295
Nextel Communications, Inc.:
5.95%, 03/15/2014 (p)	200,000	189,000
6.875%, 10/31/2013	79,000	80,185
Rural Cellular Corp., 8.25%, 03/15/2012 144A	15,000	15,563

		4,878,043

UTILITIES 6.0%
Aerospace & Defense 1.5%
Raytheon Co., 5.375%, 04/01/2013	5,000,000	5,021,500

Electric Utilities 1.5%
FirstEnergy Corp., Ser. B, 6.45%, 11/15/2011	5,000,000	5,271,845

Gas Utilities 0.1%
Western Gas Resources, Inc., 10.00%, 06/15/2009	400,000	422,000

Multi-Utilities & Unregulated Power 2.9%
Constellation Energy Group, Inc., 4.55%, 06/15/2015	4,000,000	3,607,816
Duke Energy Corp., 8.25%, 10/15/2004	3,000,000	3,077,421
Niagara Mohawk Power Corp., 7.75%, 05/15/2006	2,000,000	2,190,126
Pacific Gas & Electric Co., 4.80%, 03/01/2014	1,000,000	958,624
Reliant Resources, Inc., 9.25%, 07/15/2010	175,000	188,125

		10,022,112

Total Corporate Bonds (cost $252,643,741)		249,297,225

FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 1.0%
Hungary, 8.50%, 10/12/2004, HUF (cost $3,577,566)	750,000,000	3,541,892

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES 0.8%
FHLMC:
6.00%, 01/01/2032	$21,188	$21,693
7.50%, 09/01/2013-05/01/2015 ##	176,537	188,450
FNMA:
5.125%, 01/02/2014 (p)	2,500,000	2,464,027
7.00%, 07/01/2029	11,146	11,796

Total Mortgage-Backed Securities (cost $2,696,665)		2,685,966

YANKEE OBLIGATIONS-CORPORATE 12.9%
CONSUMER STAPLES 1.2%
Beverages 1.2%
Cia Brasileira De Bebida, 8.75%, 09/15/2013 144A	4,000,000	4,250,000

ENERGY 1.5%
Oil & Gas 1.5%
Transocean, Inc., 7.375%, 04/15/2018	4,582,000	5,278,134

FINANCIALS 2.8%
Insurance 2.8%
Axa SA, 8.60%, 12/15/2030	4,000,000	4,986,228
Montpelier Re Holdings, Ltd. 6.125%, 08/15/2013	4,500,000	4,559,832

		9,546,060

INDUSTRIALS 3.0%
Industrial Conglomerates 3.0%
Hutchison Whampoa International, Ltd., 6.50%, 02/13/2013 144A	5,000,000	5,044,880
Tyco International Group SA, 6.00%, 11/15/2013 144A	5,000,000	5,077,785

		10,122,665

MATERIALS 0.6%
Paper & Forest Products 0.6%
Millar Western Forest Products, 7.75%, 11/15/2013 144A	20,000	21,100
Nexfor, Inc., 7.25%, 07/01/2012	2,000,000	2,196,194

		2,217,294

TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.4%
Telecom Italia Capital, 5.25%, 11/15/2013 144A	5,000,000	4,938,760

Wireless Telecommunications Services 0.1%
Rogers Wireless, Inc., 6.375%, 03/01/2014 144A	175,000	165,375

UTILITIES 2.3%
Electric Utilities 1.5%
Transalta Corp, 5.75%, 12/15/2013	5,000,000	4,946,655

Oil & Gas 0.8%
Petrobras International Finance Co., 8.375%, 12/10/2018	3,000,000	2,835,000

Total Yankee Obligations-Corporate (cost $45,112,331)		44,299,943

YANKEE OBLIGATIONS-GOVERNMENT 1.7%
United Mexican States, 5.875%, 01/15/2014 (p) (cost $5,868,037)	6,000,000	5,823,000

 See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Shares	Value

MUTUAL FUND SHARES 2.1%
PIMCO High Income Fund (cost $7,729,358)	513,000	$7,043,490

PREFERRED STOCKS 0.1%
FINANCIALS 0.1%
Diversified Financial Services 0.1%
Fleet Capital Trust (cost $500,000)	20,000	511,600

SHORT-TERM INVESTMENTS 13.2%

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS 0.6%
U.S. Treasury Bills, 1.08%, 08/12/2004 (f) †	$2,200,000	2,194,089

	Shares	Value

MUTUAL FUND SHARES 12.6%
Evergreen Institutional Money Market Fund (o)	1,320,601	1,320,601
Navigator Prime Portfolio (pp)	41,618,310	41,618,310

		42,938,911

Total Short-Term Investments (cost $45,133,000)		45,133,000

Total Investments (cost $385,681,147) 111.3%		381,057,124
Other Assets and Liabilities (11.3%)		(38,675,710)

Net Assets 100.0%		$342,381,414

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(f)	All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
†	Rate shown represents the yield to maturity at date of purchase.
#	When-issued or delayed delivery security.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations:
FNMA	Federal National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corp.
FRN	Floating Rate Note
HUF	Hungarian Forint
REIT	Real Estate Investment Trust

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

Assets
Investments in securities, at value (cost $385,681,147) including $40,853,555 of securities loaned	$381,057,124
Foreign currency, at value (cost $115)	107
Receivable for Fund shares sold	81,956
Interest and dividends receivable	5,486,715
Receivable for securities lending income	4,491
Prepaid expenses and other assets	184,344

Total assets	386,814,737

Liabilities
Dividends payable	599,490
Payable for securities purchased	1,210,044
Payable for Fund shares redeemed	624,834
Payable for securities on loan	41,618,310
Payable for daily variation margin on open futures contracts	269,063
Advisory fee payable	9,943
Distribution Plan expenses payable	12,003
Due to other related parties	8,715
Accrued expenses and other liabilities	80,921

Total liabilities	44,433,323

Net assets	$342,381,414

Net assets represented by
Paid-in capital	$390,870,118
Overdistributed net investment income	(483,222)
Accumulated net realized losses on securities, foreign currency related transactions and futures contracts	(44,275,458)
Net unrealized gains or losses on securities, foreign currency related transactions and futures contracts	(3,730,024)

Total net assets	$342,381,414

Net assets consists of
Class A	$275,755,139
Class B	25,824,831
Class C	38,490,469
Class I	2,310,975

Total net assets	$342,381,414

Shares outstanding
Class A	18,670,830
Class B	1,748,528
Class C	2,606,117
Class I	156,473

Net asset value per share
Class A	$14.77
Class A -- Offering price (based on sales charge of 4.75%)	$15.51
Class B	$14.77
Class C	$14.77
Class I	$14.77

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2004

Investment income
Interest	$21,326,539
Dividends	281,754

Total investment income	21,608,293

Expenses
Advisory fee	1,742,710
Distribution Plan expenses
Class A	912,599
Class B	276,742
Class C	442,215
Administrative services fee	378,933
Transfer agent fees	756,747
Trustees’ fees and expenses	5,357
Printing and postage expenses	45,717
Custodian and accounting fees	108,700
Registration and filing fees	38,082
Professional fees	24,108
Other	37,129

Total expenses	4,769,039
Less: Expense reductions	(3,705)
Fee waivers and expense reimbursements	(13,847)

Net expenses	4,751,487

Net investment income	16,856,806

Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts
Net realized gains or losses on:
Securities	7,988,872
Foreign currency related transactions	33,627
Futures contracts	(2,436,155)

Net realized gains on securities, foreign currency related transactions and futures contracts	5,586,344
Net change in unrealized gains or losses on securities, foreign currency related transactions and futures contracts	(15,614,330)

Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	(10,027,986)

Net increase in net assets resulting from operations	$6,828,820

 See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2004		2003

Operations
Net investment income		$16,856,806		$20,996,142
Net realized gains on securities, foreign currency related transactions and futures contracts		5,586,344		9,731,009
Net change in unrealized gains or losses on securities, foreign currency related transactions and futures contracts		(15,614,330)		7,310,653

Net increase in net assets resulting from operations		6,828,820		38,037,804

Distributions to shareholders from
Net investment income
Class A		(15,198,914)		(18,272,267)
Class B		(1,186,466)		(1,184,413)
Class C		(1,898,544)		(2,206,336)
Class I		(162,471)		(67,251)

Total distributions to shareholders		(18,446,395)		(21,730,267)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	362,207	5,511,500	1,481,355	21,845,129
Class B	451,342	6,871,941	677,706	10,000,437
Class C	307,989	4,687,644	426,470	6,296,087
Class I	69,019	1,049,350	352,088	5,201,827

		18,120,435		43,343,480

Net asset value of shares issued in reinvestment of distributions
Class A	611,529	9,254,418	741,379	10,963,641
Class B	44,009	665,861	45,204	669,071
Class C	81,748	1,237,149	96,774	1,431,987
Class I	1,518	22,947	774	11,455

		11,180,375		13,076,154

Automatic conversion of Class B shares to Class A shares
Class A	27,179	413,022	32,698	486,881
Class B	(27,179)	(413,022)	(32,698)	(486,881)

		0		0

Payment for shares redeemed
Class A	(3,504,087)	(53,099,113)	(4,208,009)	(61,957,227)
Class B	(506,299)	(7,674,174)	(386,863)	(5,697,146)
Class C	(898,190)	(13,598,071)	(1,007,555)	(14,873,551)
Class I	(126,148)	(1,885,559)	(165,145)	(2,418,714)

		(76,256,917)		(84,946,638)

Net asset value of shares issued in acquisition
Class A	0	0	2,579,947	37,764,120
Class B	0	0	165,564	2,423,469
Class C	0	0	3,325,020	48,669,466
Class I	0	0	3,931	57,540

		0		88,914,595

Net increase (decrease) in net assets resulting from capital share transactions		(46,956,107)		60,387,591

Total increase (decrease) in net assets		(58,573,682)		76,695,128
Net assets
Beginning of period		400,955,096		324,259,968

End of period		$342,381,414		$400,955,096

Overdistributed net investment income		$(483,222)		$(558,241)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Diversified Bond Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations

NOTES TO FINANCIAL STATEMENTS continued

resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers and premium amortization.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. Prior to April 1, 2004, the Fund paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, which started at 0.41% and declined to 0.16% as the Fund’s average daily net assets increased.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended April 30, 2004, EIMC waived its fee in the amount of $10,985 and reimbursed expenses relating to Class A shares in the amount of $2,862. Total amounts subject to recoupment as of April 30, 2004 were $19,540.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. ACQUISITION

Effective at the close of business on June 7, 2002, the Fund acquired the net assets of Evergreen Quality Income Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C and Class I shares of Evergreen Quality Income Fund at an exchange ratio of 0.87, 0.87, 0.87 and 0.90 for Class A, Class B, Class C and Class I shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $599,698. The aggregate net assets of the Fund and Evergreen Quality Income Fund immediately prior to the acquisition were $321,141,608 and $88,914,595, respectively. The aggregate net assets of the Fund immediately after the acquisition were $410,056,203.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2004:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$34,982,779	$539,120,938	$33,117,477	$566,275,347

At April 30, 2004, the Fund had open short futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at April 30, 2004	Unrealized Gain

June 30, 2004	820 U.S. Treasury Bond Futures	$91,503,908	$90,610,000	$893,908

The Fund loaned securities during the year ended April 30, 2004 to certain brokers. At April 30, 2004, the value of securities on loan and the value of collateral amounted to $40,853,555 and $41,618,310, respectively. During the year ended April 30, 2004, the Fund earned $42,223 in income from securities lending which is included in interest income on the Statement of Operations.

On April 30, 2004, the aggregate cost of securities for federal income tax purposes was $386,428,133. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,360,878 and $9,731,887, respectively, with a net unrealized depreciation of $5,371,009.

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2004, the Fund had $42,634,473 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010

$7,055,922	$19,652,642	$11,338,929	$4,586,980

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2004, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryover

$483,222	$5,371,009	$42,634,473

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization adjustments and marked to market income on futures contracts.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2004	2003

Ordinary Income	$18,446,395	$21,730,267

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended April 30, 2004, the Fund had no borrowings under this agreement.

12. SUBSEQUENT EVENT

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund’s shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Diversified Bond Fund, a series of Evergreen Fixed Income Trust, as of April 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Diversified Bond Fund, as of April 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 4, 2004

APPENDIX C

Financial Statements Included in the Annual Report of the
Acquired Fund for the Fiscal Year Ended November 30, 2004

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended November 30,

	2004	2003	2002(1)	2001	2000

Net asset value, beginning of period	$14.03	$13.22	$13.79	$13.44	$13.88

Income from investment operations
Net investment income	0.86	0.88	0.93	1.02	1.07
Net realized and unrealized gains or losses investments	0.02	0.85	(0.53)	0.36	(0.47)

Total from investment operations	0.88	1.73	0.40	1.38	0.60
Less distributions from
Net investment income	(0.88)	(0.92)	(0.97)	(1.03)	(1.04)

Net asset value, end of period	$14.03	$14.03	$13.22	$13.79	$13.44

Market asset value, end of period	$12.72	$13.10	$12.56	$14.39	$12.63

Total return
Based on market value(2)	3.82%	11.71%	(6.17%)	22.89%	7.39%

Ratios and supplemental data
Net assets, end of period (in thousands)	$97,235	$97,277	$91,666	$94,577	$91,334
Ratios to average net assets
Expenses(3)	0.94%	0.91%	1.01%	0.98%	0.99%
Net investment income	6.10%	6.43%	6.96%	7.43%	7.89%
Portfolio turnover rate	23%	45%	40%	63%	21%

(1)

Effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investments Companies, and began amortizing premiums and accreting discounts on its fixed-income securities. The effects of this change for the year ended November 30, 2002 was a decrease to net investment income per share and an increase to net realized gains or losses per share by $0.03 and $0.03, respectively, and a decrease to the ratio of net investment income to average net assets of 0.25%. The above per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(2)

The market value total return is based on the market value on the first and last day of each period. Dividends and other distributions are reinvested at prices obtained by the Fund’s Automatic Dividend Investment Plan. Total return does not reflect brokerage commissions.

(3)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

November 30, 2004

	Principal Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 2.5%
Fixed-rate 2.5%
FNMA:
Ser. 2002-T12, Class A3, 7.50%, 05/25/2042 ##	$47,768	$51,685
Ser. 2002-T19, Class A3, 7.50%, 07/25/2042 ##	695,129	746,829
Ser. 2003-W1, Class 2A, 7.50%, 12/25/2042 ##	778,197	833,702
Ser. 2003-W2, Class 1A3, 7.50%, 07/25/2042 ##	253,025	271,843
Ser. 2003-W4, Class 4A, 7.50%, 10/25/2042 ##	502,115	539,190

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $2,447,568)		2,443,249

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 2.0%
Fixed-rate 2.0%
FHLMC:
9.00%, 12/01/2016 ##	407,717	455,331
9.50%, 12/01/2022	48,376	54,415
FNMA:
9.00%, 02/01/2025-09/01/2030	370,326	417,239
10.00%, 09/01/2010- 04/01/2021	249,274	277,825
GNMA:
8.00%, 03/15/2022-08/15/2024	172,423	188,570
8.25%, 05/15/2020	125,973	138,424
8.50%, 09/15/2024-01/15/2027	102,567	112,621
9.00%, 12/15/2019-03/15/2021	69,106	77,699
9.50%, 09/15/2019	81,583	92,202
10.00%, 01/15/2019-03/15/2020	70,165	78,581

Total Agency Mortgage-Backed Pass Through Securities (cost $1,770,590)		1,892,907

CORPORATE BONDS 82.2%
CONSUMER DISCRETIONARY 18.8%
Auto Components 1.3%
American Axle & Manufacturing, Inc., 5.25%, 02/11/2014	500,000	477,666
Dana Corp., 9.00%, 08/15/2011	250,000	301,250
Dura Operating Corp., Ser. B, 8.625%, 04/15/2012	250,000	255,625
HLI Operating, Inc., 10.50%, 06/15/2010	211,000	226,825

		1,261,366

Automobiles 1.6%
Chrysler Corp., 7.45%, 03/01/2027	939,000	1,012,290
General Motors Corp., 8.375%, 07/15/2033	500,000	510,362

		1,522,652

Hotels, Restaurants & Leisure 3.4%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	250,000	279,687
Darden Restaurants, Inc., 7.125%, 02/01/2016	500,000	567,722
Gaylord Entertainment Co., 6.75%, 11/15/2014 144A	216,000	217,080
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	260,000	297,050
La Quinta Properties, Inc., 7.00%, 08/15/2012 144A	75,000	79,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure continued
McDonald’s Corp., 7.31%, 09/15/2027	$1,000,000	$1,065,738
MTR Gaming Group, Inc., 9.75%, 04/01/2010	250,000	273,750
Town Sports International, Inc., 9.625%, 04/15/2011	250,000	271,250
Wynn Resorts, Ltd., 6.625%, 12/01/2014 144A#	250,000	246,875

		3,298,652

Household Durables 2.5%
Centex Corp., 7.875%, 02/01/2011	500,000	574,444
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	250,000	290,000
Meritage Corp., 9.75%, 06/01/2011	250,000	279,375
Pulte Homes, Inc., 7.875%, 08/01/2011	500,000	573,781
Schuler Homes, Inc., 10.50%, 07/15/2011	250,000	286,250
WCI Communities, Inc., 9.125%, 05/01/2012	400,000	448,000

		2,451,850

Internet & Catalog Retail 0.6%
InterActiveCorp., 7.00%, 01/15/2013	500,000	546,309

Media 7.5%
CSC Holdings, Inc., 7.625%, 04/01/2011	250,000	268,750
Dex Media West LLC, 8.50%, 08/15/2010	175,000	196,000
Houghton Mifflin Co., 9.875%, 02/01/2013	400,000	442,000
Lenfest Communications, Inc., 8.375%, 11/01/2005	1,150,000	1,203,584
Mediacom Capital Corp., 9.50%, 01/15/2013	400,000	393,000
MediaNews Group, Inc., 6.375%, 04/01/2014	250,000	248,750
News America Holdings, Inc., 9.50%, 07/15/2024	500,000	679,810
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012	400,000	480,000
Time Warner, Inc., 9.125%, 01/15/2013	2,700,000	3,418,397

		7,330,291

Specialty Retail 1.8%
CSK Auto, Inc., 7.00%, 01/15/2014	250,000	248,750
Group 1 Automotive, Inc., 8.25%, 08/15/2013	250,000	266,875
Payless Shoesource, Inc., 8.25%, 08/01/2013	215,000	220,913
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011	250,000	293,750
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011	250,000	272,500
United Auto Group, Inc., 9.625%, 03/15/2012	400,000	449,000

		1,751,788

Textiles, Apparel & Luxury Goods 0.1%
Warnaco Group, Inc., 8.875%, 06/15/2013	75,000	83,063

CONSUMER STAPLES 3.0%
Beverages 1.2%
Anheuser-Busch Companies, Inc., 6.80%, 01/15/2031	500,000	581,395
Panamerican Beverages, Inc., 7.25%, 07/01/2009	500,000	557,500

		1,138,895

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food & Staples Retailing 1.2%
Roundy’s, Inc., Ser. B, 8.875%, 06/15/2012	$250,000	$276,250
Safeway, Inc., 7.25%, 02/01/2031	500,000	556,650
Wal-Mart Stores, Inc., 8.85%, 01/02/2015	300,000	378,763

		1,211,663

Food Products 0.5%
B&G Foods Holdings Corp., 8.00%, 10/01/2011	10,000	10,550
Chiquita Brands International, Inc., 7.50%, 11/01/2014 144A	250,000	254,375
Dole Food Co., Inc., 7.25%, 06/15/2010	225,000	235,125

		500,050

Personal Products 0.1%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A	100,000	107,250

ENERGY 8.7%
Energy Equipment & Services 1.1%
Dresser, Inc., 9.375%, 04/15/2011	400,000	442,000
Hornbeck Offshore Services, Inc., 6.125%, 12/01/2014 144A	35,000	34,737
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	250,000	261,563
SESI LLC, 8.875%, 05/15/2011	250,000	275,000

		1,013,300

Oil & Gas 7.6%
Atlantic Richfield Co., 10.875%, 07/15/2005	750,000	785,301
Frontier Oil Corp., 6.625%, 10/01/2011 144A	50,000	51,250
Magellan Midstream Partners LP, 6.45%, 06/01/2014	500,000	538,144
Occidental Petroleum Corp., 8.45%, 02/15/2029	2,150,000	2,856,522
Pemex Project Funding Master Trust, 7.375%, 12/15/2014	400,000	437,400
Pennzoil Co., 10.125%, 11/15/2009	1,500,000	1,827,843
Plains Exploration & Production Co., 8.75%, 07/01/2012	250,000	282,500
Sunoco, Inc., 9.00%, 11/01/2024	500,000	639,442

		7,418,402

FINANCIALS 24.9%
Capital Markets 0.6%
Lehman Brothers, Inc., 11.625%, 05/15/2005	583,000	605,022

Commercial Banks 1.8%
FBOP Corp., 10.00%, 01/15/2009 144A	500,000	557,500
First Massachusetts Bank, 7.625%, 06/15/2011	1,000,000	1,162,406

		1,719,906

Consumer Finance 1.6%
Capital One Financial Corp., 6.25%, 11/15/2013	500,000	531,686
GMAC, 6.875%, 09/15/2011	500,000	510,686
Sprint Capital Corp., 6.875%, 11/15/2028	500,000	532,898

		1,575,270

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financial Services 2.5%
ERAC USA Finance Co., 8.00%, 01/15/2011 144A	$165,000	$193,286
GE Capital Corp., 6.75%, 03/15/2032	500,000	573,315
Household Finance Corp., 7.875%, 03/01/2007	500,000	546,340
Hutchison Whampoa Financial Services, Ltd., 7.45%, 08/01/2017 144A	500,000	550,650
National Rural Utilities Cooperative Finance, 7.25%, 03/01/2012	500,000	573,109

		2,436,700

Insurance 2.1%
Couche Tard LP, 7.50%, 12/15/2013	50,000	54,500
Crum & Forster Holdings Corp., 10.375%, 06/15/2013	400,000	445,000
Fund American Companies, Inc., 5.875%, 05/15/2013	500,000	502,353
Montpelier Re Holdings, Ltd, 6.125%, 08/15/2013	500,000	510,414
Nationwide Financial Services, Inc., 8.00%, 03/01/2027	500,000	551,219

		2,063,486

Real Estate 3.0%
CarrAmerica Realty Corp., 7.125%, 01/15/2012 REIT	500,000	557,678
Colonial Realty, Ltd., 6.25%, 06/15/2014 REIT	500,000	514,119
Health Care Property, Inc., 6.00%, 03/01/2015 REIT	1,000,000	1,027,638
HRPT Properties Trust, 6.40%, 02/15/2015 REIT	500,000	525,878
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014 REIT	20,000	20,500
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT	250,000	269,375

		2,915,188

Trust Preferred 13.3%
BankAmerica Capital II, 8.00%, 12/15/2026	1,000,000	1,083,372
BT Capital Trust, Ser. B, 7.90%, 01/15/2027	271,000	301,912
BT Institutional Capital Trust, Ser. A, 8.09%, 12/01/2026 144A	1,000,000	1,116,940
Citicorp Lease Trust, Ser.1999-1, Class A2, 8.04%, 12/15/2019 144A	500,000	586,032
Dime Capital Trust I, 9.33%, 05/06/2027	500,000	569,497
Dominion Resources Capital Trust I, 7.83%, 12/01/2027	500,000	538,866
First Empire Capital Trust I, 8.23%, 02/01/2027	700,000	778,866
First Tennessee Capital II, Ser. B, 6.30%, 04/15/2034	500,000	492,261
Firstar Capital Trust I, Ser. B, 8.32%, 12/15/2026	500,000	550,356
Goldman Sachs Capital I, 6.35%, 02/15/2034	600,000	608,718
HSBC American Capital Trust I, 7.81%, 12/15/2026 144A	1,000,000	1,079,762
Investors Capital Trust I, Ser. B, 9.77%, 02/01/2027	885,000	942,026
Keycorp Capital III, 7.75%, 07/15/2029	1,240,000	1,448,189
MBNA Capital, Ser. A, 8.28%, 12/01/2026	1,750,000	1,908,169
Washington Mutual Capital I, 8.375%, 06/01/2027	850,000	941,443

		12,946,409

HEALTH CARE 1.6%
Health Care Providers & Services 1.4%
CIGNA Corp., 8.30%, 01/15/2033	500,000	606,540
Extendicare Health Services, Inc., 9.50%, 07/01/2010	250,000	281,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services continued
Service Corp. International, 7.70%, 04/15/2009	$250,000	$273,750
Triad Hospitals, Inc., 7.00%, 11/15/2013	250,000	257,500

		1,419,040

Pharmaceuticals 0.2%
Jean Coutu Group, Inc., 8.50%, 08/01/2014 144A	175,000	178,500

INDUSTRIALS 8.4%
Aerospace & Defense 0.9%
Goodrich Corp., 6.80%, 02/01/2018	250,000	269,534
Lockheed Martin Corp., 8.20%, 12/01/2009	500,000	588,642

		858,176

Air Freight & Logistics 2.4%
FedEx Corp., 9.65%, 06/15/2012	1,800,000	2,316,249

Airlines 1.7%
Continental Airlines, Inc., Ser. 2000-2, Class A1, 7.71%, 04/02/2021	823,780	807,256
Northwest Airlines, Inc.:
Ser. 1999-2, Class C, 8.30%, 09/01/2010	756,855	618,338
Ser. 2001-1, Class 1C, 7.63%, 04/01/2010	327,862	262,138

		1,687,732

Commercial Services & Supplies 1.3%
Cenveo Corp., 7.875%, 12/01/2013	255,000	242,250
Geo Group, Inc., 8.25%, 07/15/2013	250,000	266,250
Hines Nurseries, Inc., 10.25%, 10/01/2011	175,000	192,063
Mobile Mini, Inc., 9.50%, 07/01/2013	250,000	291,250
NationsRent Co., Inc., 9.50%, 10/15/2010	250,000	281,250

		1,273,063

Machinery 1.5%
Case New Holland, Inc., 9.25%, 08/01/2011 144A	250,000	278,124
Cummins, Inc., 9.50%, 12/01/2010	25,000	28,563
Navistar International Corp., 7.50%, 06/15/2011	110,000	119,350
Terex Corp., 7.375%, 01/15/2014	240,000	258,600
Toro Co., 7.80%, 06/15/2027	500,000	556,283
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A	250,000	248,750

		1,489,670

Road & Rail 0.6%
Union Pacific Corp., 6.625%, 02/01/2029	500,000	538,887

INFORMATION TECHNOLOGY 0.9%
Electronic Equipment & Instruments 0.4%
Celestica, Inc., 7.875%, 07/01/2011	115,000	122,475
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	250,000	270,000

		392,475

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
IT Services 0.5%
Iron Mountain, Inc., 6.625%, 01/01/2016	$250,000	$236,875
Stratus Technologies, Inc., 10.375%, 12/01/2008	250,000	225,000

		461,875

MATERIALS 7.6%
Chemicals 2.2%
Equistar Chemicals LP, 10.625%, 05/01/2011	400,000	464,000
FMC Corp., 10.25%, 11/01/2009	205,000	236,775
Huntsman Advanced Materials LLC:
11.00%, 07/15/2010 144A	250,000	298,125
11.625%, 10/15/2010	180,000	215,100
Lyondell Chemical Co.:
9.50%, 12/15/2008	395,000	432,525
10.50%, 06/01/2013	155,000	184,450
Millennium America, Inc., 9.25%, 06/15/2008	250,000	283,125

		2,114,100

Containers & Packaging 2.3%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026	450,000	425,250
Graphic Packaging International, Inc., 8.50%, 08/15/2011	200,000	222,500
Owens-Brockway Glass Containers, 6.75%, 12/01/2014 144A#	250,000	251,875
Rock-Tenn Co., 8.20%, 08/15/2011	500,000	586,426
Sealed Air Corp., 6.875%, 07/15/2033 144A	500,000	527,880
Stone Container Corp., 9.75%, 02/01/2011	250,000	277,500

		2,291,431

Metals & Mining 1.0%
Century Aluminum Co., 7.50%, 08/15/2014 144A	75,000	79,125
Foundation Pennsylvania Coal Co., 7.25%, 08/01/2014 144A	100,000	107,500
Freeport-McMoRan Copper & Gold, Inc., 10.125%, 02/01/2010	400,000	451,000
U.S. Steel Corp., 10.75%, 08/01/2008	260,000	308,100

		945,725

Paper & Forest Products 2.1%
Abitibi-Consolidated, Inc., 8.55%, 08/01/2010	1,000,000	1,082,500
Boise Cascade LLC, 7.125%, 10/15/2014 144A	30,000	31,500
Neenah Paper, Inc., 7.375%, 11/15/2014 144A	250,000	255,000
Weyerhaeuser Co., 7.95%, 03/15/2025	547,000	658,870

		2,027,870

TELECOMMUNICATION SERVICES 4.1%
Diversified Telecommunication Services 2.4%
GTE Corp., 7.90%, 02/01/2027	1,000,000	1,082,635
Insight Midwest LP, 10.50%, 11/01/2010	400,000	440,000
Qwest Corp., 7.875%, 09/01/2011 144A	225,000	241,312
Telus Corp., 8.00%, 06/01/2011	500,000	585,878

		2,349,825

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services 1.7%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012	$800,000	$959,113
Intelsat, Ltd., 6.50%, 11/01/2013	750,000	640,402
Rural Cellular Co., 8.25%, 03/15/2012	20,000	21,050

		1,620,565

UTILITIES 4.2%
Electric Utilities 3.8%
Black Hills Corp., 6.50%, 05/15/2013	500,000	508,758
Niagara Mohawk Power Corp., 9.75%, 11/01/2005	2,494,000	2,647,835
Progress Energy, Inc., 6.85%, 04/15/2012	500,000	553,071

		3,709,664

Multi-Utilities & Unregulated Power 0.4%
NRG Energy, Inc., 8.00%, 12/15/2013 144A	100,000	111,000
Reliant Energy, Inc., 9.50%, 07/15/2013	250,000	288,125

		399,125

Total Corporate Bonds (cost $73,993,003)		79,971,484

MUNICIPAL OBLIGATIONS 0.5%
HOUSING 0.5%
Virginia HDA RB, Ser. J, 6.75%, 12/01/2021 (cost $538,994)	500,000	528,195

YANKEE OBLIGATIONS-CORPORATE 7.3%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
Rogers Cable, Inc., 6.75%, 03/15/2015 144A	125,000	127,500

CONSUMER STAPLES 1.0%
Beverages 1.0%
Companhia Brasileira De Bebidas, 10.50%, 12/15/2011	750,000	930,000

ENERGY 0.8%
Oil & Gas 0.8%
Petroleos Mexicanos, 9.25%, 03/30/2018	600,000	729,000

FINANCIALS 0.8%
Commercial Banks 0.8%
Banco Bradesco SA, 8.75%, 10/24/2013	750,000	810,000

INDUSTRIALS 1.2%
Industrial Conglomerates 1.2%
Tyco International Group SA:
6.375%, 10/15/2011	500,000	550,649
7.00%, 06/15/2028	500,000	566,361

		1,117,010

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2004

	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE continued
MATERIALS 0.0%
Paper & Forest Products 0.0%
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013	$25,000	$26,875

TELECOMMUNICATION SERVICES 3.4%
Diversified Telecommunication Services 2.3%
British Telecommunications plc, 8.375%, 12/15/2010	750,000	894,233
France Telecom SA, 9.25%, 03/01/2031	1,000,000	1,324,102

		2,218,335

Wireless Telecommunications Services 1.1%
Rogers Cantel, Inc., 9.75%, 06/01/2016	250,000	295,625
Vodafone Group plc, 7.75%, 02/15/2010	700,000	810,443

		1,106,068

Total Yankee Obligations-Corporate (cost $6,203,177)		7,064,788

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 0.9%
Residential Accredit Loans, Inc., Ser. 1997-QS3, Class M2, 7.75%, 04/25/2027 (cost $901,563)	891,258	890,817

	Shares	Value

PREFERRED STOCK 0.7%
TELECOMMUNICATION SERVICES 0.7%
Diversified Telecommunication Services 0.7%
Centaur Funding Corp., 9.08%, 04/21/2020 144A (cost $625,025)	500	645,938

	Principal Amount	Value

SHORT-TERM INVESTMENTS 2.6%
REPURCHASE AGREEMENT 2.6%
State Street Corp. 1.88%, dated 11/30/2004, due 12/1/2004, maturity value $2,494,323 (cost $2,494,193) †	$2,494,193	2,494,193

Total Investments (cost $88,974,113) 98.7%		95,931,571
Other Assets and Liabilities 1.3%		1,302,985

Net Assets 100.0%		$97,234,556

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
#	When-issued or delayed delivery securities
†	The repurchase agreement is fully collateralized by $2,585,000 FNMA, 1.75%, 03/30/2006; value including accrued interest is $2,557,795.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2004

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HDA	Housing Development Authority
RB	Revenue Bond
REIT	Real Estate Investment Trust

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of November 30, 2004 (unaudited):

AAA	5.3%
AA	3.6%
A	20.8%
BBB	44.0%
BB	8.8%
B	14.9%
NR	2.6%

100.0%

The following table shows the percent of total bonds by maturity as of November 30, 2004 (unaudited):

1 to 3 year(s)	7.9%
3 to 5 years	5.6%
5 to 10 years	43.4%
10 to 20 years	11.7%
20 to 30 years	28.8%
Greater than 30 years	2.6%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2004

Assets
Investments in securities, at value (cost $88,974,113)	$95,931,571
Cash	11,351
Principal paydown receivable	56,061
Interest receivable	1,966,701
Prepaid expenses and other assets	867

Total assets	97,966,551

Liabilities
Payable for securities purchased	589,022
Advisory fee payable	51,728
Accrued expenses and other liabilities	91,245

Total liabilities	731,995

Net assets	$97,234,556

Net assets represented by
Common stock, par value $0.01 per share, 10,000,000 shares authorized, 6,932,054 shares issued and outstanding	$69,321
Capital in excess of par value	99,073,733
Accumulated net realized losses on investments	(8,865,956)
Net unrealized gains on investments	6,957,458

Total net assets	$97,234,556

Shares outstanding	6,932,054

Net asset value per share	$14.03

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended November 30, 2004

Investment income
Interest	$6,783,187
Dividend	58,035

Total investment income	6,841,222

Expenses
Advisory fee	656,663
Trustees’ fees and expenses	82,406
Printing and postage expenses	55,086
Custodian and accounting fees	24,336
Professional fees	49,886
Other	75,367

Total expenses	943,744
Less: Expense reductions	(884)
Fee waivers	(28,638)

Net expenses	914,222

Net investment income	5,927,000

Net realized and unrealized gains or losses on investments
Net realized gains on investments	650,032
Net change in unrealized gains or losses on investments	(519,723)

Net realized and unrealized gains or losses on investments	130,309

Net increase in net assets resulting from operations	$6,057,309

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2004	2003

Operations
Net investment income	$5,927,000	$6,123,455
Net realized gains on investments	650,032	84,232
Net change in unrealized gains or losses on investments	(519,723)	5,781,255

Net increase in net assets resulting from operations	6,057,309	11,988,942

Distributions to common shareholders from
Net investment income	(6,100,208)	(6,377,490)

Total increase (decrease) in net assets	(42,899)	5,611,452
Net assets
Beginning of period	97,277,455	91,666,003

End of period	$97,234,556	$97,277,455

Undistributed net investment income	$0	$0

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

Vestaur Securities Fund (the “Fund”) (formerly, Vestaur Securities, Inc.) is a Delaware statutory trust registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income for its shareholders through investment in a diversified portfolio of fixed income securities which management considers to be of high quality.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of securities

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with its custodian bank, State Street Corp.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS continued

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions from net investment income are declared and paid on a quarterly basis. Distributions from net realized capital gains, if any, are paid at least annually. These distributions are recorded on the ex-dividend date and are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to premium amortization and discount accretion.

Shareholders have the option of receiving their dividends in cash or in the Fund’s common stock in accordance with the Fund’s Automatic Dividend Investment Plan. For those dividends paid in common stock, the Fund attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Fund will issue new shares and record the common stock at the greater of (i) the per share net asset value, or (ii) 95% of the market price per share as of the close of business on the last trading day of the month in which the dividend or other distribution is paid.

NOTE 3. ADVISORY FEE AND AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC (“EIMC”), an indirect wholly-owned subsidiary of Wachovia Corporation, is the investment advisor for the Fund and is paid an annual fee of 0.50% of the Fund’s average monthly net assets plus 2.50% of the Fund’s investment income.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended November 30, 2004, the investment advisor waived its fee in the amount of $28,638, which represents 0.03% of the Fund’s average monthly net assets.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

NOTE 4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 10,000,000 shares of common stock with a par value of $0.01 per share. For the year ended November 30, 2004 and the year ended November 30, 2003, the Fund issued no additional shares of common stock.

NOTES TO FINANCIAL STATEMENTS continued

NOTE 5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of non-U.S. Government securities (excluding short-term securities) for the year ended November 30, 2004 were $22,042,910 and $21,797,192, respectively. Cost of purchases and proceeds from sales of U.S. Government securities (excluding short-term securities) were $2,984,715 and $0, respectively.

On November 30, 2004, the aggregate cost of securities for federal income tax purposes was $89,610,255. The gross unrealized appreciation and depreciation on securities based on tax cost was $7,118,611 and $797,295, respectively, with a net unrealized appreciation of $6,321,316.

As of November 30, 2004, the Fund had $8,229,814 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010

$297,773	$1,451,536	$3,049,670	$3,430,835

NOTE 6. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

As of November 30, 2004, the components of distributable earnings on a tax basis consisted of unrealized appreciation in the amount of $6,321,316 and capital loss carryover in the amount of $8,229,814.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and discount accretion.

The tax character of distributions paid was as follows:

	Year Ended November 30,

	2004	2003

Ordinary Income	$6,100,208	$6,377,490

NOTE 8. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

NOTE 9. LITIGATION

From time to time, EIMC is involved in various legal actions in the normal course of business. In EIMC’s opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

NOTE 10. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and prior to that, known as Evergreen Emerging Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by funds advised by EIMC.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on funds advised by EIMC. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased

NOTES TO FINANCIAL STATEMENTS continued

redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the funds.

NOTE 11. SUBSEQUENT DISTRIBUTION TO SHAREHOLDERS

On December 8, 2004, the Fund declared a dividend of $0.21 per share which will be payable on January 18, 2005 to shareholders of record as of December 31, 2004.

This distribution is not reflected in the accompanying financial statements.

NOTE 12. SUBSEQUENT EVENT

At a regular meeting of the Board of Trustees held on December 8, 2004, the Trustees of the Fund approved a proposal brought to them by EIMC to reorganize the Fund into Class I shares of Evergreen Diversified Bond Fund, an open-end series of Evergreen Fixed Income Trust. The Board of Trustees of Evergreen Diversified Bond Fund also approved the proposal at a special meeting held on January 13, 2005.

A meeting of shareholders of the Fund will be held on May 11, 2005 to consider and vote on the reorganization. On or about March 14, 2005, materials for this meeting will be mailed to shareholders of record on February 28, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Vestaur Securities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Vestaur Securities Fund (formerly, Vestaur Securities, Inc.), as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vestaur Securities Fund, as of November 30, 2004, the results of its operations, changes in its net assets and financial highlights for the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts January 14, 2005

APPENDIX D

Unaudited Financial Statements Included in the Semi-Annual Report of the
Acquiring Fund for the Period Ending October 31, 2004

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2004 (unaudited)(1)		Year Ended April 30,

CLASS A			2004(1)	2003	2002(2)	2001(1)	2000(1)

Net asset value, beginning of period	$14.77		$15.25	$14.63	$14.53	$14.28	$15.48

Income from investment operations
Net investment income	0.33		0.70	0.82	0.83	0.97	0.97
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	0.31		(0.42)	0.64	0.13	0.25	(1.14)

Total from investment operations	0.64		0.28	1.46	0.96	1.22	(0.17)

Distributions to shareholders from
Net investment income	(0.36)		(0.76)	(0.84)	(0.86)	(0.97)	(1.03)

Net asset value, end of period	$15.05		$14.77	$15.25	$14.63	$14.53	$14.28

Total return(3)	4.43%		1.82%	10.31%	6.72%	8.81%	(1.06%)

Ratios and supplemental data
Net assets, end of period (thousands)	$264,231		$275,755	$322,963	$300,670	$314,274	$344,296
Ratios to average net assets
Expenses(4)	0.98	% (5)	1.12%	1.09%	1.13%	1.15%	1.19%
Net investment income	4.56	% (5)	4.58%	5.51%	5.68%	6.73%	6.65%
Portfolio turnover rate	90%		157%	109%	116%	176%	175%

(1)	Net investment income per share is based on average shares outstanding during the period.
(2)

As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income  securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been  restated to reflect this change in presentation.

(3)	Excluding applicable sales charges
(4)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
(5)	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2004 (unaudited) (1)		Year Ended April 30,

CLASS B			2004(1)	2003(1)	2002(1,2)	2001(1)	2000(1)

Net asset value, beginning of period	$14.77		$15.25	$14.63	$14.53	$14.28	$15.48

Income from investment operations
Net investment income	0.28		0.59	0.70	0.72	0.86	0.84
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	0.31		(0.42)	0.65	0.13	0.25	(1.12)

Total from investment operations	0.59		0.17	1.35	0.85	1.11	(0.28)

Distributions to shareholders from
Net investment income	(0.31)		(0.65)	(0.73)	(0.75)	(0.86)	(0.92)

Net asset value, end of period	$15.05		$14.77	$15.25	$14.63	$14.53	$14.28

Total return(3)	4.07%		1.10%	9.50%	5.93%	8.00%	(1.80%)

Ratios and supplemental data
Net assets, end of period (thousands)	$24,666		$25,825	$27,252	$19,283	$23,392	$21,694
Ratios to average net assets
Expenses(4)	1.68	% (5)	1.82%	1.84%	1.88%	1.90%	1.94%
Net investment income	3.86	% (5)	3.87%	4.75%	4.92%	5.97%	5.86%
Portfolio turnover rate	90%		157%	109%	116%	176%	175%

(1)	Net investment income per share is based on average shares outstanding during the period.
(2)

As required, effective May 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.03; an increase in net realized gains or losses per share of $0.03; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(3)	Excluding applicable sales charges
(4)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
(5)	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2004 (unaudited)(1)		Year Ended April 30,

CLASS C			2004(1)	2003(1)	2002(2)	2001(1)	2000(1)

Net asset value, beginning of period	$14.77		$15.25	$14.63	$14.53	$14.28	$15.48

Income from investment operations
Net investment income	0.28		0.59	0.70	0.74	0.81	0.88
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	0.31		(0.42)	0.65	0.11	0.30	(1.16)

Total from investment operations	0.59		0.17	1.35	0.85	1.11	(0.28)

Distributions to shareholders from
Net investment income	(0.31)		(0.65)	(0.73)	(0.75)	(0.86)	(0.92)

Net asset value, end of period	$15.05		$14.77	$15.25	$14.63	$14.53	$14.28

Total return(3)	4.07%		1.10%	9.50%	5.93%	8.00%	(1.80%)

Ratios and supplemental data
Net assets, end of period (thousands)	$34,692		$38,490	$47,506	$4,008	$3,077	$603
Ratios to average net assets
Expenses(4)	1.68	%(5)	1.83%	1.84%	1.88%	1.90%	1.93%
Net investment income	3.87	%(5)	3.88%	4.78%	4.91%	5.82%	5.92%
Portfolio turnover rate	90%		157%	109%	116%	176%	175%

(1)	Net investment income per share is based on average shares outstanding during the period.
(2)

As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(3)	Excluding applicable sales charges
(4)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
(5)	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2004 (unaudited)(2)		Year Ended April 30,

CLASS I(1)			2004(2)	2003(2)	2002(2,3)	2001(2)	2000(2)

Net asset value, beginning of period	$14.77		$15.25	$14.63	$14.53	$14.28	$15.48

Income from investment operations
Net investment income	0.36		0.74	0.85	0.87	1.01	0.90
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	0.31		(0.42)	0.65	0.12	0.25	(1.04)

Total from investment operations	0.67		0.32	1.50	0.99	1.26	(0.14)

Distributions to shareholders from
Net investment income	(0.39)		(0.80)	(0.88)	(0.89)	(1.01)	(1.06)

Net asset value, end of period	$15.05		$14.77	$15.25	$14.63	$14.53	$14.28

Total return	4.59%		2.12%	10.59%	6.99%	9.08%	(0.81%)
Ratios and supplemental data
Net assets, end of period (thousands)	$2,725		$2,311	$3,235	$299	$980	$885
Ratios to average net assets
Expenses(4)	0.68	%(5)	0.82%	0.87%	0.88%	0.90%	0.95%
Net investment income	4.83	%(5)	4.87%	5.76%	5.91%	6.97%	6.89%
Portfolio turnover rate	90%		157%	109%	116%	176%	175%

(1)	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
(2)	Net investment income per share is based on average shares outstanding during the period.
(3)

As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(4)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
(5)	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2004 (unaudited)

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES 1.0%
Floating Rate 1.0%
Banc America, Inc., Ser. 2001-7WTA, Class E, 2.66%, 01/27/2006 144A (h) (cost $3,500,000)	$3,500,000	$3,299,038

ASSET-BACKED SECURITIES 3.4%
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6, 7.18%, 02/25/2018	452,155	451,788
GE Capital Mtge. Svcs., Inc., Ser. 1999-H, Class A-7, 6.27%, 04/25/2029	1,034,633	1,052,157
Oakwood Mtge. Investors, Inc., Ser. 1996-C, Class A-5, 7.35%, 04/15/2027	1,851,685	1,943,649
Preferred Term Securities, Ltd., 3.51%, 06/24/2034 144A (h)	2,000,000	2,004,655
Railcar Leasing LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A	2,500,000	2,799,137
Trapeza CDO LLC, Ser. 2004-7A, Class B1, 3.63%, 01/25/2035 144A (h)	3,000,000	2,997,422

Total Asset-Backed Securities (cost $11,080,622)		11,248,808

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.9%
Fixed Rate 1.9%
Greenwich Capital Acceptance, Inc., Ser. 2001-ZC1A, Class A, 6.36%, 06/14/2006 144A (h)	2,874,386	2,974,649
Midland Realty Acceptance Corp., Ser. 1996-C1, Class E, 8.33%, 08/25/2028	2,784,000	3,116,038
Morgan Stanley Capital I, Inc., Ser. 1997-ALIC, Class B, 6.71%, 01/15/2006	89,856	89,861

Total Commercial Mortgage-Backed Securities (cost $5,888,556)		6,180,548

CORPORATE BONDS 76.7%
CONSUMER DISCRETIONARY 13.8%
Auto Components 0.2%
Dana Corp., 9.00%, 08/15/2011	200,000	239,000
Dura Operating Corp.:
9.00%, 05/01/2009	29,000	27,913
Ser. B, 8.625%, 04/15/2012 (p)	165,000	170,981
HLI Operating, Inc., 10.50%, 06/15/2010 (p)	130,000	139,100
Tenneco Automotive, Inc., Ser. B, 10.25%, 07/15/2013	30,000	35,100

		612,094

Automobiles 2.7%
Daimler Chrysler Holdings:
2.71%, 08/08/2006	2,000,000	2,025,142
8.50%, 01/18/2031	2,000,000	2,480,702
General Motors Corp., 8.25%, 07/15/2023	4,000,000	4,176,848

		8,682,692

Distributors 0.6%
Hughes Supply, Inc., 5.50%, 10/15/2014 144A	2,000,000	1,999,152

Hotels, Restaurants & Leisure 0.3%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	175,000	196,437
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	175,000	202,125
La Quinta Properties, Inc., 7.00%, 08/15/2012 144A	60,000	64,725
MTR Gaming Group, Inc., 9.75%, 04/01/2010	200,000	217,000
Seneca Gaming Corp., 7.25%, 05/01/2012	200,000	212,000

		892,287

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables 0.2%
Meritage Corp., 9.75%, 06/01/2011	$175,000	$196,000
Standard Pacific Corp., 7.75%, 03/15/2013	175,000	191,625
WCI Communities, Inc., 9.125%, 05/01/2012 (p)	400,000	446,000

		833,625

Internet & Catalog Retail 0.7%
InterActiveCorp., 7.00%, 01/15/2013	2,000,000	2,215,828

Media 7.4%
British Sky Broadcasting Group, 8.20%, 07/15/2009	4,000,000	4,691,448
Clear Channel Communications, Inc., 5.50%, 09/15/2014	4,000,000	4,044,032
Comcast Corp., 7.05%, 03/15/2033	4,000,000	4,532,896
CSC Holdings, Inc., 7.625%, 04/01/2011	200,000	218,500
Dex Media West LLC, 8.50%, 08/15/2010	285,000	326,325
Emmis Communications Corp., 6.875%, 05/15/2012	90,000	94,950
LIN TV Corp., 6.50%, 05/15/2013	200,000	207,000
Mediacom Capital Corp., 9.50%, 01/15/2013	135,000	132,975
Mediacom LLC, 7.875%, 02/15/2011 (p)	110,000	107,250
Medianews Group Inc., 6.375%, 04/01/2014	175,000	176,313
News America Holdings, Inc., 7.75%, 01/20/2024	4,261,000	5,074,736
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012	175,000	214,812
Time Warner, Inc., 6.625%, 05/15/2029	4,000,000	4,270,620

		24,091,857

Multi-line Retail 1.2%
May Department Stores Co., 4.80%, 07/15/2009 144A	4,000,000	4,101,828

Specialty Retail 0.4%
Cole National Group, Inc., 8.875%, 05/15/2012	155,000	181,931
CSK Auto, Inc., 7.00%, 01/15/2014	175,000	172,375
Group 1 Automotive, Inc., 8.25%, 08/15/2013	200,000	212,500
Michaels Stores, Inc., 9.25%, 07/01/2009	200,000	216,750
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011	175,000	191,188
United Auto Group, Inc., 9.625%, 03/15/2012	175,000	195,562
Warnaco Group, Inc., 8.875%, 06/15/2013	200,000	224,500

		1,394,806

Textiles, Apparel & Luxury Goods 0.1%
Oxford Industries, Inc., 8.875%, 06/01/2011	250,000	271,250

CONSUMER STAPLES 2.4%
Food & Staples Retailing 2.3%
Albertsons, Inc., 7.45%, 08/01/2029	4,000,000	4,619,472
Couche-Tard LP, 7.50%, 12/15/2013	40,000	43,300
Delhaize America, Inc., 8.125%, 04/15/2011	2,000,000	2,314,250
Rite Aid Corp., 8.125%, 05/01/2010	175,000	187,688
Roundy’s, Inc., Ser. B, 8.875%, 06/15/2012 (p)	200,000	218,500

		7,383,210

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products 0.1%
B & G Foods Holdings Corp., 8.00%, 10/01/2011	$10,000	$10,600
Chiquita Brands International, Inc., 7.50%, 11/01/2014 144A	30,000	30,900
Del Monte Foods Co., 8.625%, 12/15/2012	19,000	21,518
Dole Food Co., Inc., 7.25%, 06/15/2010	175,000	184,187

		247,205

Personal Products 0.0%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A	75,000	81,375

ENERGY 5.1%
Energy Equipment & Services 0.1%
Dresser, Inc., 9.375%, 04/15/2011	175,000	195,125
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	100,000	105,625

		300,750

Oil & Gas 5.0%
Amerada Hess Corp., 7.30%, 08/15/2031	4,000,000	4,516,620
Chesapeake Energy Corp., 6.875%, 01/15/2016	175,000	188,125
Duke Capital Corp., 4.37%, 03/01/2009 (p)	4,000,000	4,059,888
Evergreen Resources, Inc., 5.875%, 03/15/2012 (h)	15,000	15,525
Exco Resources, Inc., 7.25%, 01/15/2011	30,000	32,625
Ferrellgas Escrow LLC, 6.75%, 05/01/2014	160,000	166,400
Forest Oil Corp., 7.75%, 05/01/2014	175,000	192,500
Frontier Oil Corp., 6.625%, 10/01/2011 144A	50,000	52,000
Husky Energy, Inc., 6.15%, 06/15/2019	4,000,000	4,319,680
Magellan Midstream Partners LP, 6.45%, 06/01/2014	2,500,000	2,736,130
Stone Energy Corp., 8.25%, 12/15/2011	210,000	228,900

		16,508,393

FINANCIALS 34.9%
Capital Markets 1.2%
Morgan Stanley Co., Inc., 4.75%, 04/01/2014	4,000,000	3,925,876

Commercial Banks 6.3%
FBOP Corp., 10.00%, 01/15/2009 144A	1,000,000	1,110,000
First Empire Capital Trust I, 8.23%, 02/01/2027	3,600,000	4,101,088
Independence Community Bank Corp., FRN, 3.75%, 04/01/2014	4,000,000	3,903,708
Keycorp, FRN, 2.30%, 07/23/2007	4,000,000	4,002,384
Royal Bank of Scotland Group, 2.06%, 12/29/2049	4,000,000	3,491,148
Standard Chartered plc, FRN, 2.375%, 07/29/2049	5,000,000	3,921,000

		20,529,328

Consumer Finance 7.0%
CIT Group, Inc., FRN, 1.91%, 02/15/2007 (p)	4,000,000	4,002,084
Ford Motor Credit Co., 6.50%, 01/25/2007	5,000,000	5,255,995
HSBC Capital Funding LP, 4.61%, 12/29/2049 144A	4,000,000	3,884,912
Ohio National Financial Services, Inc., 6.35%, 04/01/2013 144A	5,000,000	5,263,545
Sprint Capital Corp., 6.875%, 11/15/2028	4,000,000	4,308,728

		22,715,264

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financial Services 4.7%
Arch Western Finance LLC, 6.75%, 07/01/2013	$200,000	$213,500
Pemex Project Funding Master Trust, 8.625%, 02/01/2022	4,000,000	4,630,000
Prudential Holdings LLC, Ser. C, 8.70%, 12/18/2023 144A	5,000,000	6,455,710
Textron Financial Corp., 3.35%, 04/24/2006	4,000,000	4,066,524

		15,365,734

Insurance 9.2%
Assurant, Inc., 6.75%, 02/15/2034	4,000,000	4,300,720
Crum & Forster Holdings Corp., 10.375%, 06/15/2013 (p)	175,000	188,125
Fund American Companies, Inc., 5.875%, 05/15/2013	4,000,000	4,085,496
Markel Corp., Ser. A, 6.80%, 02/15/2013 (p)	4,000,000	4,326,888
Montpelier Re Holdings, Ltd, 6.125%, 08/15/2013	4,500,000	4,698,171
Monumental Global Funding, 3.90%, 06/15/2009 144A	4,000,000	4,002,980
RLI Corp., 5.95%, 01/15/2014	4,500,000	4,561,821
XL Capital, Ltd., 5.25%, 09/15/2014	4,000,000	4,001,020

		30,165,221

Real Estate 5.3%
Arden Realty LP, 5.20%, 09/01/2011	4,000,000	4,076,632
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010 REIT	130,000	148,850
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	185,000	201,650
FelCor Suites LP, 7.625%, 10/01/2007 REIT	175,000	186,813
Health Care Property Investors, Inc., 6.00%, 03/01/2015 REIT	4,000,000	4,214,124
Host Marriott LP, Ser. J, 7.125%, 11/01/2013 REIT	175,000	189,875
Kimco Realty Corp., FRN, 1.88%, 08/01/2006	4,000,000	4,004,036
Omega Healthcare Investors, Inc., REIT, 7.00%, 04/01/2014	35,000	36,050
OmLNR Property Corp., 7.625%, 07/15/2013	175,000	196,000
Pan Pacific Retail Properties, Inc., 7.95%, 04/15/2011 REIT	3,250,000	3,780,770
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT	175,000	184,625

		17,219,425

Thrifts & Mortgage Finance 1.2%
Countrywide Funding Corp., FRN, 2.18%, 04/12/2006	4,000,000	3,997,660

HEALTH CARE 3.0%
Health Care Equipment & Supplies 1.2%
NeighborCare, Inc., 6.875%, 11/15/2013	45,000	47,250
Unitedhealth Group, Inc., 5.00%, 08/15/2014	3,750,000	3,806,280

		3,853,530

Health Care Providers & Services 1.8%
Extendicare Health Services, Inc., 6.875%, 05/01/2014 (p)	200,000	206,500
Manor Care, Inc., 6.25%, 05/01/2013	5,000,000	5,372,780
Service Corporation International, 6.75%, 04/01/2016	55,000	56,925
Triad Hospitals, Inc., 7.00%, 11/15/2013	200,000	206,000

		5,842,205

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 7.0%
Aerospace & Defense 0.1%
Aviall, Inc., 7.625%, 07/01/2011	$155,000	$168,175
DRS Technologies, Inc., 6.875%, 11/01/2013	200,000	211,000

		379,175

Airlines 1.0%
Southwest Airlines Co., 8.70%, 07/01/2011	2,720,106	3,225,868

Commercial Services & Supplies 1.7%
Adesa, Inc., 7.625%, 06/15/2012	200,000	210,000
Allied Waste North America, Inc., 6.50%, 11/15/2010 (p)	200,000	193,500
Cenveo Corp., 7.875%, 12/01/2013 (p)	200,000	194,000
Geo Group, Inc., 8.25%, 07/15/2013	200,000	211,000
Hines Nurseries, Inc., 10.25%, 10/01/2011	190,000	204,250
Manitowoc Co., Inc., 7.125%, 11/01/2013	200,000	215,500
NationsRent West, Inc., 9.50%, 10/15/2010	175,000	194,250
Oakmont Asset Trust, 4.51%, 12/22/2008 144A	4,000,000	4,011,624

		5,434,124

Construction & Engineering 2.6%
Centex Corp., Ser. E, FRN, 3.74%, 11/22/2004	500,000	500,330
Lennar Corp., FRN, 2.66%, 03/19/2009	4,000,000	4,023,484
Pulte Homes, Inc., 4.875%, 07/15/2009	4,000,000	4,097,084

		8,620,898

Industrial Conglomerates 1.3%
General Electric Co., 5.00%, 02/01/2013	4,000,000	4,153,304

Machinery 0.3%
Case New Holland, Inc., 9.25%, 08/01/2011 144A	400,000	458,000
Cummins, Inc., 9.50%, 12/01/2010	20,000	23,050
Navistar International Corp., 7.50%, 06/15/2011	95,000	103,075
Terex Corp., 7.375%, 01/15/2014	190,000	204,250
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A	200,000	199,000

		987,375

Transportation Infrastructure 0.0%
Offshore Logistics, Inc., 6.125%, 06/15/2013	200,000	208,000

INFORMATION TECHNOLOGY 1.4%
IT Services 1.4%
First Data Corp., 3.90%, 10/01/2009	4,000,000	4,019,300
Iron Mountain, Inc., 6.625%, 01/01/2016	175,000	175,000
Stratus Technologies, Inc., 10.375%, 12/01/2008	200,000	171,000
Unisys Corp., 6.875%, 03/15/2010	200,000	215,000

		4,580,300

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS 2.5%
Chemicals 0.5%
Airgas, Inc., 9.125%, 10/01/2011	$175,000	$197,750
Equistar Chemicals LP, 10.625%, 05/01/2011	200,000	232,000
FMC Corp., 10.25%, 11/01/2009	175,000	203,875
Huntsman Advanced Materials LLC:
11.00%, 07/15/2010 144A	38,000	44,080
11.625%, 10/15/2010	175,000	207,156
Lyondell Chemical Co., 9.50%, 12/15/2008	175,000	191,625
Millennium America, Inc., 9.25%, 06/15/2008	200,000	224,000
Nalco Co., 7.75%, 11/15/2011	165,000	179,438
Scotts Co., 6.625%, 11/15/2013	200,000	212,000

		1,691,924

Containers & Packaging 0.3%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026 (p)	175,000	161,000
Graphic Packaging International, Inc., 8.50%, 08/15/2011	175,000	198,187
Norampac, Inc., 6.75%, 06/01/2013	200,000	212,000
Owens-Brockway Glass Container, Inc., 8.875%, 02/15/2009	175,000	192,938
Stone Container Corp., 9.75%, 02/01/2011	100,000	112,000

		876,125

Metals & Mining 0.1%
Century Aluminum Co., 7.50%, 08/15/2014 144A	60,000	63,900
Foundation Pennsylvania Coal Co., 7.25%, 08/01/2014 144A	80,000	85,900
Peabody Energy Corp., 5.875%, 04/15/2016	65,000	66,625
U.S. Steel LLC, 10.75%, 08/01/2008	114,000	135,660

		352,085

Paper & Forest Products 1.6%
Boise Cascade LLC, 7.125%, 10/15/2014 144A	25,000	26,220
Buckeye Technologies, Inc., 8.50%, 10/01/2013	100,000	111,000
Georgia Pacific Corp., 8.125%, 05/15/2011	200,000	234,500
Meadwestvaco Corp., 6.80%, 11/15/2032	4,400,000	4,708,647

		5,080,367

TELECOMMUNICATION SERVICES 2.5%
Diversified Telecommunication Services 2.4%
Bellsouth Telecommunications, 6.125%, 09/23/2008	2,950,000	3,191,605
Insight Midwest LP, 10.50%, 11/01/2010 (p)	175,000	194,687
Qwest Corp., 7.875%, 09/01/2011 144A	90,000	96,300
Verizon, Inc., 7.375%, 04/01/2032 (p)	4,000,000	4,546,084

		8,028,676

Wireless Telecommunication Services 0.1%
Nextel Communications, Inc., 5.95%, 03/15/2014	200,000	205,500
Rural Cellular Corp., 8.25%, 03/15/2012 144A	15,000	15,825

		221,325

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES 4.1%
Electric Utilities 1.4%
FirstEnergy Corp., Ser. B, 6.45%, 11/15/2011	$4,000,000	$4,388,948

Multi-Utilities & Unregulated Power 2.7%
Constellation Energy Group, Inc., 4.55%, 06/15/2015	4,000,000	3,829,376
Dominion Resources, Inc., FRN, 2.01%, 05/15/2006	2,010,000	2,015,236
NRG Energy, Inc., 8.00%, 12/15/2013 144A	75,000	82,969
Pacific Gas & Electric Corp., FRN, 2.72%, 04/03/2006	2,750,000	2,753,718
Reliant Resources, Inc., 9.50%, 07/15/2013	200,000	226,000

		8,907,299

Total Corporate Bonds (cost $243,913,875)		250,366,388

U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.1%
FHLMC:
6.00%, 01/01/2032	14,898	15,450
7.50%, 09/01/2013-05/01/2015	149,517	158,852

Total U.S. Government & Agency Obligations (cost $171,018)		174,302

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE
OBLIGATIONS 0.4%
Fixed Rate 0.4%
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027 (cost $1,176,871)	1,145,634	1,145,045

YANKEE OBLIGATIONS-CORPORATE 11.1%
CONSUMER STAPLES 2.8%
Beverages 2.8%
CIA Brasileira de Bebidas, 8.75%, 09/15/2013	4,000,000	4,560,000
SABMiller plc, 6.625%, 08/15/2033 144A	4,000,000	4,516,824

		9,076,824

ENERGY 1.1%
Oil & Gas 1.1%
Encana Corp., 4.60%, 08/15/2009	3,500,000	3,608,094

HEALTH CARE 0.1%
Pharmaceuticals 0.1%
Jean Coutu Group, Inc., 8.50%, 08/01/2014 144A (p)	150,000	153,750

INDUSTRIALS 1.3%
Industrial Conglomerates 1.3%
Tyco International Group SA, 6.00%, 11/15/2013	4,000,000	4,377,560

INFORMATION TECHNOLOGY 0.0%
Electronic Equipment & Instruments 0.0%
Celestica, Inc., 7.875%, 07/01/2011	95,000	102,125

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE continued
MATERIALS 0.7%
Paper & Forest Products 0.7%
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013 144A	$20,000	$21,450
Nexfor, Inc., 7.25%, 07/01/2012	2,000,000	2,248,918

		2,270,368

TELECOMMUNICATION SERVICES 2.9%
Diversified Telecommunication Services 2.8%
Telecom Italia SpA, 4.00%, 01/15/2010 144A	5,000,000	4,959,230
Telefonos De Mexico SA, 4.50%, 11/19/2008	4,000,000	4,045,244

		9,004,474

Wireless Telecommunication Services 0.1%
Rogers Cantel, Inc., 9.75%, 06/01/2016	200,000	231,000
Rogers Wireless, Inc., 6.375%, 03/01/2014	175,000	168,000

		399,000

UTILITIES 2.2%
Electric Utilities 1.3%
Transalta Corp, 5.75%, 12/15/2013	4,000,000	4,183,276

Oil & Gas 0.9%
Petrobras International Finance Co., 8.375%, 12/10/2018 (p)	3,000,000	3,030,000

Total Yankee Obligations-Corporate (cost $35,089,914)		36,205,471

	Shares	Value

PREFERRED STOCKS 1.2%
FINANCIALS 1.2%
Diversified Financial Services 1.2%
Zurich Regcaps Funding Trust V 144A (cost $3,762,908)	4,000	3,800,000

MUTUAL FUND SHARES 1.2%
PIMCO High Income Fund (cost $3,831,373)	257,000	3,862,710

	Principal Amount	Value

SHORT-TERM INVESTMENTS 6.1%
U.S. TREASURY OBLIGATION 0.3%
U.S. Treasury Bills, 1.97%, 11/12/2004 + ƒ	$1,200,000	1,199,483

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2004 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS continued
MUTUAL FUND SHARES 5.8%
Evergreen Institutional Money Market Fund ø	5,790,147	$5,790,147
Navigator Prime Portfoli (p) (p)	13,089,590	13,089,590

		18,879,737

Total Short-Term Investments (cost $20,079,220)		20,079,220

Total Investments (cost $328,494,357) 103.1%		336,361,530
Other Assets and Liabilities (3.1%)		(10,047,638)

Net Assets 100.0%		$326,313,892

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)	All or a portion of this security is on loan.
+	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(p)(p)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FRN	Floating Rate Note
REIT	Real Estate Investment Trust

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2004:

AAA	3.5%
AA	2.3%
A	23.9%
BBB	57.1%
BB	4.1%
B	5.1%
NR	4.0%

100.0%

The following table shows the percent of total bonds by maturity as of October 31, 2004:

Less than 1 year	2.9%
1 to 3 year(s)	11.3%
3 to 5 years	15.0%
5 to 10 years	39.7%
10 to 20 years	12.6%
20 to 30 years	17.6%
Greater than 30 years	0.9%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004 (unaudited)

Assets
Investments in securities, at value (cost $328,494,357) including $12,870,076 of securities loaned	$336,361,530
Receivable for Fund shares sold	37,583
Interest and dividends receivable	4,296,155
Receivable for daily variation margin on open futures contracts	40,000
Receivable for securities lending income	684
Prepaid expenses and other assets	141,682

Total assets	340,877,634

Liabilities
Dividends payable	450,631
Payable for securities purchased	11,952
Payable for Fund shares redeemed	933,789
Payable for securities on loan	13,089,590
Advisory fee payable	7,081
Distribution Plan expenses payable	11,393
Due to other related parties	2,753
Accrued expenses and other liabilities	56,553

Total liabilities	14,563,742

Net assets	$326,313,892

Net assets represented by
Paid-in capital	$368,809,909
Overdistributed net investment income	(1,766,715)
Accumulated net realized losses on securities, foreign currency related transactions and futures contracts	(48,623,306)
Net unrealized gains on securities, foreign currency related transactions and futures contracts	7,894,004

Total net assets	$326,313,892

Net assets consists of
Class A	$264,231,174
Class B	24,665,791
Class C	34,691,520
Class I	2,725,407

Total net assets	$326,313,892

Shares outstanding
Class A	17,556,015
Class B	1,638,833
Class C	2,304,988
Class I	181,080

Net asset value per share
Class A	$15.05
Class A - Offering price (based on sales charge of 4.75%)	$15.80
Class B	$15.05
Class C	$15.05
Class I	$15.05

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2004 (unaudited)

Investment income
Interest	$8,743,097
Dividends	348,311

Total investment income	9,091,408

Expenses
Advisory fee	704,320
Distribution Plan expenses
Class A	396,815
Class B	124,875
Class C	181,106
Administrative services fee	164,084
Transfer agent fees	340,514
Trustees’ fees and expenses	2,396
Printing and postage expenses	20,885
Custodian and accounting fees	45,945
Registration and filing fees	17,969
Professional fees	10,002
Other	7,697

Total expenses	2,016,608
Less: Expense reductions	(3,097)
Fee waivers	(194,520)

Net expenses	1,818,991

Net investment income	7,272,417

Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts
Net realized gains or losses on:
Securities	(4,404,823)
Foreign currency related transactions	43,543
Futures contracts	(706,250)

Net realized losses on securities, foreign currency related transactions and futures contracts	(5,067,530)
Net change in unrealized gains or losses on securities, foreign currency related transactions and futures contracts	11,624,602

Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	6,557,072

Net increase in net assets resulting from operations	$13,829,489

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2004 (unaudited)		Year Ended April 30, 2004

Operations
Net investment income		$7,272,417		$16,856,806
Net realized gains or losses on securities, foreign currency related transactions and futures contracts		(5,067,530)		5,586,344
Net change in unrealized gains or losses on securities, foreign currency related transactions and futures contracts		11,624,602		(15,614,330)

Net increase in net assets resulting from operations		13,829,489		6,828,820

Distributions to shareholders from
Net investment income
Class A		(6,484,963)		(15,198,914)
Class B		(524,893)		(1,186,466)
Class C		(762,510)		(1,898,544)
Class I		(64,436)		(162,471)

Total distributions to shareholders		(7,836,802)		(18,446,395)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	122,259	1,802,296	362,207	5,511,500
Class B	108,171	1,582,362	451,342	6,871,941
Class C	33,623	490,322	307,989	4,687,644
Class I	32,511	474,813	69,019	1,049,350

		4,349,793		18,120,435

Net asset value of shares issued in reinvestment of distributions
Class A	277,245	4,094,531	611,529	9,254,418
Class B	20,331	300,187	44,009	665,861
Class C	34,006	502,009	81,748	1,237,149
Class I	1,092	16,136	1,518	22,947

		4,912,863		11,180,375

Automatic conversion of Class B shares to Class A shares
Class A	8,792	128,527	27,179	413,022
Class B	(8,792)	(128,527)	(27,179)	(413,022)

		0		0

Payment for shares redeemed
Class A	(1,523,111)	(22,389,918)	(3,504,087)	(53,099,113)
Class B	(229,405)	(3,370,791)	(506,299)	(7,674,174)
Class C	(368,758)	(5,431,742)	(898,190)	(13,598,071)
Class I	(8,996)	(130,414)	(126,148)	(1,885,559)

		(31,322,865)		(76,256,917)

Net decrease in net assets resulting from capital share transactions		(22,060,209)		(46,956,107)

Total decrease in net assets		(16,067,522)		(58,573,682)
Net assets
Beginning of period		342,381,414		400,955,096

End of period		$326,313,892		$342,381,414

Overdistributed net investment income		$(1,766,715)		$(483,222)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Diversified Bond Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended October 31, 2004, EIMC waived its fee in the amount of $194,520, which represents 0.12% of the Fund’s average daily net assets (on an annualized basis). As of October 31, 2004 the Fund had $205,505 in advisory fee waivers subject to recoupment.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended October 31, 2004, the transfer agent fees were equivalent to an annual rate of 0.21% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares, and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the six months ended October 31, 2004, EIS received $2,814 from the sale of Class A shares and $58,685 and $4,739 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended October 31, 2004:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$9,057,566	$280,354,218	$11,500,905	$302,578,688

At October 31, 2004, the Fund had open short futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at October 31, 2004	Unrealized Loss

December 2004	150 U.S. Treasury	$16,834,406	$17,034,375	$199,969
	Notes Futures

At October 31, 2004, the Fund had open long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at October 31, 2004	Unrealized Gain

December 2004	140 U.S. Treasury	$15,711,325	$15,938,125	$226,800
	Bonds Futures

During the six months ended October 31, 2004, the Fund loaned securities to certain brokers. At October 31, 2004, the value of securities on loan and the value of collateral (including accrued interest) amounted to $12,870,076 and $13,089,590, respectively. During the six months ended October 31, 2004, the Fund earned $14,665 in income from securities lending which is included in interest income on the Statement of Operations.

On October 31, 2004, the aggregate cost of securities for federal income tax purposes was $328,578,095. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,037,543 and $1,254,108, respectively, with a net unrealized appreciation of $7,783,435.

As of April 30, 2004, the Fund had $42,634,473 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010

$7,055,922	$19,652,642	$11,338,929	$4,586,980

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended October 31, 2004, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended October 31, 2004, the Fund had no borrowings under this agreement.

10. LITIGATION

From time to time, the Fund and EIMC are involved in various legal actions in the normal course of business. In EIMC’s opinion, based upon the opinions of counsel, the Fund is not involved in any legal action that will have a material effect on the Fund’s financial position and results of operations.

11. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and prior to that, known as Evergreen Emerging Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager’s account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen is engaging in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

12. SUBSEQUENT EVENT

The Board of Trustees for Vestaur Securities Fund (AMEX:VES) has approved a proposal brought to them by EIMC to reorganize Vestaur Securities Fund into Class I shares of the Fund.

The merger is subject to approval by the Board of Trustees of the Fund, which is expected to consider the proposal at a meeting being held January 13, 2005. EIMC will recommend the approval of this proposal to the Board of Trustees. If the Evergreen Board approves the merger, existing shareholders of Vestaur Securities Fund will be notified and given the opportunity to vote on the transaction.

PLEASE VOTE PROMPTLY

************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of [________], [_________], [__________], [___________] and [__________] proxies of the signers, with full power of substitution, to vote at the Special Meeting of Shareholders to be held at Philadelphia, Pennsylvania on May 11, 2005, and at any adjournments, as specified herein and, in accordance with their best judgment, on any other business that may properly come before this meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDEDS A VOTE “FOR” THE PROPOSAL.

[VESTAUR LOGO]

VESTAUR SECURITIES FUND

Please be sure to sign and date this proxy. Date________

--------------------------------------------	--------------------------------------------
Shareholder sign here	Co-owner sign here

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER’S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

1.	Proposal to approve the Agreement and Plan of Reorganization with respect to the acquisition of Vestaur Securities Fund by Evergreen Diversified Bond Fund (Item 1 of the Notice)	 FOR  AGAINST  ABSTAIN

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT     

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DETACH CARD	DETACH CARD

THREE CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed proxy statement provides details on important issues affecting your fund. The Board of Trustees recommends that you vote for the proposal.

You can vote your proxies over the Internet, by telephone, or by fax - it's easy and confidential!

If you are voting by Internet, telephone, or fax, you should NOT mail your proxy card.

Vote by Internet:

-	Read the proxy statement and have your proxy card available.

-	Go to www.[_________].com or www.[________].com.

-	Click on the proxy link and follow the instructions provided.

Vote by telephone:

-	Read the proxy statement and have your proxy card available.

-	When you are ready to vote, call toll free [___]-[___]-[____].

-	Enter the voter control number located on the upper left corner of your proxy card.

-	Follow the instructions provided to cast your vote. A representative will be available to answer questions regarding the meeting agenda and execution of proxies.

Vote by fax:

-	Read the proxy statement and have your proxy card available.

-	When you are ready to vote, fax your completed proxy card to [___]-[___]-[____].

INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK. If you have any questions or concerns, please call 888-___-____ from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 to 6:00 p.m.

EVERGREEN FIXED INCOME TRUST

PART C

OTHER INFORMATION

Item 15. Indemnification.

        Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The response to this item is incorporated by reference to the sub-caption “Liability and Indemnification of Trustees” under the caption “Information on Shareholders’ Rights” in Part A of this Registration Statement.

Item 16. Exhibits:

1.	Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement on Form N-1A filed on October 8, 1997 Registration No.333-37433.

2.	Bylaws. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. 14 on Form N-1A filed on August 27, 2001, Registration No. 333-37433.

3.	Not applicable.

4.	Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5.	Declaration of Trust of Evergreen Fixed Income Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, of Evergreen Fixed Income Trust’s Registration Statement on Form N1-A filed on October 8, 1997

6.	Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. 29 on Form N-1A filed on August 28, 2004 Registration No. 333-37433.

7(a)	Principal Underwriting Agreements between Evergreen Distributor, Inc. and Evergreen Fixed Income Trust for Classes A and C. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. 27 on Form N-1A filed on August 25, 2003, Registration No. 333-37433.

7(b)	Principal Underwriting Agreements between Evergreen Investment Services, Inc. and Evergreen Fixed Income Trust for Class A, Class B, Class C and Class I. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. No. 29 on Form N-1A filed on August 28, 2004, Registration No. 333-37433.

7(c)	Specimen Copy of Dealer Agreement used by Evergreen Distributor, Inc. Incorporated by reference to the Registrant’s Form N-1A Registration Statement Pre-Effective Amendment No.1 filed on November 10, 1997.

8.	Deferred Compensation Plan. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. 19 on Form N-1A filed on August 26, 2002, Registration No. 333-37433.

9.	Agreement between State Street Bank and Trust Company and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. 3 on Form N-1A filed on August 31, 1998, Registration No. 333-37433.

10(a)	Rule 12b-1 Distribution Plan for Class A. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. 27 on Form N-1A filed on August 25, 2003, Registration No. 333-37433.

10(b)	Rule 12b-1 Distribution Plan for Class B. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. 27 on Form N-1A filed on August 25, 2003, Registration No. 333-37433.

10(c)	Rule 12b-1 Distribution Plan for Class C. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. 27 on Form N-1A filed on August 25, 2003, Registration No. 333-37433.

10(d)	Multiple Class Plan. Incorporated by reference to Evergreen Fixed Income Trust’s Registration Statement Amendment No. 28 on Form N-1A filed on October 28, 2003 Registration No. 333-37433.

11.	Opinion and Consent of Sullivan & Worcester LLP. Contained herein

12.	Tax Opinion and Consent of Ropes & Gary LLP. To be filed by Amendment.

13.	Not applicable.

14.	Consent(s) of KPMG LLP. Contained herein.

15.	Not applicable.

16.	Powers of Attorney. Incorporated by reference to Evergreen Fixed Income Trust’s Post-Effective Amendment No. 14 Filed on August 27, 2001

17.	None

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 18th day of February, 2005.

EVERGREEN FIXED INCOME TRUST By: /s/ Michael H. Koonce —————————————— Name: Michael H. Koonce Title: Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of February, 2005.

/s/ Dennis H. Ferro ——————————————	/s/ Carol A. Kosel ——————————————	/s/ Charles A. Austin, III ——————————————
Dennis H. Ferro*	Carol A. Kosel*	Charles A. Austin III*
President	Treasurer	Trustee
(Chief Executive Officer)	(Principal Financial and
Accounting Officer)

/s/ K. Dun Gifford ——————————————	/s/ William Walt Pettit ——————————————	/s/ Gerald M. McDonnell ——————————————
K. Dun Gifford*	William Walt Pettit*	Gerald M. McDonnell*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield ——————————————	/s/ David M. Richardson ——————————————	/s/ Richard J. Shima ——————————————
Michael S. Scofield*	David M. Richardson*	Richard J. Shima*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Russell A. Salton, III MD ——————————————	/s/ Leroy Keith, Jr. ——————————————	/s/ Richard K. Wagoner ——————————————
Russell A. Salton, III MD*	Leroy Keith, Jr.*	Richard K. Wagoner*
Trustee	Trustee	Trustee
/s/ Shirley Fulton —————————————— Shirley Fulton* Trustee

*By: /s/ Maureen E. Towle ——————————————
Maureen E. Towle
Attorney-in-Fact

        *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS

EXHIBIT NO.	EXHIBIT
11	Opinion and Consent of Sullivan & Worcester LLP
14	Consent(s) of KPMG LLP